ALLIANZ INDEX ADVANTAGE® NEW YORK VARIABLE ANNUITY CONTRACT
Issued by Allianz Life® of NY Variable Account C and Allianz Life Insurance Company of New York
(Allianz Life® of New York, we, us, our)
Prospectus Dated: May 1, 2018
This prospectus describes all material rights and obligations of purchasers under an individual flexible purchase payment variable and index-linked deferred annuity contract (Contract). The Contract offers both variable investment options (Variable Options) and index-linked investment options (Index Options). (The Variable Options and the Index Options together are referred to as Allocation Options.) You can allocate your money (Purchase Payments) to any or all of the Variable Options or Index Options. The Contract also offers various standard annuity features, including multiple fixed annuitization options (Annuity Options), a free withdrawal privilege, and a guaranteed death benefit (Traditional Death Benefit). For an individually owned Contract, the annuity can be a single or joint annuity. The Contract has a six-year withdrawal charge period.

If you allocate Purchase Payments to the Variable Options, the value of your investment (Variable Account Value) increases and decreases based on your selected Variable Options' performance. The Variable Options do not provide any protection against loss of principal. You can lose money (including principal and previously applied positive Performance Credits) you allocate to the Variable Options.
Variable Options Currently Available
AZL® MVP Growth Index Strategy Fund	AZL® MVP Balanced Index Strategy Fund	AZL® Government Money Market Fund
If you allocate Purchase Payments to the Index Options, you receive annual returns (Performance Credits) based on the performance of one or more nationally recognized third-party broad based securities indices (Index or Indices). Unlike the Variable Options, the Index Options do not involve a direct or indirect investment by you in any underlying Index and do not participate directly in the equity market. Instead, Performance Credits are an obligation of Allianz Life of New York, and are subject to the claims paying ability and financial strength of Allianz Life of New York. Performance Credits are calculated by us based on annual changes in the Index's value.
All Index credit calculation methods (Crediting Methods) provide a combination of a credit that is calculated by reference to Index performance, a level of protection against negative Index performance, and a limit or Cap on participation in positive Index performance. The Crediting Methods are described in more detail in section 7, Index Options. The Indices are described in more detail in Appendix A.
Crediting Methods	Indices
Index Performance Strategy	S&P 500® Index
Index Protection NY Strategy	Russell 2000® Index
Nasdaq-100® Index
EURO STOXX 50®

NOTE: Availability restrictions for the Crediting Methods and Indices on Contracts issued before the date of this prospectus are detailed in section 7, Index Options.

The Index Performance Strategy and Index Protection NY Strategy provide a positive Performance Credit based on positive Index Return (annual percentage change in Index Value from one Index Anniversary to the next) subject to an upper limit called the Cap. The Index Value is the Index price at the end of the Business Day on the Index Anniversary as provided by Bloomberg or another market source. An Index Anniversary is a twelve-month anniversary of the Index start date (Index Effective Date) and is the date we apply Performance Credits. If the Index Return is negative you will receive a negative Performance Credit if the loss is greater than a specified percentage called the Buffer. Please note, since the Index Value is priced only on the Index Effective Date and subsequent Index Anniversaries, the Index Return does not account for changes in Index Value during the Index Year. A negative Performance Credit means that you can lose money, including principal and previously applied positive Performance Credits. For more information please see "How Do the Index-Linked Crediting Methods Compare?" on page 11.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We can change the Caps at the beginning of each Index Year, but we generally establish the Buffers on the date we issue your Contract (Issue Date). However, if we add a new Index Option to a Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to the Contract. We cannot change Buffers after they are established. An Index Year is a twelve-month period beginning on the Index Effective Date and each subsequent Index Anniversary. Caps and Buffers can all be different. For example, Caps for the Index Performance Strategy can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between the Index Performance Strategy and Index Protection NY Strategy. Amounts allocated to an Index Option may fluctuate between Index Anniversaries. We base these interim values on a calculation called the Daily Adjustment, which reflects changes in market value of an Index Option. You can lose money (including principal and previously applied positive Performance Credits) that you allocate to the Index Options if Index losses are greater than the Buffer. This loss could be significant. If money is withdrawn or removed from an Index Option before the Index Anniversary, you could lose money (including principal and previously applied positive Performance Credits) even if the Index Return is positive on the date of withdrawal due to the application of the Daily Adjustment.
The Crediting Methods have different risk and return potentials. The Index Performance Strategy has higher Caps in exchange for lower Buffers (i.e., in exchange for higher risk). The Index Protection NY Strategy provides more protection and has higher Buffers in exchange for lower Caps.
All guarantees under the Contract are the obligations of Allianz Life of New York and are subject to the claims paying ability and financial strength of Allianz Life of New York.
The Contract involves certain risks, as described in section 1, Risk Factors on page 18 of this prospectus.
Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
Index-linked annuity contracts are complex insurance and investment vehicles. Purchasers should speak with a Financial Professional about the Contract's features, benefits, risks, and fees, and whether the Contract is appropriate based upon the purchaser's financial situation and objectives. The primary purpose of this prospectus is to offer the product for sale; it is not intended to constitute a suitability recommendation or fiduciary advice. Please consult your Financial Professional for a specific recommendation to purchase the Contract.
Allianz Life of NY Variable Account C is the Separate Account that holds the assets allocated to the Variable Options. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC's website (www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC on Form N-4 and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI's table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable and index-linked annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract's features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

TABLE OF CONTENTS
Glossary		4
Summary		8
	Who Should Consider Purchasing the Contract?	9
	What Are the Contract's Charges?	9
	What Are the Contract's Benefits?	9
	What Are the Index-Linked Crediting Methods and How Do They Work?	10
	When Do You Establish the Values Used to Determine Index-Linked Credits?	10
	What Factors Impact the Caps?	11
	How Do the Index-Linked Crediting Methods Compare?	11
	How Can I Allocate My Purchase Payments?	12
	What Are the Different Values Within the Contract?	12
	How Do We Apply Performance Credits to the Index Options?	13
	Can My Contract Lose Value Because of Negative Changes in an Index's Value?	13
	Can I Transfer Index Option Value Between the Allocation Options?	13
	How Can I Take Money Out of My Contract?	14
	What Are My Annuity Options?	14
	Does the Contract Provide a Death Benefit?	14
	What If I Need Customer Service?	14
Fee Tables		15
	Owner Transaction Expenses	15
	Owner Periodic Expenses	15
	Annual Operating Expenses of the Variable Options	16
	Examples	17
	Condensed Financial Information	18
1.	Risk Factors	18
	Liquidity Risk	18
	Risk of Investing in Securities	19
	Risk of Negative Returns	19
	Calculation of Performance Credits	20
	Substitution of an Index	20
	Changes to Caps and Notice of Buffers	21
	Investment in Derivative Securities	22
	Variable Option Risk	22
	Our Financial Strength and Claims-Paying Ability	22
	Regulatory Protections	22
2.	The Variable Annuity Contract	23
	When The Contract Ends	23
3.	Ownership, Annuitants, Determining Life, Beneficiaries, and Payees	24
	Owner	24
	Joint Owner	24
	Annuitant	24
	Determining Life (Lives)	25
	Beneficiary	25
	Payee	25
	Assignments, Changes of Ownership and Other Transfers of Contract Rights	25
4.	Purchasing the Contract	26
	Purchase Requirements	26
	Applications Sent Electronically	26
	Allocation of Purchase Payments and Transfers Between the Allocation Options	26
	Automatic Investment Plan (AIP)	28
	Free Look/Right to Examine Period	28
5.	Variable Options	28
	Substitution of Variable Options and Limitation on Further Investments	30
	Transfers Between Variable Options	30
	Electronic Transfer and Allocation Instructions	30
	Excessive Trading and Market Timing	31
	Financial Adviser Fees	33
	Voting Privileges	33
6.	Valuing Your Contract	34
	Accumulation Units	34
	Computing Variable Account Value	34
7.	Index Options	35
	Determining the Index Option Values	35
	Optional Rebalancing Program	38
8.	Expenses	38
	Product Fee	38
	Contract Maintenance Charge	39
	Withdrawal Charge	40
	Transfer Fee	42
	Premium Tax	42
	Income Tax	42
	Variable Option Expenses	42
9.	Access to Your Money	42
	Free Withdrawal Privilege	43
	Systematic Withdrawal Program	43
	Minimum Distribution Program and Required Minimum Distribution (RMD) Payments	43
	Waiver of Withdrawal Charge Benefit	44
	Suspension of Payments or Transfers	44
10.	The Annuity Phase	44
	Calculating Your Annuity Payments	44
	Annuity Payment Options	45
	When Annuity Payments Begin	46
11.	Death Benefit	46
	Death of the Owner and/or Annuitant	47
	Death Benefit Payment Options During the Accumulation Phase	47
12.	Taxes	48
	Qualified and Non-Qualified Contracts	48
	Taxation of Annuity Contracts	49
	Tax-Free Section 1035 Exchanges	50
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

13.	Other Information	50
	The Registered Separate Account	50
	Our General Account	50
	Our Unregistered Separate Account	51
	Distribution	51
	Additional Credits for Certain Groups	52
	Administration/Allianz Service Center	52
	Legal Proceedings	53
	Status Pursuant to Securities Exchange Act of 1934	53
14.	Information on Allianz Life of New York	53
	Directors, Executive Officers and Corporate Governance	53
	Executive Compensation	59
	Security Ownership of Certain Beneficial Owners and Management	73
	Transactions with Related Persons, Promoters and Certain Control Persons	73
	Risks Associated with the Financial Services Industry	73
15.	Financial Statements	89
	Auditor Update	89
16.	Privacy Notice	90
17.	Table of Contents of the Statement of Additional Information (SAI)	91
Appendix A – Available Indices		92
	Standard & Poor's 500 Index	92
	Russell 2000® Index	93
	Nasdaq-100® Index	93
	EURO STOXX 50®	94
Appendix B – Daily Adjustment		95
Appendix C – Withdrawal Charge Calculation Example For Contracts Without the Index Guard Strategy		96
Appendix D – Buffers and Initial and Renewal Caps		97
	Index Performance Strategy	97
	Index Protection NY Strategy	99
Appendix E – Bar Chart Examples		102
Appendix F – Selected Financial Data and Financial Statements		103
	Management's Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ended December 31, 2017)	103
	Financial Statements and Supplemental Schedules	103
For Service or More Information		104
	Our Service Center	104

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the initial phase of your Contract before you apply your Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date.
Allocation Options – the Variable Options and Index Options available to you under the Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary –the person(s) the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – the negative Index Return that Allianz Life of New York absorbs before applying a negative Performance Credit. We generally establish a Buffer for each Index Option on the Issue Date. However, if we add a new Index Option to a Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. Buffers are stated in your Contract and do not change after they are established.
Business Day – each day on which the New York Stock Exchange is open for trading, except, with regard to a specific Variable Option, when that Variable Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Cap – the maximum potential Performance Credit for an Index Option. We set a Cap for each Index Option on the Index Effective Date and each Index Anniversary. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), adjusted for subsequent Purchase Payments and withdrawals. We use the Charge Base to determine the next product fee we deduct.
Contract – the individual flexible purchase payment variable and index-linked deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – on any Business Day, the sum of your Index Option Value(s) and Variable Account Value. The Contract Value does not include any currently applicable withdrawal charge, final product fee, or final contract maintenance charge. The Variable Account Value component of the Contract Value fluctuates each Business Day. The Index Option Value component of the Contract Value is adjusted on each Index Anniversary to reflect Performance Credits, which can be negative. A negative Performance Credit means that you can lose money, including principal and previously applied positive Credits. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Index Anniversary.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Crediting Method – a method we use to calculate annual Performance Credits if you allocate money to an Index Option.
Daily Adjustment – the change in the market value of an Index Option as discussed in section 7, Index Options and Appendix B. We use the Daily Adjustment to calculate the Index Option Values on each Business Day during the Index Year other than the Index Effective Date or Index Anniversary. The Daily Adjustment can affect the amounts available for withdrawals, annuitizations, death benefits, and the Contract Value used to determine the Charge Base and contract maintenance charge.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit.
Financial Professional – the person who advises you regarding the Contract.
Good Order – a request is in "Good Order" if it contains all of the information we require to process the request. If we require information to be provided in writing, "Good Order" also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Index (Indices) – one (or more) of the nationally recognized third-party broad based securities Indices available to you under the Crediting Methods in your Contract.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. If an Index Anniversary does not occur on a Business Day, we consider it to occur on the next Business Day for the purposes of determining Index Values, Index Returns, applying Performance Credits, and setting Caps.
Index Effective Date – the date shown on the Index Options Statement that starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 4, Purchasing the Contract – Allocation of Purchase Payments and Transfers Between the Allocation Options.
Index Option – the index-linked investment options to which you can allocate money under the Contract. Each Index Option is the combination of an Index and a Crediting Method.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is equal to the amounts you allocate to an Index Option adjusted for withdrawals, Contract expenses, transfers into or out of the Index Option, and the application of any Performance Credits.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Index Option Value – on any Business Day it is equal to the value in an Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Index Anniversaries and the deduction of any previously assessed contract maintenance charge, product fee, and withdrawal charge. On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, each Index Option Value also includes the Daily Adjustment.
Index Options Statement – an account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values and Caps for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Performance Credits received, and renewal Caps that are effective for the next year for the Index Options you selected. The Index Performance Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the Buffer.
Index Performance Strategy – one of the Index Crediting Methods described in section 7, Index Options. Section 7 also includes availability restrictions for Index Performance Strategy. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to a Cap and Buffer. You can receive negative Performance Credits, which means you can lose money (including principal and previously applied positive Performance Credits). The Index Performance Strategy provides the highest potential returns. Its Caps will generally be greater than the Index Protection NY Strategy Caps.
Index Protection NY Strategy – one of the Index Crediting Methods described in section 7, Index Options. Section 7 also includes availability restrictions for Index Protection NY Strategy. The Index Protection NY Strategy calculates Performance Credits based on Index Returns subject to a Cap and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose money (including principal and previously applied positive Performance Credits). The Index Protection NY Strategy provides more protection than the Index Performance Strategy. It generally has higher Buffers in exchange for lower Caps.
Index Return – annual percentage change in Index Value on each Index Anniversary we use to determine the Performance Credits. The Index Return is an Index's current Index Value, minus its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), divided by its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary).
Index Value – an Index's price at the end of the Business Day on the Index Effective Date and each Index Anniversary as provided by Bloomberg or another market source.
Index Year – any period of twelve months beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – two Owners who own a Contract.
Lock Date – the Business Day we process your request to lock in an Index Option Value (a Performance Lock) before the Index Anniversary.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.
Owner – "you," "your" and "yours." The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Performance Lock – a feature that allows you to lock in each of your current Index Option Values before the Index Anniversary. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply for the remainder of the Index Year and the Index Option Value will not receive a Performance Credit on the next Index Anniversary.
Performance Credit – the credit we apply on the Index Anniversary to each Index Option. We base Performance Credits on Index Values and Index Returns limited by the Cap and Buffer. Performance Credits can be negative, which means you can lose money (including principal and previously applied positive Credits).
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Proxy Investment – an investment tracking mechanism we establish that is structured as a hypothetical set of call and put options designed to provide the same returns as the Performance Credits on an Index Anniversary. We use the Proxy Investment to calculate the Daily Adjustment between Index Anniversaries. For more information, see Appendix B.
Proxy Value – the value of the Proxy Investment for an Index Option used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs. We may also issue an Inherited IRA and Inherited Roth IRA to make any required minimum distribution payments to a beneficiary of a previously held tax-qualified arrangement.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues the variable investment portion of your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the Variable Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Traditional Death Benefit – the death benefit provided by the Contract that is equal to the greater of Contract Value (after deduction of the final product fee), or total Purchase Payments adjusted for withdrawals. Withdrawals include withdrawal charges, but not amounts we withdraw for other Contract expenses.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day, the sum of the values in your selected Variable Options. The Variable Account Value includes the deduction of the Variable Option operating expenses, and any previously assessed transfer fee, contract maintenance charge, product fee, and withdrawal charge.
Variable Options – the variable investments available to you under the Contract. Variable Option performance is based on the securities in which they invest.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 8, Expenses – Withdrawal Charge.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

SUMMARY

The Allianz Index Advantage New York Variable Annuity is a variable and index-linked deferred annuity product. The product or certain product features may not be available on all Contracts, or may not be available from all selling firms or from all Financial Professionals. When you purchase a Contract, you tell us how to allocate your money. You can select any or all of the available Variable Options and Index Options. Check with your Financial Professional regarding availability of Allocation Options. Your allocations must be in whole percentages and we only allow allocations to the Index Options once each Index Year. You can only reallocate money from the Index Options to the Variable Options on every sixth Index Anniversary. If you allocate money to the Variable Options offered through the Contract, the value of your investment (Variable Account Value) increases and decreases based on your selected Variable Options performance.
If you allocate money to an Index Option, we calculate an annual return or Performance Credit, on each Index Anniversary. The Performance Credit is based on the change in value of one or more nationally recognized third-party broad based securities Indices. Performance Credits may be positive, zero, or, in some instances, negative. Positive Credits are limited by the Caps and there is a Buffer on negative Performance Credits, but there is no protection for negative Performance Credits for losses greater than the Buffer. Once we issue your Contract we can change the Caps annually. We generally establish the Buffers on the Issue Date. However, if we add a new Index Option to a Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Options to your Contract. Your actual Buffers are stated in your Contract and they cannot change after they are established. We publish any changes to the Buffers for newly issued Contracts, and changes to initial and renewal Caps at least seven calendar days before they take effect on our website at www.allianzlife.com/indexratesny, or call (800) 624-0197.
You can lose money (including principal and previously applied positive Performance Credits) that you allocate to the Index Options if Index losses are greater than the Buffer. The Index Options include a risk of potential loss of principal and this loss could be significant. If money is withdrawn or removed from an Index Option before the Index Anniversary, you could lose money (including principal and previously applied positive Performance Credits) even if the current Index return is positive on the date of withdrawal.
On each Business Day during the Index Year, other than the Index Effective Date or Index Anniversary, the Index Option Values change for Index performance through the Daily Adjustment. A Business Day is any day the New York Stock Exchange is open, except, with regard to a specific Variable Option, when that Variable Option does not value its shares. The Daily Adjustment is meant to approximate the Index Option Value on the next Index Anniversary, as adjusted for gains during the Index Year subject to the Cap and losses greater than the Buffer. Even if the current Index return during the Index Year is positive, or losses are within the Buffer, the Daily Adjustment may be negative until the Index Anniversary. This means if money is withdrawn or removed from an Index Option, you could lose money (including principal and previously applied positive Performance Credits) even if the current Index return is positive on that day. If the current Index return during the Index Year is negative, the Daily Adjustment could result in losses greater than the protection provided by the Buffer.
The Contract has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase your Contract Value (the total of your Variable Account Value and all Index Option Values) fluctuates based on the returns of your selected Variable Options and Index Options. During the Accumulation Phase you can add Purchase Payments to your Contract, take withdrawals, and we pay a death benefit if you die.
The Accumulation Phase of your Contract ends and the Annuity Phase starts once you begin Annuity Payments. For an individually owned Contract, Annuity Payments can be either single or joint. You can take Annuity Payments based on your Contract Value as discussed in section 10, The Annuity Phase.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Who Should Consider Purchasing the Contract?
We designed the Contract for people who are looking for a level of protection for their principal while providing potentially higher returns than are available on traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk, nor someone who is seeking unlimited investment performance.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include variable annuities and index-linked annuities. These annuity products may offer different features and benefits more appropriate for your needs, including allocation options, fees and/or charges that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm.
These alternative contracts may have different rates for the Caps and Buffers. Caps may also be affected, positively or negatively, by expenses we incur in providing other contract features. For example, a contract that has a product fee may be able to set higher Caps than a contract without a product fee. The deduction of the product fee reduces Index Option Values, which may offset the effect of higher Caps. For more information about these contracts, please contact your Financial Professional or our Service Center.
What Are the Contract's Charges?
The Contract includes a product fee, contract maintenance charge, transfer fee, and withdrawal charge. These fees and charges are discussed in more detail in section 8, Expenses.
We assess a 1.25% annualized product fee. The fee is deducted quarterly during the Accumulation Phase while your Contract Value is positive. We calculate and accrue the fee on a daily basis as a percentage of the Charge Base. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), adjusted for subsequent Purchase Payments and withdrawals. A Quarterly Contract Anniversary is the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
We assess a $50 contract maintenance charge annually, but we waive this charge if your Contract Value is at least $100,000.
We assess a $25 transfer fee for each transfer in excess of 12 between the Variable Options in a Contract Year. A Contract Year is any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary (a twelve-month anniversary of the Issue Date).
The withdrawal charge is calculated based upon Purchase Payments. The withdrawal charge period applies separately to each Purchase Payment. The withdrawal charge starts at 8.5% and decreases to zero after we have had a Purchase Payment for six complete years. During the period that the withdrawal charge applies, if you withdraw more than is allowed under the free withdrawal privilege, we may deduct a withdrawal charge. (See section 9, Access to Your Money – Free Withdrawal Privilege.)
Contract charges and pro-rata fees are assessed on any full or partial withdrawal from either the Variable Options or the Index Options as discussed in more detail in section 8, Expenses.
What Are the Contract's Benefits?
The Contract offers a variety of variable and index-linked Allocation Options, each with different return and risk characteristics. The Contract has a free withdrawal privilege that allows you to withdraw up to 10% of your total Purchase Payments from your Contract each Contract Year during the Accumulation Phase without incurring a withdrawal charge. The Contract includes a waiver of withdrawal charge benefit that allows you to take money out of the Contract without incurring a withdrawal charge if you are confined to a nursing home for a period of time. Keep in mind that if you withdraw money from an Index Option on any day other than an Index Anniversary, we first calculate the Index Option Value by adding the Daily Adjustment (which can be negative), even if the withdrawal is not subject to a withdrawal charge. The Contract has several Annuity Options which can provide guaranteed income for life, or life and term certain. (For more information see section 9, Access to Your Money and section 10, The Annuity Phase.) We also pay a death benefit to your Beneficiary(s) if you die before Annuity Payments begin.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

What Are the Index-Linked Crediting Methods and How Do They Work?
The Contract offers two Index Crediting Methods: the Index Performance Strategy and Index Protection NY Strategy. However, all Crediting Methods may not currently be available on all Contracts. Both of these Crediting Methods are compared as described later in this section under "How Do the Index-Linked Crediting Methods Compare?" A more detailed description of the Crediting Methods, including availability restrictions, is included in section 7, Index Options.
The Index Performance Strategy and Index Protection NY Strategy provide a positive Performance Credit if the Index Return is positive, adjusted by an upper limit called the Cap. Under both of these Crediting Methods, if the Index Return is negative, you will receive a negative Performance Credit if the loss is greater than a specified percentage called the Buffer. A negative Performance Credit means you can lose money (including principal and previously applied positive Performance Credits). If the Index Return is negative, but the loss is less than or equal to the Buffer, your Performance Credit is zero.
Please note, since the Index Value is priced only on the Index Effective Date and subsequent Index Anniversaries, the Index Return does not account for changes in Index Value during the Index Year.
We cannot eliminate or modify the two Crediting Methods; however, we can adjust the renewal Caps each Index Year. We can replace or substitute an Index either on an Index Anniversary or during the Index Year. If we substitute an Index during an Index Year, we will combine the return of the previously available substituted Index with the return of the new Index. If we substitute an Index during an Index Year, we do not change the Buffers or current Caps. Changes to the Caps for the new Index, if any, occur at the next regularly scheduled Index Anniversary. For more information see section 1, Risk Factors – Substitution of an Index. We can add new Crediting Methods and Indices to your Contract in the future, and you can select these Crediting Methods and Indices if they are made available to you.
NOTE: For historical information on the Buffers and initial Caps that we offered to newly issued Contracts, and renewal Caps that we offered to inforce Contracts please see Appendix D. This information is for historical purposes only; it is not a representation as to future Buffers or Caps.

When Do You Establish the Values Used to Determine Index-Linked Credits?
We generally establish the Buffers on the Issue Date. However, the Buffers we currently offer for newly issued Contracts may change before we issue your Contract. For information on the Buffers we currently offer for newly issued Contracts, see our website at www.allianzlife.com/indexratesny, or call (800) 624-019. For newly issued Contracts, we publish any changes to the Buffers on our website at least seven calendar days before they take effect. If we add a new Index Option to a Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. Your actual Buffers are stated in your Contract and cannot change after they are established. The minimum Buffer that we can establish is 5%. This minimum is the least amount of protection that you could receive from negative Index Returns. Any decline in Index Return in excess of the Buffer reduces your Contract Value. For example, if we set the Buffer at 5%, we would absorb the first 5% of any negative Index Return and you could lose up to 95% of the Contract Value in that Index Option.
We can change the initial Caps we currently offer for newly issued Contracts frequently at our discretion. However, once these rates are established for your Contract on the Index Effective Date they cannot change until the next Index Anniversary. For information on the initial Caps we currently offer for newly issued Contracts, see our website at www.allianzlife.com/indexratesny, or call (800) 624-0197. For newly issued Contracts, we publish any changes to the initial Caps on our website at least seven calendar days before they take effect. These initial Caps may change before your Index Effective Date. The minimum Cap is 1.50% for the entire time you own your Contract. We inform you of the initial Caps for your Contract in the Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Index Effective Date and each subsequent Index Anniversary. We use these Index Values to determine the Index Returns and Performance Credits.
Caps and Buffers can all be different. For example, Caps for the Index Performance Strategy can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between the Index Performance Strategy and Index Protection NY Strategy.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Once we issue your Contract, we can change the renewal Caps annually on each Index Anniversary, in our discretion. We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that your current Caps are expiring on the upcoming Index Anniversary, and the renewal Caps for the next Index Year will be available for your review in your account on our website at least seven calendar days before the upcoming Index Anniversary. We also have a link to your Contract information with your renewal Caps on our website at www.allianzlife.com/indexratesny. Your Index Options Statement that we mail on each Index Anniversary will include the actual renewal Caps you received for the current Index Year. The Index Anniversary letter also reminds you of your opportunity to transfer Contract Value from the Variable Options to the Index Options, or rebalance your Index Option Values, on the upcoming anniversary. We must receive your transfer instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Index Anniversary (or the next Business Day if the Index Anniversary is not a Business Day). If we do not receive transfer instructions from you, your Index Option Value will remain allocated to your existing Index Options at the renewal Caps. A request is in "Good Order" when it contains all the information we require to process it. Our Service Center is the area of our company that issues Contracts and provides Contract maintenance and routine customer service.
NOTE:

•
Caps may be different for newly issued Contracts and for inforce Contracts, even if the Contracts have Index Effective Dates with the same month and day. The initial Caps for newly issued Contracts may be higher or lower than the renewal Caps for inforce Contracts. However, all inforce Contracts with Index Effective Dates in the same date range will receive the same renewal Caps.

For example, if on January 1, 2015 we set initial and renewal Caps for the Index Performance Strategy Index Option using the S&P 500® Index for Contracts with Index Effective Dates of January 7 through February 3, these Caps might hypothetically be as follows: 13% for newly issued Contracts, 14% for inforce Contracts issued in 2014, and 12% for inforce Contracts issued in 2013.

•
If your Contract is still within its Free Look/Right to Examine period, you may be able to take advantage of any increase in initial Caps for newly issued Contracts by cancelling your existing Contract and purchasing a new Contract.

What Factors Impact the Caps?
Caps will vary depending upon a variety of factors, including our hedging strategies and investment performance, your Index Effective Date, and the level of interest rates and volatility on your Index Effective Date and on Index Anniversaries. The Caps are also affected by the amount of money available to us through Contract charges to purchase hedging instruments.
While initial and renewal Caps may be affected by a variety of factors (including, a change in the current level of interest rates), the effect of a change in interest rates or other market conditions on the Caps may not be direct or immediate. There may be a lag in changes to Caps. In a rising interest rate environment, increases in Caps, if any, may be substantially slower than increases in interest rates.
(For more information see section 7, Index Options.)
How Do the Index-Linked Crediting Methods Compare?
Crediting Methods	Indices	Guaranteed Minimum Rates
Index Protection NY Strategy	S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50®	Caps cannot be less than 1.50%
Index Performance Strategy	S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50®	Caps cannot be less than 1.50% Buffers cannot be less than 5%
Availability restrictions for the Crediting Methods and Indices are detailed in section 7, Index Options.
The Crediting Methods have different risk and return potentials. Positive returns are limited by the Caps and negative returns are limited by the Buffers. However, you can lose money (including principal and previously applied positive Performance Credits) that you allocate to the Index Options due to negative Index performance and these losses could be significant. The Index Performance Strategy provides the highest potential returns; its Caps will generally be greater than the Index Protection NY Strategy Caps. However, in extreme market environments it is possible that all Cap rates will be equal and reduced to the minimum of 1.50%. The Index Protection NY Strategy provides the most protection; it generally has the highest Buffers in exchange for lower Caps. The Index Performance Strategy has protection for smaller negative market movements, but it also has the potential for the largest loss in any one year.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Bar Chart examples depicting how the Crediting Methods perform under different Index Returns are included in Appendix E.
Comparison of Crediting Methods
	Index Protection NY Strategy	Index Performance Strategy
What is the growth opportunity?	Generally offers less growth opportunity than the Index Performance Strategy. Positive Index Returns are limited by the Cap.	Offers the most growth opportunity. Index Performance Strategy Caps will generally be greater than the Index Protection NY Strategy Caps. Positive Index Returns are limited by the Cap.
What is the asset protection?
Offers the most protection because it generally has the highest Buffers.
A percentage of negative Index Returns are absorbed by the Buffer, but you will receive a negative Performance Credit for losses greater than the Buffer.

Offers protection from smaller negative market movements, but also has the potential for the largest loss in any one year.
A percentage of negative Index Returns are absorbed by the Buffer, but you will receive a negative Performance Credit for losses greater than the Buffer.

What can change within a Crediting Method?
The Caps are subject to a 1.50% minimum.
The Buffers and initial Caps for newly issued Contracts can change frequently. Your initial Caps are set on the Index Effective Date. We can change your renewal Caps annually on each Index Anniversary, but we cannot change your Buffers after they are established.

The Caps are subject to a 1.50% minimum, and the Buffers subject to a 5% minimum.
The Buffers and initial Caps for newly issued Contracts can change frequently. Your initial Caps are set on the Index Effective Date. We can change your renewal Caps annually on each Index Anniversary, but we cannot change your Buffers after they are established.

NOTE:
● The Caps may vary substantially based on market conditions.
● Caps and Buffers can all be different. For example, Caps for the Index Performance Strategy can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between the Index Performance Strategy and Index Protection     NYStrategy.

How Can I Allocate My Purchase Payments?
You can allocate your Purchase Payments to any or all of the available Allocation Options in whole percentages. We only allow allocations to the Index Options on the Index Effective Date and on subsequent Index Anniversaries. You can only reallocate money from the Index Options to the Variable Options on every sixth Index Anniversary.
NOTE: If you allocate an additional Purchase Payment to the Index Options, we place that allocation in the AZL Government Money Market Fund until the next Index Anniversary, when we transfer the allocations from the AZL Government Money Market Fund to the Index Options. Additional Purchase Payments that we receive after the Index Effective Date that you allocate to an Index Option are not eligible to receive Performance Credits until the second Index Anniversary after we receive them because they are not applied to the Index Option until the next Index Anniversary.

What Are the Different Values Within the Contract?
The Contract provides the following values.
•
The Contract Value is the sum of your Variable Account Value and total Index Option Values. Contract Value does not include any currently applicable withdrawal charge, final product fee, or final contract maintenance charge that we assess on a full withdrawal or when you request Annuity Payments.

•
The Variable Account Value is the sum of the values in your selected Variable Options. It includes the deduction of Variable Option operating expenses, and any previously assessed transfer fee, contract maintenance charge, product fee, and withdrawal charge. Your Variable Account Value changes daily based on the performance of your selected Variable Options.

•
The total Index Option Value is the sum of the values in each of your selected Index Options. Each Index Option Value includes any Performance Credits from previous Index Anniversaries and the deduction of any previously assessed contract maintenance charge, product fee, and withdrawal charge. On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, we calculate the current Index Option Value for each Index Option by adding a Daily Adjustment to the Index Option Base (which is the amount you allocate to an Index Option adjusted for withdrawals, Contract expenses, transfers into or out of the Index Option, and the application of any Performance Credits). We calculate the Daily Adjustment before we process any partial withdrawal or deduct any Contract expenses, and the adjustment can be positive or negative. The Daily Adjustment calculation is not affected by any partial withdrawal or the deduction of Contract expenses. Any amounts removed from an Index Option during the Index Year do not receive a Performance Credit on the next Index Anniversary, but the amount remaining does receive a Performance Credit subject to the Cap and Buffer.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

On each Business Day during the Index Year other than the Index Effective Date or Index Anniversary, the Index Option Values change for Index performance through the Daily Adjustment. The Daily Adjustment is meant to approximate the Index Option Value on the next Index Anniversary, as adjusted for gains during the Index Year subject to the Cap and losses greater than the Buffer. The application of the Daily Adjustment is based on your agreement to be exposed to Index Anniversary gains in Index Value subject to the Cap and losses in Index Value greater than the Buffer. The Daily Adjustment does this by tracking the hypothetical value of a Proxy Investment (called the Proxy Value) each Business Day other than an Index Anniversary using the formula in Appendix B. The Proxy Investment is an investment tracking mechanism designed to return the same amount as the Index Option on an Index Anniversary (an amount equal to the Performance Credit as determined using the applicable Cap and Buffer). Between Index Anniversaries, the Proxy Investment provides a current estimate of what the Index value gain or loss would be if the investment were held until the Index Anniversary. The Daily Adjustment does not give you the actual Index return on the day of the calculation.
When the Daily Adjustment is positive, your Index Option Value has increased since the beginning of the year; when it is negative, your Index Option Value has decreased (excluding the effect of any partial withdrawal or the deduction of Contract expenses). The Daily Adjustment is generally negatively affected by increases in the expected volatility of index prices, interest rate decreases, and by poor market performance. All other factors being equal, even if the current Index return during the Index Year is greater than the Cap, the Daily Adjustment will be lower than the Cap during the Index Year and will not be equal to the Cap until the next Index Anniversary.
For more information see section 6, Valuing Your Contract, section 7, Index Options, and Appendix B. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com/newyork.
How Do We Apply Performance Credits to the Index Options?
We calculate and apply Performance Credits on the Index Anniversary based on the Index Values and Index Returns. Positive Performance Credits are not guaranteed. Performance Credits can be zero or negative after application of the Buffer.
You can lock in the current Index Option Value on any Business Day during the Index Year by requesting a Performance Lock. You can request a lock once each Index Year for each of your selected Index Options. A Performance Lock applies to the total Index Option Value (including any Daily Adjustment) in an Index Option, and not just a portion of that Index Option Value. After the Business Day we process your request to lock in an Index Option Value (Lock Date), Daily Adjustments do not apply for the remainder of the Index Year and the Index Option Value will not receive a Performance Credit on the next Index Anniversary.
NOTE REGARDING WITHDRAWALS DURING THE INDEX YEAR:
Amounts removed from the Index Options during the Index Year for partial withdrawals and Contract expenses receive the Daily Adjustment, but do not receive a Performance Credit on the next Index Anniversary. However, the remaining amount is eligible for a Performance Credit, subject to the Cap and Buffer. Contract expenses include the product fee, the contract maintenance charge and any applicable withdrawal charge.

Can My Contract Lose Value Because of Negative Changes in an Index's Value?
If you select an Index Option your Contract can lose value due to negative Index Returns. These losses could be significant.
Can I Transfer Index Option Value Between the Allocation Options?
On each Index Anniversary you can transfer Variable Account Value to the available Index Options and you can reallocate your Index Option Values. On every sixth Index Anniversary you can transfer Index Option Value to the Variable Options. At the end of the six-year term, we allow you to transfer all of the money in the Index Options to the Variable Options, even if a portion of that money was added after the start of the six-year term, and has been allocated to the Index Options for less than six years.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

How Can I Take Money Out of My Contract?
You can take money out of your Contract by taking withdrawals, required minimum distributions or Annuity Payments. You can withdraw money from either the Variable Options or the Index Options. Amounts withdrawn from an Index Option on any day other than an Index Anniversary do not receive a Performance Credit, but they do receive the Daily Adjustment on the day of the withdrawal.
A withdrawal before an Index Anniversary from an Index Option may not receive the full benefit of the Cap or Buffer. This occurs because the Daily Adjustment calculation takes into account what may potentially happen between the withdrawal date and the next Index Anniversary. As a result, even if the Index Return is above the Cap, the Daily Adjustment may be less than the Cap, because there is a possibility that the Index Return could decrease before the end of the Index Year. Similarly, even though a negative Index Return may be within the amount of the Buffer, the Owner (person(s) designated at Contract issue who may exercise all rights granted by the Contract – "you," "your," and "yours") still may receive a negative Daily Adjustment (i.e., lose money, including principal and previously applied positive Performance Credits) because there is a possibility that the Index Return could decrease before the end of the Index Year.
If you withdraw more than is allowed by the free withdrawal privilege we may assess a withdrawal charge. Under the waiver of withdrawal charge benefit you can take a one-time withdrawal from your Contract after the first Contract Anniversary without incurring a withdrawal charge if you are confined to a nursing home for a period of at least 90 consecutive days. If you take required minimum distributions from a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Qualified Contract) to pay required minimum distribution amounts owing with regard to the Contract, these distributions are not subject to a withdrawal charge. However, required minimum distributions reduce the amount available under the free withdrawal privilege.
When we process a withdrawal from an Index Option on a day other than an Index Anniversary we determine the proper amount to deduct by calculating the Index Option Value using the Daily Adjustment. For more information see section 9, Access to Your Money.
What Are My Annuity Options?
The Contract includes several Annuity Options that can provide fixed life, or fixed life and term certain Annuity Payments. The designated individual(s) upon whose life we base Annuity Payments are the Annuitant(s). For more information see section 10, The Annuity Phase.
Does the Contract Provide a Death Benefit?
The Contract provides a guaranteed Traditional Death Benefit based on the greater of Contract Value or total Purchase Payments adjusted for withdrawals. The Traditional Death Benefit is a first-to-die death benefit based on the life of the person(s) designated at Contract issue (Determining Life). The Determining Life (or Lives) is either the Owner(s) or the Annuitant if the Owner is a non-individual. We establish the Determining Lives at Contract issue and they generally do not change unless there is a divorce or you establish a Trust. If you change Owners or the Annuitant after the Issue Date, upon death of the Owner, the person(s) designated to receive the death benefit (Beneficiary(s)) may only receive the Contract Value. For more information see section 3, Ownership, Annuitants, Determining Life, Beneficiaries, and Payees and section 11, Death Benefit.
What If I Need Customer Service?
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197. You can also contact us by mail at Allianz Life Insurance Company of New York, P.O. Box 561, Minneapolis, MN 55440-0561.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Contract Value between Allocation Options. For more information, see section 8, Expenses.
OWNER TRANSACTION EXPENSES
Withdrawal Charge During Your Contract's Initial Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	6.5%
3	5%
4	3%
5	1%
6 years or more	0%

Transfer Fee(3)………………………………….....................................................	$25
(for each transfer between Variable Options after twelve in a Contract Year)
Premium Tax(4)…………………………………………………………………….…	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES
Contract Maintenance Charge(5)……………………………………………….....	$50
(per Contract per year)
(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 9, Access to Your Money – Free Withdrawal Privilege.

(2)	The Withdrawal Charge Basis is the amount subject to a withdrawal charge, as discussed in section 8, Expenses – Withdrawal Charge.
(3)
We count all transfers made in the same Business Day as one transfer, as discussed in section 8, Expenses – Transfer Fee. The transfer fee does not apply to transfers to or from the Index Options and these transfers do not count against your free transfers. Transfers are subject to the market timing policies discussed in section 5, Variable Options – Excessive Trading and Market Timing.

(4)
New York does not currently impose this tax, but we reserve the right to deduct this charge if they do so in the future. This is the current maximum charge we would deduct, as discussed in section 8, Expenses – Premium Tax.

(5)	Waived if the Contract Value is at least $100,000, as discussed in section 8, Expenses – Contract Maintenance Charge.
CONTRACT ANNUAL EXPENSES
Product Fee(6)………………………………….......	1.25%
(as a percentage of the Charge Base)
(6)	We do not assess the product fee during the Annuity Phase. See section 8, Expenses – Product Fee.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

ANNUAL OPERATING EXPENSES OF THE VARIABLE OPTIONS
Following are the minimum and maximum total annual operating expenses charged by any of the Variable Options for the period ended December 31, 2017, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of a Variable Option's average daily net assets. The Index Options do not assess any separate operating expenses, and are not included in the following chart.
	Minimum	Maximum
Total annual Variable Option operating expenses (including management fees, distribution or 12b‑1 fees, and other expenses) before fee waivers and expense reimbursements	0.67%	0.87%

The table below describes, in detail, the annual expenses of the Variable Options before fee waivers and/or expense reimbursements. We show the expenses as a percentage of a Variable Option's average daily net assets for the most recent calendar year. Expenses may vary in current and future years. See the Variable Options' prospectuses for further information regarding the expenses you may expect to pay. Some of the Variable Options or their affiliates may also pay service fees to us or our affiliates. If these fees are deducted from Variable Option assets, they are reflected in the table below.
Variable Option	Management fees	Rule 12b‑1 fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
BLACKROCK
AZL Government Money Market Fund(1)	.35	.25	.27	–	.87
ALLIANZ FUND OF FUNDS
AZL MVP Balanced Index Strategy Fund(2)	.10	–	.03	.58	.71
AZL MVP Growth Index Strategy Fund(2)	.10	–	.01	.56	.67
(1)
Other Expenses for the AZL Government Money Market Fund include recoupment of prior waived fees in the amount of 0.22%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses) to 0.87% through April 30, 2019. After April 30, 2019, the Manager may terminate the expense limitation agreement for any reason on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund's expenses to exceed the stated limit during the respective year. See the Investment Option prospectus for further information.

(2)
The underlying funds may pay 12b‑1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b‑1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b‑1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

EXAMPLES
These examples are intended to help you compare the cost of investing in this Contract's Variable Options with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your Variable Options earn a 5% annual return. They are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Variable Options you select and whether and when you take withdrawals.
We deduct the $50 contract maintenance charge in the examples on each Contract Anniversary during the Accumulation Phase (or the next Business Day if the Contract Anniversary is not a Business Day). We may waive this charge under certain circumstances, as described in section 8, Expenses – Contract Maintenance Charge. We deduct the annual product fee (maximum charge of 1.25%) in the examples on each Quarterly Contract Anniversary during the Accumulation Phase, as described in section 8, Expenses – Product Fee. A transfer fee may apply, but is not reflected in these examples (see section 8, Expenses – Transfer Fee).
1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.
Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
0.87% (the maximum Investment Option operating expense)	$1,029	$1,438	$1,824	$2,889
0.67% (the minimum Investment Option operating expense)	$1,009	$1,378	$1,723	$2,685
2)
If you annuitize your Contract and begin Annuity Payments at the end of each time period. The earliest available Annuity Date (the date we begin making Annuity Payments) is 13 months after the Issue Date.

Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
0.87% (the maximum Investment Option operating expense)	-	$758	$1,324	$2,839
0.67% (the minimum Investment Option operating expense)	-	$698	$1,223	$2,635

3)	If you do not surrender your Contract.
Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
0.87% (the maximum Investment Option operating expense)	$264	$808	$1,374	$2,889
0.67% (the minimum Investment Option operating expense)	$244	$748	$1,273	$2,685

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

CONDENSED FINANCIAL INFORMATION
The financial statements of Allianz Life Insurance Company of New York are included in Appendix F of this prospectus, and the financial statements of Allianz Life of NY Variable Account C are included in Part C of the Form N-4 Registration Statement.
Accumulation unit value (AUV) information for the Contract offered by this prospectus, as of the end of December 31, 2017, is listed in the table below. This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Form N-4 Registration Statement.
 (Number of Accumulation Units in thousands)
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Government Money Market Fund
12/31/2014	NA	12.755	124
12/31/2015	12.755	12.756	249
12/31/2016	12.756	12.757	444
12/31/2017	12.757	12.763	524
AZL MVP Balanced Index Strategy Fund
12/31/2014	NA	12.956	13
12/31/2015	12.956	12.927	60
12/31/2016	12.927	13.782	87
12/31/2017	13.782	15.353	85
AZL MVP Growth Index Strategy Fund
12/31/2014	NA	14.280	8
12/31/2015	14.280	14.165	29
12/31/2016	14.165	15.128	44
12/31/2017	15.128	17.543	47

1.	RISK FACTORS

The Contract involves certain risks that you should understand before purchasing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Allocation Options you choose.
LIQUIDITY RISK
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment. If you need to take money from your Contract during the withdrawal charge period, we deduct a withdrawal charge unless the withdrawal is specifically not subject to this charge (for example, the amount allowed under the free withdrawal privilege). We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than the withdrawal charge percentage. For example, assume you buy the Contract with a single Purchase Payment of $1,000. If your Contract Value in the 5th year is $800 and you take a full withdrawal a 5% withdrawal charge applies. The total withdrawal charge would be $50 (5% of $1,000). This results in you receiving $750.
Deduction of the withdrawal charge, product fee, and contract maintenance charge may result in loss of principal and Performance Credits. We only apply Performance Credits once each Index Year on the Index Anniversary, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment, which may result in you not receiving the full benefit of the Index Returns, Caps and Buffers if, before the Index Anniversary, you take a withdrawal or annuitize the Contract, or if we pay a death benefit. While the free withdrawal privilege and required minimum distributions provide liquidity, they permit limited withdrawals and are designed to be used over a number of years. If you need to withdraw most or all of your Contract Value in a short period, this will exceed the charge-free amounts available to you and result in a withdrawal charge. Amounts withdrawn from this Contract may also be subject to a 10% additional federal tax if taken before age 59½.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

You can transfer Contract Value from an Index Option to a Variable Option only on every sixth Index Anniversary. At other times, you can only withdraw money from an Index Option by taking partial withdrawals or surrendering the Contract. This may limit your ability to react to changes in market conditions. Amounts withdrawn from an Index Option before the Index Anniversary may not receive the full benefit of the Buffer. You should consider whether investing in an Index Option is consistent with your financial needs.
RISK OF INVESTING IN SECURITIES
Returns on securities and securities Indices can vary substantially, which may result in investment losses. The historical performance of the available Allocation Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Allocation Options are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities.
If you allocate money to an Index Option, your returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company's securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
RISK OF NEGATIVE RETURNS
If you allocate money to the Variable Options, returns will fluctuate and may be negative. You can lose money (including principal and previously applied positive Performance Credits).
If you allocate money to the Index Performance Strategy or Index Protection NY Strategy, Index fluctuations may cause Performance Credits to be negative after application of the Buffer. You can incur a loss, which could be significant. If money is withdrawn or removed from an Index Option before the Index Anniversary, you could lose money (including principal and previously applied positive Performance Credits) because of the Daily Adjustment and Contract fees and expenses (including withdrawal charges that we deduct when amounts are withdrawn before the end of the withdrawal charge period) even if Index performance has been positive. Ongoing Contract fees and expenses associated with investments in the index-linked annuities could also cause amounts available for withdrawal to be less than what you invested, even if Index performance has been positive.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

If you select an Index Option we calculate each of your Index Option Values on each Business Day during the Index Year by adding the Daily Adjustment. The Daily Adjustment affects the calculation of Index Option Values we use to calculate Contract Value between Index Anniversaries, and it affects the Contract Value available for withdrawal, annuitization, death benefits, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment may result in a loss even if Index performance has been positive since the beginning of the Index Year. The Contract Value as adjusted by the Daily Adjustment may also be less than you would have received as a Performance Credit on the next Index Anniversary. The Daily Adjustment is generally negatively affected by increases in the expected volatility of Index prices, interest rate decreases, and by poor market performance. All other factors being equal, even if the current Index Return during the Index Year is greater than the Cap, the Daily Adjustment will frequently be lower than the Cap during the Index Year and will not be equal to the Cap until the next Index Anniversary. Even if the current Index Return during the Index Year is positive, or losses are within the Buffer, the Daily Adjustment may be negative until the Index Anniversary. This means you could lose money (including principal and previously applied positive Performance Credits) even if the Index Return is positive on that day. If the current Index return during the Index Year is negative, the Daily Adjustment could result in losses greater than the protection provided by the Buffer.
CALCULATION OF PERFORMANCE CREDITS
We calculate Performance Credits each Index Year on the Index Anniversary. The Caps limit upward performance and could cause your returns to be lower than they would otherwise have been if you invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index, or if you allocated to the Variable Options.
The Index Options do not directly participate in the returns of the Indices' underlying securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the underlying securities. Over the past ten years the actual Index returns without dividends and the returns if dividends for the underlying securities had been included would have been as follows:
	January 1, 2008 through December 31, 2017
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®
Returns without dividends	8.04%	14.91%	9.23%	-0.21%
Returns with dividends	10.36%	16.13%	10.74%	3.88%
Caps may be adjusted annually on the Index Anniversary and may vary significantly from year to year. Changes to Caps may significantly affect the amount of Performance Credit you receive. (For more information, see the "Changes to Caps and Notice of Buffers" discussion later in this section.)
The Crediting Methods only capture Index Values on one day each year, so you will bear the risk that the Index Value might be abnormally low on these days.
SUBSTITUTION OF AN INDEX
There is no guarantee that the Indices will be available during the entire time that you own your Contract. If we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Performance Credits. We may substitute a new Index for an existing Index if:
•	the Index is discontinued,
•
we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative securities to hedge the Index, or we are not licensed to use the Index, or

•
the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.

If we add or substitute an Index, we first seek any required regulatory approval (from each applicable state insurance regulator) and then provide you with written notice. We also provide you with written notice if an Index changes its name. Substitutions of an Index may occur during an Index Year. If we substitute an Index during an Index Year, we will combine the return of the previously available substituted Index from the prior Index Anniversary to the substitution date with the return of the new Index from the substitution date to the next Index Anniversary. If we substitute an Index during an Index Year, we do not change the Buffers, current Charge Base, or current Caps. Changes to the Caps for the new Index, if any, occur at the next regularly scheduled Index Anniversary. Depending on the constitution of the previously available substituted Index, the volatility of its investments, and our ability to hedge the Index's performance, we may determine for the next Index Year, in our discretion, that a higher or lower Cap may be appropriate for the new Index.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

However, we would not implement any change to reflect this difference until the next Index Anniversary after the substitution. This may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will replace any equity Index with a broad-based equity index.
CHANGES TO CAPS AND NOTICE OF BUFFERS
NOTE: You can only transfer Contract Value you allocate to an Index Option to a Variable Option on a sixth Index Anniversary.

We generally establish Buffers on the Issue Date. However, if we add a new Index Option to a Contract issued before the date of this prospectus, we establish the Buffer for it on the date we add the Index Options to your Contract. Your actual Buffers are stated in your Contract and they cannot change after they are established. We determine the initial Caps on the Index Effective Date. We publish Buffers and Caps for newly issued Contracts at least seven calendar days before they take effect on our website at www.allianzlife.com/indexratesny, or call (800) 624-0197.
We can change the renewal Caps as frequently as annually and they are effective on Index Anniversaries. The renewal Caps may be adjusted up or down, or they may stay the same. The Buffers you receive are stated in your Contract and do not change they are established. Renewal Caps are available for your review in your account on our website at least seven calendar days before each Index Anniversary. We send you a letter at least 30 days in advance of each Index Anniversary notifying you of your upcoming anniversary. When the renewal Caps are set on the Index Anniversary, you have the option of staying in your current Index Option or moving to another permitted Allocation Option, subject to the limitations on transferring from an Index Option to a Variable Option.
If you do not review information regarding renewal Caps when they are published, or take no action to move to another permitted Allocation Option, you stay in your current Index Options and automatically become subject to the renewal Caps until the next Index Anniversary.
You risk the possibility that the renewal Caps you receive may be less than you would find acceptable. If you do not find the renewal Caps acceptable, you must give us notice no later than the Index Anniversary (or the next Business Day if the anniversary is not a Business Day) and request to move your money on the Index Anniversary or you will be subject to these renewal Caps for the next Index Year. Other than on a sixth Index Anniversary when you can move money from the Index Options to the Variable Options, when your renewal Caps change the only option available to you is to move your money between Index Options. We will inform you of the renewal Caps applicable to your Contract in your annual Index Options Statement.
Initial and renewal Caps may vary significantly from year to year. There are a variety of factors that may affect Caps including market volatility, the price and availability of hedging instruments, the level of interest rates, utilization of Contract benefits by Owners, and our profitability goals.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indices. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal Caps to reflect these cost changes. The primary factor affecting the differences in the initial Caps for new business and renewal Caps for inforce Contracts is the difference in what we can earn from these investments for new business versus what we are earning on the investments that were made, and are being held to maturity, for inforce Contracts. In some instances we may need to reduce the Caps for new business and inforce Contracts, or we may need to replace an Index on the Contract. You bear the risk that we may reduce the Caps, which reduces your opportunity to receive positive Performance Credits. You also bear the risk that the Buffers we declare on the Issue Date are small, which increases the risk that you could receive negative Performance Credits and incur losses.
For more information about how we set Buffers and Caps, see the "What Are the Index-Linked Crediting Methods and How Do They Work?" discussion in the Summary section of this prospectus.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

INVESTMENT IN DERIVATIVE SECURITIES
The Index Options are supported by bonds and other fixed income securities used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value allocated to the Index Options in fixed income securities, with most of the remainder invested in derivative hedging securities. The derivative securities are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative securities we purchase include put options, call options, futures, swaps, and other derivatives.
The Index Options move assets in the unregistered separate account between a book value subaccount and a market value subaccount during the Index Year based on Index performance. We typically transfer assets between the subaccounts if there is a 10% incremental change in year-to-date Index performance. For the Index Performance Strategy this starts at a -10% decrease in the market; for the Index Protection NY Strategy, this starts at a -30% decrease in the market. We monitor year-to-date Index performance daily and change allocations daily if needed based on this 10% increment. For more information on our unregistered separate account backing the Index Options, see section 13, Other Information – Our Unregistered Separate Account.
We currently limit our purchase of derivative securities to liquid securities. However, like many types of derivative securities, these securities may be volatile and their price may vary substantially. In addition, because we pay Performance Credits regardless of the performance of derivative securities we purchase, we may incur losses on hedging mismatches or errors in hedging. Our experience with hedging securities may affect new business rates for Buffers and Caps, and may also affect renewal Caps.
Certain Variable Options may also invest in derivative securities. For more information on these investments, see the Variable Option prospectuses.
VARIABLE OPTION RISK
The Variable Options do not provide any protection against loss of principal. You can lose some or all of the money you allocate to the Variable Options.
OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY
We make Annuity Payments and apply Performance Credits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. The assets in our unregistered separate account, Separate Account IANY, are also subject to claims by our creditors. You can obtain information on our financial condition by reviewing our financial statements in this prospectus.
REGULATORY PROTECTIONS
Allianz Life of New York is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life of New York is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by New York. State insurance laws provide a variety of regulatory protections.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

2.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life of New York), where you make payments to us and the money is invested in Allocation Options available through the Contract. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Allocation Options. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payout option you select that is described in this prospectus. We do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested in the Allocation Options you select on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 12, Taxes.)
During the Accumulation Phase you can take withdrawals (subject to any withdrawal charge) and you can make additional Purchase Payments subject to the restrictions set out in section 4, Purchasing the Contract – Purchase Requirements.
The Accumulation Phase ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day we process your request for a full withdrawal.
•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Business Day we first receive the documents we require before we pay any death claim (Valid Claim) from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Allocation Options until the complete distribution of the death benefit.

If you request Annuity Payments, your Contract enters the Annuity Phase. During the Annuity Phase we make regular fixed periodic payments (Annuity Payments) based on the life of a person you choose (the Annuitant), or life and term certain. We send Annuity Payments to you (the Payee). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. Your Annuity Payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 10, The Annuity Phase.
WHEN THE CONTRACT ENDS
The Contract ends when:
•	all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

3.	OWNERSHIP, ANNUITANTS, DETERMINING LIFE, BENEFICIARIES, AND PAYEES

OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. The Owner may be a non-individual, which is anything other than an individual person, and could be a trust, qualified plan, or corporation. Qualified Contracts and non-individually owned Contracts can only have one Owner.
JOINT OWNER
A Contract that is not qualified pursuant to a specialized provision of the Internal Revenue Code (Non-Qualified Contract) can be owned by up to two individual Owners (Joint Owners). We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.
ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the person you designate (the Beneficiary) unless the Beneficiary is the surviving spouse and continues the Contract.
• If the deceased Owner was the Determining Life and the surviving spouse Beneficiary continues the Contract, we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals (if greater), the Traditional Death Benefit ends, the surviving spouse becomes the new Owner, and the Accumulation Phase continues. If the deceased Owner was not the Determining Life the Traditional Death Benefit is not available.
• Upon the surviving spouse's death, his or her Beneficiary(s) receives the Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the guarantee period ends.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

DETERMINING LIFE (LIVES)
The Determining Life (Lives) are the individuals on whose life we base the guaranteed Traditional Death Benefit. We establish the Determining Life (Lives) at Contract issue and they generally do not change. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change as follows:
•	If you remove a Joint Owner due to divorce we also remove that person as a Determining Life, or
•	If you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, we remove the prior Owner who is not the Annuitant as a Determining Life.
BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously, that Beneficiary's interest in this Contract ends unless your Beneficiary designation specifies otherwise. You and a Beneficiary are deemed to have died simultaneously if it is not established by clear and convincing evidence that either you or the Beneficiary survived the other by 120 hours. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
NOTE FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously, we pay the death benefit to the named contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named contingent Beneficiaries.

PAYEE
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, you can name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF CONTRACT RIGHTS
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. Upon receipt of your request in Good Order, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.
NOTE: An assignment does not change the Determining Life (Lives), but it may remove a person as a Determining Life. The Traditional Death Benefit is only available on the death of a Determining Life. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit may not be available and your Beneficiary(s) will only receive the Contract Value.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

4.	PURCHASING THE CONTRACT

PURCHASE REQUIREMENTS
To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date.
The Purchase Payment requirements for this Contract are as follows.
•	The minimum initial Purchase Payment due on the Issue Date is $10,000.
•	You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•	We do not accept additional Purchase Payments on or after the Annuity Date.
•	The maximum total Purchase Payments we accept is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Allocation Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is "received" when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.
We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date). If mandated under applicable law, we may be required to reject a Purchase Payment.
APPLICATIONS SENT ELECTRONICALLY
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERS BETWEEN THE ALLOCATION OPTIONS
NOTE: You can only transfer Contract Value you allocate to an Index Option to a Variable Option on a sixth Index Anniversary.

You can allocate your Purchase Payments to the available Allocation Options. At issue we collect Index Effective Date allocation instructions. You must allocate your money to the Allocation Options in whole percentages. If an Index Option is chosen at issue, then the future Purchase Payment allocation instructions for the portion allocated to the Index Options will be to the AZL Government Money Market Fund until the next Index Anniversary unless you give us alternate instructions.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We only allow allocations (both Purchase Payments and transfers of Contract Value) into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. We only allow you to move money between Index Options on an Index Anniversary. You cannot move money from one Index Option to another mid-year. When you purchase this Contract you select the Index Effective Date. The Index Effective Date can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary. However, it cannot be the 29th, 30th or 31st of a month, and it must be a Business Day. If the Index Effective Date would occur on the 29th, 30th or 31st of a month, or on a day that is not a Business Day, we change the Index Effective Date to be the next available Business Day. You can change your Index Effective Date before it occurs by submitting a request. We must receive your request in Good Order at our Service Center no later than the end of the Business Day on which you want the Index Effective Date to occur.
On each Index Anniversary, if we have not received transfer or optional rebalancing program instructions from you, all monies invested in an Index Option continue to be invested in that Index Option at the renewal Caps.
We place any Purchase Payments you allocate to an Index Option that we receive before the Index Effective Date or the next Index Anniversary, as applicable, in the AZL Government Money Market Fund. Then on the Index Effective Date, we rebalance your Contract Value among your selected Allocation Options according to your Index Effective Date allocation instructions. We only allow transfers of Index Option Value from the Index Options to the Variable Options on every sixth Index Anniversary. At the end of the six-year term, we allow you to transfer all of the money in the Index Options to the Variable Options, even if a portion of that money was added after the start of the six-year term, and has been allocated to the Index Options for less than six years. A request to transfer Index Option Value to the Variable Options on a sixth Index Anniversary will automatically cancel any prior transfer instructions you gave to us regarding moving Variable Account Value to the Index Options. We must receive all transfer instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Index Anniversary (or the next Business Day if the Index Anniversary is not a Business Day).
You can instruct us on how to allocate additional Purchase Payments, but we do not allow you to invest additional Purchase Payments in Index Options until the next Index Anniversary. If you do not instruct us on how to allocate an additional Purchase Payment, we allocate it according to your future Purchase Payment allocation instructions. The allocation instructions you provide us at issue automatically become your future Purchase Payment allocation instructions until you give us different instructions. However, if those instructions include allocations to the Index Options, we place those allocations in the AZL Government Money Market Fund until the next Index Anniversary, when we transfer the allocations from the AZL Government Money Market Fund to the Index Option. We notify you at least 30 days in advance of each Index Anniversary as a reminder that you may transfer Contract Value from the Variable Options to the Index Options on the upcoming anniversary. Contract Value transfers between Allocation Options do not change your future allocation instructions. For more information, see section 5, Variable Options – Electronic Transfer and Allocation Instructions.
You can change your future Purchase Payment allocation instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these allocation instructions on your behalf. Changes you make to your future Purchase Payment allocation instructions will not rebalance or transfer Contract Value among your selected Index Options on the next Index Anniversary.
NOTE: Variable Options are subject to market risk and money allocated to them may lose value before it can be transferred into the Index Options. Additional Purchase Payments that we receive after the Index Effective Date that you allocate to an Index Option are not eligible to receive Performance Credits until the second Index Anniversary after we receive them because they are not applied to the Index Option until the next Index Anniversary.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

AUTOMATIC INVESTMENT PLAN (AIP)
The AIP makes additional Purchase Payments to the Variable Options during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is not a Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions which must comply with the allocation requirements and restrictions stated in this section. AIP has a maximum of $1,000 per month. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. If you choose to begin Annuity Payments, AIP ends automatically on the Business Day before the Annuity Date. We reserve the right to discontinue or modify AIP at any time and for any reason.
NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Internal Revenue Code. AIP is also not available if your Contract is an Inherited IRA or Inherited Roth IRA.

FREE LOOK/RIGHT TO EXAMINE PERIOD
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. We return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. If you have an IRA Contract, we refund your Purchase Payments less withdrawals, or Contract Value less withdrawal charges, if greater. For IRA Contracts, we reserve the right to allocate your initial Purchase Payment to the AZL Government Money Market Fund until the free look period ends, and then re-allocate your money, less fees and charges, according to your future Purchase Payment allocation instructions. If we do this, we return the greater of Purchase Payments less withdrawals, or Contract Value. In the Contract, the free look provision is also called the right to examine.

5.	VARIABLE OPTIONS

The following table lists this Contract's Variable Options and their associated investment advisers and subadvisers, investment objectives, and principle investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Options. In the future, we may add, eliminate or substitute Variable Options to the extent permitted by the federal securities laws and, when required, the SEC.
You should read the Variable Options' prospectuses carefully. The Variable Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Variable Options and their various risks and expenses are described in the Variable Options' prospectuses. We send you the current copy of the Variable Options' prospectus when we issue the Contract. (You can also obtain the current Variable Options' prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)
Currently, the Variable Options are not publicly traded mutual funds. They are available only as Variable Options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Variable Option's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The names, investment objectives and policies of certain Variable Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Variable Options' investment results may be higher or lower than these other portfolios' results. The investment advisers cannot guarantee, and make no representation, that these similar funds' investment results will be comparable even though the Variable Options have the same names, investment advisers, objectives, and policies.
Each Variable Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a "fund of funds" and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

The Variable Options may pay 12b‑1 fees to the Contracts' distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Variable Options' advisers, distributors and/or affiliates for administrative services and benefits we provide to the Variable Options. The compensation amount usually is based on the Variable Options' aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.35% annually of the average aggregate amount invested by us in the variable investment options.
The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b‑1 fees or service fees to the Trust, and the Trust does not charge 12b‑1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
We offer other variable annuity contracts that may invest in these Variable Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.
Allianz Investment Management LLC is an adviser/subadviser that is a subsidiary of Allianz Life.
VARIABLE OPTIONS
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
ALLIANZ FUND OF FUNDS
Allianz Investment Management LLC	AZL MVP Balanced Index Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 40% to 60% to underlying equity index funds and 40% to 60% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

	AZL MVP Growth Index Strategy Fund	A "Fund of Funds" Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 65% to 85% to underlying equity index funds and 15% to 35% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

BLACKROCK
Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Government Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Invests at least 80% in government securities or in repurchase agreements collateralized by government securities. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Government Money Market Fund may also become extremely low and possibly negative.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

SUBSTITUTION OF VARIABLE OPTIONS AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Variable Option for one of your selected Variable Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Variable Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Variable Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Variable Options to additional allocations. The fund companies that sell Variable Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
TRANSFERS BETWEEN VARIABLE OPTIONS
You can make transfers between Variable Options. Transfers may be subject to a transfer fee, see section 8, Expenses.
The following applies to any transfer.
•	Your request for a transfer must clearly state the Variable Options involved and how much to transfer.
•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•	Variable Account Value transfers between Variable Options do not change your future Purchase Payment allocation instructions.
We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day's prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.
ELECTRONIC TRANSFER AND ALLOCATION INSTRUCTIONS
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider's, or your Financial Professional's, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

EXCESSIVE TRADING AND MARKET TIMING
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a Variable Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•
Dilution of the interests of long-term investors in a Variable Option, if market timers or others transfer into a Variable Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing a Variable Option to maintain a higher level of cash or causing a Variable Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.
We attempt to protect our Owners and the Variable Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Variable Options. Unless prohibited by your Contract or applicable state law, we may:
•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•
Require a minimum time period between each transfer into or out of the same Variable Option. Our current policy, which is subject to change without notice, prohibits "round trips" within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Variable Option, or transfers out of and back into the same Variable Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to a Variable Option.
•	Prohibit transfers into specific Variable Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, a Variable Option may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting Variable Option returns. Similarly, rapid or frequent trading may cause a Variable Option to incur excessive transaction fees, which also could affect performance.
Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We cannot guarantee the following.
•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the Variable Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Variable Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for a Variable Option's shares are subject to acceptance by that Variable Option's manager. We reserve the right to reject, without prior notice, any Variable Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Variable Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Variable Options may add or change policies designed to restrict market timing activities. For example, Variable Options may impose restrictions on transfers between Variable Options in an affiliated group if the investment adviser to one or more of the Variable Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, a Variable Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Variable Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Variable Option restrictions and actions taken by the Variable Options' managers.
NOTE: This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person's electronic transfer privileges and require all future requests to be sent by first-class U.S. mail. In the alternative, if the disruptive trading affects only a single Variable Option, we may prohibit transfers into or Purchase Payment allocations to that Variable Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.
The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

FINANCIAL ADVISER FEES
If you have a financial adviser and want to pay your financial adviser fee from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your financial adviser. We treat this fee payment as a withdrawal. These withdrawals will be subject to any applicable withdrawal charge and will be withdrawn proportionately from each Allocation Option unless you provide us with alternate instructions. There is no financial disadvantage to taking a withdrawal from the Index Options, compared to taking a withdrawal from the Variable Options. Withdrawals of adviser fees reduce the total Purchase Payments adjusted for withdrawals available under the Traditional Death Benefit. Please consult with your Financial Professional before requesting us to pay financial adviser fees from the Allocation Options in this Contract compared to other assets you may have. When deducting adviser fees from the Index Options on any day other than an Index Anniversary we first apply the Daily Adjustment to the Index Option Values and then deduct the adviser fees. If this is a Non-Qualified Contract this will be a taxable withdrawal to the extent that gain exists within the Contract. If any Owner is under age 59½, withdrawals may also be subject to a 10% additional federal tax. Financial adviser fees paid from an IRA will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments.
Your investment adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser's actions. We do not set your financial adviser's fee or receive any part of it. Any financial adviser fee you pay is in addition to this Contract's fees and expenses. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Variable Option transfers on your behalf. However, we reserve the right to review a financial adviser's trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
VOTING PRIVILEGES
We legally own the Variable Option shares. However, when a Variable Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote's outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
We determine your voting interest in a Variable Option as follows.
•
You can provide voting instructions based on the dollar value of the Variable Option's shares in your Contract's subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

6.	VALUING YOUR CONTRACT

Your Contract Value increases and decreases based on Purchase Payments, transfers, withdrawals, deduction of fees and charges, and the performance of your selected Allocation Options. Your Contract Value is the total of the Variable Account Value (if you allocate to the Variable Options or for Purchase Payments held in the AZL Government Money Market Fund before we transfer them to the Index Options) and the total Index Option Value (if you allocate to the Index Options). For information on how we calculate your Index Option Values see section 7, Index Options.
ACCUMULATION UNITS
When we receive a Purchase Payment that you allocate to the Variable Options at our Service Center, or for a Purchase Payments held in the AZL Government Money Market Fund before we transfer it to the Index Options, we credit your Contract with accumulation units based on the Purchase Payment amount and daily price (accumulation unit value) for the subaccount of your selected Variable Option. A subaccount's accumulation unit value is based on the price (net asset value) of the underlying Variable Option. A Variable Option's net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day's price.
We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount's accumulation unit value.
Example
•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Variable Option.
We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Variable Option.
At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any Contract charge decrease the number of accumulation units.
At the end of each Business Day for each subaccount, we multiply the accumulation unit value at the end of the prior Business Day by the percentage change in value of a Variable Option since the prior Business Day. The percentage change includes the market performance of the Variable Option.
COMPUTING VARIABLE ACCOUNT VALUE
We calculate your Variable Account Value at the end of each Business Day by multiplying each subaccount's accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts. Allocations (additional Purchase Payments and transfers of Index Option Value to the Variable Options) increase your Variable Account Value, withdrawals, transfers to the Index Options and Contract expenses reduce your Variable Account Value.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

7.	INDEX OPTIONS

When you allocate money to the Index Options you earn Performance Credits based on the Index Option you select. The following are the currently available Crediting Methods and Indices. Each Index Option is the combination of a Crediting Method and an Index. The Indices are described in more detail in Appendix A.
Crediting Methods	Indices
Index Protection NY Strategy	S&P 500® Index
Index Performance Strategy	Russell 2000® Index
Nasdaq-100® Index
EURO STOXX 50®

NOTE: The Index Protection NY Strategy and EURO STOXX 50® are not available to Contracts issued before August 24, 2015 that have a Contract number starting with GAZ. If a Crediting Method or Index is not available, you cannot allocate to it unless we make it available to you on a future Index Anniversary.

The Crediting Methods have different risk and return potentials. Positive returns are limited by the Caps and negative returns are limited by the Buffers. However, you can lose money that you allocate to the Index Options due to negative Index performance and these losses could be significant. The Index Performance Strategy provides the highest potential returns; its Caps will generally be greater than the Index Protection NY Strategy Caps. The Index Protection NY Strategy provides the most protection; it generally has the highest Buffers in exchange for lower Caps. The Index Performance Strategy has protection for smaller negative market movements, but it also has the potential for the largest loss in any one year.
The total Index Option Value is the sum of the values in each of your selected Index Options. Each Index Option Value includes any Performance Credits from previous Index Anniversaries, and the deduction of any previously assessed contract maintenance charge, product fee, and withdrawal charge during the Index Year. Positive Performance Credits are not guaranteed, and Performance Credits can be zero or negative after application of the Buffer. A negative Performance Credit means that you can lose money (including principal and previously applied positive Performance Credits). We apply Performance Credits on Index Anniversaries. On Index Anniversaries each Index Option Value also increases with any additional Purchase Payment allocated or Contract Value transferred into an Index Option, and decreases with any transfer out of an Index Option.
On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, each Index Option Value is valued by using the Daily Adjustment. The Daily Adjustment estimates the present value of positive or negative Performance Credits on the next Index Anniversary. The application of the Daily Adjustment is based on your agreement to be exposed to Index Anniversary gains in Index Value subject to the Cap and losses in Index Value greater than the Buffer. The Daily Adjustment is a calculation mechanism by which Index Option Values are established each Business Day for purposes of computing amounts available for full or partial withdrawals (including withdrawals under the free withdrawal privilege), an annuitization, death benefits, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment may result in an adjustment up or down from the preceding Index Anniversary or Index Effective Date.
NOTE REGARDING WITHDRAWALS DURING THE INDEX YEAR: Amounts removed from the Index Options during the Index Year for partial withdrawals and Contract expenses do not receive a Performance Credit on the next Index Anniversary. However, the remaining amount in the Index Options is eligible for a Performance Credit on the next Index Anniversary subject to the Cap and Buffer.
DETERMINING THE INDEX OPTION VALUES
We use the Index Option Base to determine the Index Option Value. On each Index Anniversary we determine each of your selected Index Option Values by applying its associated Performance Credit to its Index Option Base. On any day other than an Index Anniversary each Index Option Value is equal to the Index Option Base plus the Daily Adjustment as discussed later in this section.
On the Index Effective Date both the Index Option Value and the Index Option Base for each of your selected Index Options are equal to either:
•	the amount of your initial Purchase Payment you allocated to that Index Option if the Index Effective Date is the Issue Date, or
•	the percentage of Variable Account Value you allocated to that Index Option.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

At the end of each Business Day during the Index Year other than the Index Effective Date or Index Anniversary we first add each Index Option's Daily Adjustment to its Index Option Base and determine its Index Option Value (as discussed later in this section) before we process any partial withdrawal or deduct any Contract expenses.
At the end of each Business Day during the Index Year we reduce each Index Option Value by the dollar amount withdrawn from the Index Option for partial withdrawals you request and Contract expenses we deduct (any withdrawal charge, product fee and/or contract maintenance charge).
•	We deduct partial withdrawals and Contract expenses from the Allocation Options proportionately based on the percentage of Contract Value in each Allocation Option.
-	The percentage is equal to each Index Option Value divided by the Contract Value using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense.
•	However, if you specifically direct us to take a partial withdrawal from an Index Option we reduce that Index Option Value by the dollar amount you specify, including any applicable withdrawal charge.
-
You cannot specify from which Allocation Option we deduct Contract fees and expenses; Contract expenses are deducted from each Allocation Option proportionately. However, you can specify from which Allocation Option we deduct a partial withdrawal. There is no financial advantage to deducting a partial withdrawal from any specific Allocation Option.

•	We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.
On each Index Anniversary we first determine your Performance Credit. If you select the EURO STOXX 50®, Performance Credits are based on the Index Returns without any exchange rate adjustment.
If the Index Return is positive, you receive a positive Performance Credit limited by the Cap. For example if the Cap is 8% and the Index Return is 10%, you receive a 8% Performance Credit. If the Index Return is zero, the Performance Credit is zero. If the Index Return is negative we apply the Buffer and determine if you receive a negative Performance Credit. For example:
•
if you selected the Index Performance Strategy and the Buffer is 10% and the Index Return is -8%, we apply a Performance Credit of zero to your Index Option Base. If instead the Index Return is -12%, we apply a -2% Performance Credit to your Index Option Base.

•
if you selected the Index Protection NY Strategy and the Buffer is 30% and the Index Return is -28%, we apply a Performance Credit of zero to your Index Option Base. If instead the Index Return is -32%, we apply a -2% Performance Credit to your Index Option Base.

We then apply the Performance Credit to the Index Option as follows:
•	We multiply each Index Option Base by its Performance Credit and add this amount to its Index Option Base.
•	Then we set each Index Option Value equal to its Index Option Base.
Then we increase and/or decrease each Index Option Base and Index Option Value on the Index Anniversary for additional Purchase Payments, transfers into or out of the Index Option, partial withdrawals and the deduction of any Contract expenses.
•
Additional Purchase Payments received and allocated to this Index Option and transfers of Variable Account Value or Index Option Value into this Index Option increase these values by the dollar amount allocated to this Index Option.

•	Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
•	Partial withdrawals and Contract expenses reduce these values as on any other Business Day.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Index Option Value Daily Adjustment
We designed the Daily Adjustment to provide an Index Option Value during the Accumulation Phase on days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment generally reflects the change in market value of your allocation to an Index Option. We add a Daily Adjustment to the Index Option Values for purposes of computing amounts available for withdrawal, annuitization, death benefits, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment directly increases or decreases your Index Option Values. The Daily Adjustment is different from the method we use to apply Performance Credits to an Index Option on an Index Anniversary. The Daily Adjustment is meant to approximate the Index Option Value on the next Index Anniversary, as adjusted for gains during the Index Year subject to the Cap and losses greater than the Buffer. The application of the Daily Adjustment is based on your agreement to be exposed to Index Anniversary gains in Index Value subject to the Cap and losses in Index Value greater than the Buffer. The Daily Adjustment does this by using a Black Scholes model to track the hypothetical value of a Proxy Investment (called the Proxy Value) each Business Day other than an Index Anniversary. The Proxy Investment is designed to return the same amount as the Index Option on an Index Anniversary (an amount equal to the Performance Credit as determined using the applicable Cap and Buffer). Between Index Anniversaries, the Proxy Investment provides a current estimate of what the Index Value gain or loss would be if the investment were held until the Index Anniversary. The Daily Adjustment does not give you the actual Index return on the day of the calculation.
The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, an Index Option Value is higher than the Index Option Base. When the Daily Adjustment is negative, an Index Option Value is lower than the Index Option Base. The Daily Adjustment will differ from the current Index return. The Daily Adjustment is affected by the length of time until the next Index Anniversary and it is generally negatively affected by increases in the expected volatility of index prices, interest rate decreases, and by poor market performance. All other factors being equal, even if the current Index return during the Index Year is greater than the Cap, the Daily Adjustment will be lower than the Cap during the Index Year and will frequently not be equal to the Cap until the next Index Anniversary. Even if the current Index return during the Index Year is positive, or losses are within the Buffer, the Daily Adjustment may be negative until the next Index Anniversary. This means if money is withdrawn or removed from an Index Option, you could lose money (including principal and previously applied Performance Credits) even if the current Index return is positive on that day. If the current Index return during the Index Year is negative, the Daily Adjustment could result in losses greater than the protection provided by the Buffer.
At the end of each Business Day during the Index Year (other than the Index Effective Date or Index Anniversary) we add each Daily Adjustment to its Index Option Base to calculate each Index Option Value before we process any partial withdrawal or deduct any Contract expenses. If there is a system error in calculating your Daily Adjustment, or if the Index Value for a Business Day is not received, we will calculate the Daily Adjustment when corrected or other required information is received, effective as of the original pricing date.
For more information on how we calculate the Daily Adjustment see Appendix B.
Index Option Value Performance Locks
You can lock in a current Index Option Value by requesting a Performance Lock. You can request a lock once each Index Year for each of your selected Index Options. We must receive your Performance Lock request in Good Order before the end of the Business Day on the Lock Date to lock an Index Option on that Business Day. Otherwise the Lock Date will occur on the next Business Day that your request is in Good Order. For requests submitted in writing, we don't consider the request to be received until it arrives at our Service Center. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date Daily Adjustments do not apply for the remainder of the Index Year and the Index Option Value will not receive a Performance Credit on the next Index Anniversary. However, the Index Option Value does decrease during the remainder of the Index Year for any partial withdrawals and the deduction of any Contract expenses. Beginning on the next Index Anniversary, your locked Index Options will no longer be locked and Daily Adjustments will again apply.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact, or avoid receiving, a negative Performance Credit. The disadvantage of taking a Performance Lock is that the relevant Index Value may increase until the next Index Anniversary, and you will not participate in that increase. In addition, if you exercise a Performance Lock, you may receive less than the full Cap or less than the full protection of the Buffer that you would have received if you waited for us to apply the Performance Credit on the next Index Anniversary.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

OPTIONAL REBALANCING PROGRAM
Your selected Index Options' performance may cause the percentage of total Index Option Value in each Index Option to change. Rebalancing can help you maintain your selected Index Option allocation percentages. You can direct us to automatically adjust your Index Option Value on each Index Anniversary (or on the next Business Day if the Index Anniversary is not a Business Day) according to your instructions. We must receive your optional rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day we rebalance. We reserve the right to discontinue or modify the optional rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Index Anniversary.

8.	EXPENSES

Contract fees and expenses reduce your investment return and are described here in detail.
PRODUCT FEE
We deduct a product fee from your Contract Value during the Accumulation Phase, under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 11, Death Benefit. The product fee is an annualized rate of 1.25% that is calculated and accrued on a daily basis as a percentage of the Charge Base.
The Charge Base is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Charge Base as follows.
•	We increase it by the amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include withdrawals under the free withdrawal privilege and all Contract expenses (withdrawal charge, product fee, contract maintenance charge, and transfer fee).

On each Quarterly Contract Anniversary (or on the next Business Day if the Quarterly Contract Anniversary is not on a Business Day) the Charge Base is equal to the Contract Value determined at the end of the Business Day after we process any additional Purchase Payments or withdrawals, and if this is an Index Anniversary, after we apply any Performance Credits.
We begin calculating and accruing the daily product fee amount on the day after the Issue Date. We calculate the daily product fee before we process any additional Purchase Payments or withdrawals, and if this is also an Index Anniversary, before we apply any Performance Credits. We deduct the product fee on each Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is not a Business Day) with the following exceptions.
•	If you withdraw the total Contract Value, we deduct the final product fee (the total of all daily product fees we calculated for the current Contract quarter) before processing the withdrawal.
•	If you annuitize the Contract, we deduct the final product fee before calculating Annuity Payments.
•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected.

We deduct the product fee on a dollar for dollar basis from the Contract Value and we deduct it proportionately from each Allocation Option.
We do not treat the deduction of the product fee as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (see section 11). If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is not a Business Day) the Contract Value is less than the product fee, we deduct your total remaining Contract Value to cover the final product fee and reduce your Contract Value to zero. If the deduction of the final product fee reduces your Contract Value to zero and the Traditional Death Benefit has ended, we treat this as a full withdrawal and your Contract ends.
Changes to the Charge Base change the product fee amount. For example, if you make an additional Purchase Payment both your Charge Base and daily product fee amount also increase. Similarly, a withdrawal decreases both your Charge Base and daily product fee amount.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

The product fee compensates us for providing all your Contract's benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the product fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Example: On the Quarterly Contract Anniversary your annual product fee is 1.25% and your Contract Value and Charge Base are $100,000. This Contract Value includes any Variable Option gains or losses and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily product fee amount for this quarter as follows:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or: $100,000 x (1.25% ÷ 365) = $3.42
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly product fee is:
(number of days in the current quarter) x (daily product fee amount), or:  89 x $3.42 = $304.38
On the next Quarterly Contract Anniversary we would deduct $304.38 from the Contract Value. We first account for any gains/losses on the Variable Options and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments and withdrawals, including deduction of the total quarterly product fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily product fee for the next quarter on the next day as:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or:  $101,250 x (1.25% ÷ 365) = $3.47
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily product fee for the remainder of the quarter on the next day as:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or: $116,250 x (1.25% ÷ 365) = $3.98
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly product fee is:
(number of days in the current quarter) x (daily product fee amount), or:
(43 x $3.47) + (49 x $3.98) = $149.21+ $195.02 = $344.23
On the next Quarterly Contract Anniversary we would deduct $344.23 from the Contract Value after we account for any gains/losses on the Variable Option and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments and any other withdrawals and set the Charge Base equal to this new Contract Value and begin computing the daily product fee for the next quarter on the next day.
Please note that this example may differ from your actual results due to rounding.
CONTRACT MAINTENANCE CHARGE
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•
During the Accumulation Phase, if the total Contract Value for all Index Advantage New York Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value for this single Index Advantage New York Contract is at least $100,000 on the Contract Anniversary. We determine the total Contract Value for all individually owned Index Advantage New York Contracts by using the Owner's social security number, and for non-individually owned Index Advantage New York Contracts we use the Annuitant's social security number.

•	During the Annuity Phase.
•	When paying death benefits under death benefit payment options A, B, or C.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) and we deduct it proportionately from each Allocation Option. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit.
WITHDRAWAL CHARGE
You can take withdrawals during the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (including any penalty-free withdrawals) and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract expenses.
We do not assess a withdrawal charge on penalty-free withdrawals or amounts we deduct to pay Contract expenses, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit and payments under our minimum distribution program.
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we process withdrawal requests as follows.
1.
First we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract's withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.

2.
Then, if this is a partial withdrawal, we withdraw from the free withdrawal privilege (see section 9, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge, it reduces the Withdrawal Charge Basis, and is withdrawn from Purchase Payments on a FIFO basis.

3.
Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract's withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.

4.	Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	6.5%
3	5%
4	3%
5	1%
6 years or more	0%
Upon a full withdrawal, we first deduct any applicable product fee and contract maintenance charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also assess the product fee and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

The withdrawal charge compensates us for expenses associated with selling the Contract.
Example: You make an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.
1)	Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge. We also deduct this $10,000 from the first Purchase Payment.

3)
Purchase Payments within the withdrawal charge period on a FIFO basis. The total amount we withdraw from the first Purchase Payment is the remaining $20,000, which is subject to a 6.5% withdrawal charge, and you receive $18,700. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
 $20,000 x 0.935 = $18,700.
Next we withdraw from the second Purchase Payment. So far, you received $28,700 ($10,000 under the free withdrawal privilege and $18,700 from the first Purchase Payment), so we withdraw $23,300 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
 $23,300 ÷ 0.92 = $25,326.
4)	Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $55,326 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,326.
NOTE FOR CONTRACTS WITHOUT THE INDEX PROTECTION NY STRATEGY: We deduct withdrawals taken under the free withdrawal privilege differently when calculating the withdrawal charge. We included an additional withdrawal charge calculation example for these Contracts in Appendix C.

Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life of New York to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination. Keep in mind that if you withdraw money from an Index Option on any day other than an Index Anniversary, we first calculate the Index Option Value by adding the Daily Adjustment (which can be negative), even if the withdrawal is not subject to a withdrawal charge.
NOTE:

•
Because we do not reduce the Withdrawal Charge Basis for Contract expenses other than the withdrawal charge, we may assess a withdrawal charge on more than the amount you are withdrawing upon a full withdrawal of the total Contract Value. Also, upon full withdrawal, if the Contract Value has declined due to poor performance, the withdrawal charge may be greater than the total Contract Value and you will not receive any money.

•
Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% additional federal tax. For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

TRANSFER FEE
The first twelve transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. We do not count transfers between the Variable Options and Index Options or reallocation of Index Option Value among the Index Options against the free transfers we allow and these transfers are not subject to a transfer fee. The transfer fee continues to apply under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 11, Death Benefit.
We deduct the transfer fee on a dollar for dollar basis from the amount of Variable Account Value being transferred before allocating the remaining Variable Account Value to your selected Variable Options. We do not treat the deduction of the transfer fee as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit.
PREMIUM TAX
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity. New York does not currently assess a premium tax.
INCOME TAX
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
VARIABLE OPTION EXPENSES
The Variable Options' assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables and in the Variable Options' prospectuses. These expenses reduce the Variable Options' performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value. The Variable Options' investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

9.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:
•	by withdrawing your Contract Value;
•	by taking required minimum distributions (Qualified Contracts only) as discussed in "Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" later in this section;
•	by taking Annuity Payments; or
•	when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day's values.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.* We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*	Does not apply to required minimum distributions.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions.
When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•	total Contract Value,
•	less any final product fee and final contract maintenance charge, and
•	less any withdrawal charge.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

See the Fee Tables and section 8, Expenses for a discussion of these charges.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
NOTE:
•	Any amount withdrawn from an Index Option is subject to a Daily Adjustment, which may be negative.
•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.
•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

FREE WITHDRAWAL PRIVILEGE
Each Contract Year, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Purchase Payment withdrawals that are outside the six year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.
NOTE: The free withdrawal privilege is not available upon a full withdrawal.

SYSTEMATIC WITHDRAWAL PROGRAM
The systematic withdrawal program can provide automatic withdrawal payments to you. However, if your Contract Value is less than $25,000, we only make annual payments. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $100 and there is no maximum. During the withdrawal charge period (if applicable), systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge. We make systematic withdrawals on the ninth of the month, or the next Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.
NOTE:
•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.

•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. If you purchase this Contract as an Inherited IRA Contract, we generally require you to participate in the minimum distribution program when you purchase this Contract. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Inherited IRA Contracts. If you (the Owner) were the spouse of the deceased owner of a previous tax-qualified investment and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments, then you can wait to begin receiving RMD payments until the year that your deceased spouse would have reached age 70½. Alternately, if your deceased spouse had already reached the date at which he/she was required to begin receiving RMD payments, you can begin RMD payments based on your single life expectancy in the year following your deceased spouse's death, or (if longer) your deceased spouse's life expectancy in the year of his/her death reduced by one. You must begin to receive these RMD payments by December 31 of the year following the year of your deceased spouse's death.
NOTE:
•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

WAIVER OF WITHDRAWAL CHARGE BENEFIT
After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone transfers or payments for withdrawals for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency (as determined by the SEC) exists as a result of which disposal of the Variable Option shares is not reasonably practicable or we cannot reasonably value the Variable Option shares; or
•	during any other period when the SEC, by order, so permits for the protection of Owners.

10.	THE ANNUITY PHASE

Prior to annuitization, you can surrender your Contract and receive your total Contract Value (less the final product fee, final contract maintenance charge, and any applicable withdrawal charge). If you surrender your Contract on any day other than an Index Anniversary and you have Contract Value in the Index Options, we apply the Daily Adjustment to these Index Option Values before we deduct the final Contract fees and charges.
Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.
You can apply your Contract Value to regular periodic fixed annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)' age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)' age or gender, we recalculate the Annuity Payments based on the correct age or gender.
CALCULATING YOUR ANNUITY PAYMENTS
We base Annuity Payments upon the following:
•	The Contract Value on the Annuity Date.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract's interest rate (or current rates, if higher) and mortality table.
If the Annuity Date is not an Index Anniversary and you selected an Index Option, Contract Value includes the Daily Adjustment. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

ANNUITY PAYMENT OPTIONS
You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1, 3 and 5, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel the Annuity Option that was elected and upon receipt of a Valid Claim, we will pay the amount applied to the selected Annuity Option minus the total paid under the option. If the Owner is an individual we pay the surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant's death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner's Beneficiaries, or to the last surviving Owner's estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
NOTE: If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

WHEN ANNUITY PAYMENTS BEGIN
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the first day of the calendar month following the Annuitant's 90th birthday and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be at least 13 months after the Issue Date. The Annuity Date cannot be later than what is permitted under applicable law.
NOTE: If on the Annuity Date (which may occur as early as age 90 or as late as age 100) your Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option 2 with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

11.	DEATH BENEFIT

"You" in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The death benefit is only available during the Accumulation Phase. If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information after the end of the current Business Day, we use the next Business Day's prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary's interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Allocation Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Allocation Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
The Contract provides the Traditional Death Benefit based on the greater of:
•	Contract Value, or
•
total Purchase Payments adjusted for withdrawals. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include withdrawals under the free withdrawal privilege, withdrawal charges, but not amounts we withdraw for other Contract expenses.

If the date we are determining the death benefit is not an Index Anniversary, Contract Value includes the Daily Adjustment.
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as described in the discussion of Beneficiaries in section 3, Ownership, Annuitants, Determining Life, Beneficiaries and Payees, we determine the Traditional Death Benefit at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of total Purchase Payments adjusted for withdrawals determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•
If a Determining Life dies before you we do not pay a death benefit to the Beneficiary(s), but we may increase the Contract Value if the Traditional Death Benefit is still in effect. At the end of the Business Day we receive due proof of a Determining Life's death we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals if greater, and the Traditional Death Benefit ends. We allocate any Contract Value increase to the Allocation Options according to future Purchase Payment allocation instructions.

•	Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary's Valid Claim.
The Traditional Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that total Purchase Payments adjusted for withdrawals and Contract Value are both zero.
•
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.

•
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life's death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.

•	The Business Day the Contract ends.
NOTE: The Traditional Death Benefit is a first-to-die benefit based on the Determining Life. This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the Traditional Death Benefit is no longer available. Also, if you and the Determining Life (Lives) are different individuals and you die first, the Traditional Death Benefit is not available to your Beneficiary(s).

DEATH OF THE OWNER AND/OR ANNUITANT
The Appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE
For Contracts issued without the Index Protection NY Strategy, if you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If no death benefit payment option is selected, we default payment to Option B. For Contracts issued with the Index Protection NY Strategy, each Beneficiary must select one of the death benefit payment options listed below. If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms. For Contracts issued or delivered in New York, if Option A is selected and we do not pay the claim within seven days, we pay interest on the death benefit amount beginning on the eighth calendar day at the greater of the current settlement rate which we declare annually, or 3%. You can contact our Service Center at the address or phone number listed at the back of this prospectus for information on the current settlement rate.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Spousal Continuation: If the Beneficiary is the deceased Owner's spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals, if greater and available. We allocate any Contract Value increase to the Allocation Options according to future Purchase Payment allocation instructions. If the surviving spouse continues the Contract:
•	he or she becomes the new Owner and may exercise all of the Owner's rights, including naming a new Beneficiary or Beneficiaries;
•	he or she is subject to any remaining withdrawal charge; and
•	upon the surviving spouse's death their Beneficiary(s) receive the Contract Value, determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner's death. The Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2 or 5. With our written consent, other options may be available for payment over a period not extending beyond the Beneficiary's life expectancy under which the Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and the product fee. Distribution must begin within one year of the date of the Owner's death.
Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.
If the Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.
Other rules may apply to Qualified Contracts.

12.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract's effects on your personal tax situation.
QUALIFIED AND NON-QUALIFIED CONTRACTS
You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).
Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.
Inherited IRA and Inherited Roth IRA	Must have the same individual as Owner and Annuitant. The deceased owner of the previously held tax‑qualified arrangement will also be listed in the titling of the Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
TAXATION OF ANNUITY CONTRACTS
The Contract has the following tax characteristics.
•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
•
When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. Purchase Payments are treated as a non-taxable return of principal, whereas earnings are taxable.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•
If you take out earnings before age 59½, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

•	A pledge, assignment, or ownership change of a Contract may be treated as a taxable event. You should discuss any pledge, assignment, or ownership change of a Contract with your tax adviser.
•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract's RMD requirements.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can make a "tax-free" exchange under Section 1035 of the Internal Revenue Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•	you might have to pay a withdrawal charge on your previous contract,
•	there is a new withdrawal charge period for this Contract,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

13.	OTHER INFORMATION

THE REGISTERED SEPARATE ACCOUNT
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the shares of the Variable Options that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option.
We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets are insulated, so that the assets cannot be used to pay any of our liabilities, other than those arising from the investment of Contract assets in the Variable Options.
If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life of New York.
OUR GENERAL ACCOUNT
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts. Contract Value that you apply to Annuity Payments becomes part of our general account.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

OUR UNREGISTERED SEPARATE ACCOUNT
We allocate all assets backing the Index Options to an unregistered, non-unitized, non-insulated separate account (Separate Account IANY), which we established under New York Insurance Law solely for the purpose of supporting our obligations to pay Performance Credits associated with the Index Options. Separate Account IANY has two subaccounts: Subaccount IABV (which is a book value subaccount) and Subaccount IAMV (which is a market value subaccount).
Initially, a substantial majority of the aggregate assets backing the Index Options are allocated to Subaccount IABV. We place all other assets that you allocate to the Index Options that are not invested in Subaccount IABV in Subaccount IAMV. Subsequently, there may be significant transfer of assets between Subaccount IABV and Subaccount IAMV in response to Index performance during the then-current Index Year. We typically transfer assets between these subaccounts if there is a 10% incremental change in year-to-date Index performance. We examine year-to-date Index performance daily and change the subaccount allocations daily if needed based on this 10% increment.
We invest the assets in Subaccount IAMV in hedging instruments, including derivative investments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANY are subject to our general business operation liabilities and the claims of our creditors.
An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANY. In addition, neither the Owner nor the Index Options participate in any way in the performance of assets held in Separate Account IANY.
DISTRIBUTION
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the ALFS management team; and other expenses associated with the Contracts. Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and charges imposed under the Contract.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker/dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Variable Options that are available through the variable annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
The Variable Options may assess a Rule 12b‑1 fee. These fees are paid to ALFS as consideration for providing certain services and incurring certain expenses permitted under the Variable Option's plan. These fees typically equal 0.25% of a Variable Option's average daily net assets.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of a Variable Option may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
ADMINISTRATION/ALLIANZ SERVICE CENTER
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life Insurance Company of North America (as service provider for the Contracts) also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
•	issuance and maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Variable Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
LEGAL PROCEEDINGS
Like other life insurance companies, we from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

14.	INFORMATION ON ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the State of New York on September 21, 1982. Our address is 28 Liberty Street, 38th Floor, New York, NY 10005-1422. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer variable annuities and registered index-linked annuities and are licensed to do direct business in six states, including New York and the District of Columbia.
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
The Board currently consists of nine members, including our Chairman and Chief Executive Officer, our President, our Chief Financial Officer and Treasurer, our Vice President, Appointed Actuary, and five independent members.
The Board holds regular semi-annual meetings, generally in April and November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit and Evaluation, Conflict of Interest, and Finance Committees, each of which is described in further detail below. Each of the directors attended 100% of the Board and committee meetings to which he or she was assigned during 2017. In 2017, the Board acted one time by unanimous written action.
The current members of our Board are as follows:
Walter R. White
 Chairman, Director, and Chief Executive Officer
Walter R. White, age 61, joined Allianz Life in 2009, and became President and Chief Executive Officer of Allianz Life and Chairman and Chief Executive Officer of Allianz Life of New York on January 1, 2012. In this role Mr. White is responsible for leading and overseeing Allianz Life of New York and Allianz Life and providing strategic management and direction. Mr. White served as Chief Administrative Officer of Allianz Life from 2009 to 2011. Prior to joining Allianz Life, Mr. White held executive roles at Woodbury Financial Services from 2001 to 2009, serving as Chief Operating Officer from 2003 to 2007 and President from 2007 to 2009. Prior to that, Mr. White held senior management roles at Fortis from 1994 to 2001, serving as Senior Vice President of Fortis Investors from 1998 to 2001. Mr. White also held senior management roles at the MONY Group from 1988 to 1994, serving as the President of MONY Brokerage from 1991 to 1994.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the Chief Executive Officer of Allianz Life of New York and President of Woodbury Financial.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Thomas P. Burns
 Director and President
Thomas P. Burns, age 62, joined Allianz Life of New York's Board of Directors on April 3, 2007. Mr. Burns currently serves as President of Allianz Life of New York. He also serves as Senior Vice President, Chief Distribution Officer of Allianz Life, and the Chief Executive Officer and Chief Manager of Allianz Life Financial Services, LLC. Mr. Burns is responsible for the development, design and implementation of Allianz Life of New York's and Allianz Life's sales and distribution strategies. Prior to joining Allianz Life, Mr. Burns served as Senior Vice President, Distribution of Securian from 2002 to 2006. Prior to joining Securian, Mr. Burns worked for Prudential for 24 years, from 1978 to 2002, in various managerial capacities.
Mr. Burns brings to the Board extensive knowledge of Allianz Life of New York's sales and distribution strategies as well as over 35 years of experience in insurance and annuity products.
Ronald M. Clark
 Director
Ronald M. Clark, age 70, joined Allianz Life of New York's Board of Directors on March 31, 2013. Mr. Clark has over 40 years of experience in investments, having served as the President of Allianz Investment Corporation from 1980 to 1990, Chief Operating Officer of Allianz of America, Inc. ("AZOA") from 1990 to 2001, and Chief Investment Officer of AZOA from 2002 to 2011. Mr. Clark retired as of December 31, 2011. Mr. Clark also serves on the Board of Directors of Allianz Life and serves as a director and Chair of the Compensation Committee of Manitex International, Inc. Manitex International, Inc. is a leading worldwide provider of highly engineered specialized equipment, including boom trucks, cranes, and other related industrial equipment.
Mr. Clark brings to the Board extensive experience in the financial services and insurance industries as well as extensive experience with investment matters. The Board also benefits from his perspective as a current and former director of other companies.
Kevin J. Doyle
 Director
Kevin J. Doyle, age 61, joined Allianz Life of New York's Board of Directors on January 20, 2014. In addition to serving on the Board of Directors of Allianz Life of NY, Mr. Doyle serves as a director of ACA Financial Guaranty Insurance Company where he is Chairman of the Corporate Governance Committee and a member of the Audit Committee. From 2000 through 2011, Mr. Doyle served as the Senior Vice President and General Counsel of Ambac Financial Group, Inc., where he was responsible for legal, regulatory and governance affairs of an SEC-registered, NYSE-listed holding company and 50 state-licensed financial guarantee insurance company, including securities laws compliance, insurance regulatory compliance, corporate governance, litigation management and management of legal aspects of a $700 billion financial guaranty insurance portfolio. Prior to that, Mr. Doyle served in various capacities for Ambac from 1991 to 2000, including Vice President and Assistant General Counsel from 1991 to 1995 and Managing Director and General Counsel of Specialized Finance from 1995 to 2000. Prior to joining Ambac, Mr. Doyle was an associate attorney at the law firm of LeBoeuf, Lamb, Greene & MacRae from 1986 to 1991 and an associate attorney at the law firm of Peck, Shaffer & Williams from 1983 to 1985. Mr. Doyle received his Bachelor of Arts degree from Yale University in 1979 and received his J.D. degree from the University of Washington in 1983.
Mr. Doyle brings to the Board extensive experience in the insurance and financial services industry, including extensive legal and regulatory experience.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Martha Clark Goss
 Director
Martha Clark Goss, age 68, joined Allianz Life of New York's Board of Directors on October 15, 2005. Ms. Goss has more than 35 years of executive experience, primarily in finance and investments and risk management. Since 1992 she has served on a number of public and private company boards, has provided independent consulting services to various companies and serves as an instructor for executive leadership training for Deloitte. From 1999 to 2001, she served as the Chief Financial Officer of Capital Markets Company and from 1995 to 1999 was Chief Financial Officer and Vice President of Booz Allen Hamilton Holding Corporation (formerly Booz-Allen Hamilton Inc.). Previously, she served as Senior Vice President of Enterprise Integrated Risk Management and Control of Prudential Insurance Company of America from 1994 to 1995, President of Prudential Asset Management Company from 1992 to 1994, President of Prudential Power Funding from 1989 to 1992 and Corporate Treasurer of Prudential from 1983 to 1989. She joined Prudential in 1983 in the Corporate Finance Department after spending eight years at The Chase Manhattan Bank in credit and lending.
Ms. Goss has served as a director of numerous corporations, including, currently, American Water Works Company, Inc., Neuberger Berman Mutual Funds and Berger Group Holdings, Inc. Previously, she served on the boards of Ocwen Financial Corp., Parsons Brinckerhoff Group Inc. (also known as Parsons Brinckerhoff, Inc.), Channel Reinsurance Ltd., Claire's Stores, Inc., Bank Leumi USA, Foster Wheeler Corporation, IBJ Whitehall Business Credit Corporation and Dexter Corporation and was on the Metropolitan Regional Board of The Chase Manhattan Bank.
Ms. Goss brings to the Board extensive experience in the financial services industry as well as expertise on corporate governance and enterprise risk management matters. The Board also benefits from her perspective as a current and former director of other companies.
Stephen R. Herbert
 Director
Stephen R. Herbert, age 68, joined Allianz Life of New York's Board of Directors on April 11, 1997 and also serves as Chair of Allianz Life of New York's Audit and Evaluation Committee. Mr. Herbert is a partner of Locke & Herbert LLP and Of Counsel with Eversheds Sutherland (US) LLP. Mr. Herbert counsels insurance and financial services companies and various insurance distributors, including life, annuity (fixed and variable) and health insurance providers, on state insurance regulatory law. Mr. Herbert focuses on regulatory matters, including sales and market conduct; product development; policy form preparation and filing; producer licensing and appointment; agent compensation; corporate governance; corporate transactions; business agreements; investments; claims and litigation; and reinsurance. Mr. Herbert also advises in matters relating to forming, licensing, regulating and operating life insurance and annuity companies and their products, with a heavy concentration on New York law.
Mr. Herbert has been in private practice for more than 30 years. He previously served as vice president, general counsel and secretary at a New York-based, 50-state licensed life insurance company. Mr. Herbert also was general counsel for a New York state life insurance company trade association and assistant general counsel for a New York life insurance and financial services company.
Mr. Herbert brings to the Board extensive legal and regulatory experience in the financial services industry, including extensive experience with New York laws and regulations.
Gary A. Smith
 Director
Gary A. Smith, age 59, joined Allianz Life of New York's Board of Directors on May 10, 2005. Mr. Smith is Co-Founder and Senior Partner of Ivy Planning Group (Ivy), a 22-year-old management consulting and training company specializing in strategy, diversity, leadership and change management. Ivy is recognized as one of the Top 50 minority-owned companies by DiversityBusiness.com and received the Working Woman magazine Entrepreneurial Excellence Award. Mr. Smith has over 25 years of strategy, technology, management consulting and executive coaching to large private sector and government organizations. He has successfully developed and implemented strategies, led teams, and served the needs of a wide spectrum of clients, experiencing best practices in management consulting in multiple venues.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Mr. Smith co-founded Ivy after a successful career managing sales, marketing, and technical organizations, including IBM, where he held Marketing and Technical positions; Amdahl Corporation, where he served as an Account Executive; Masstor Systems, where he served as Director of U.S. Operations; Comdisco Inc., where he served as Director of Federal Marketing; and Technical Software Services, where he served as Vice President and Chief Operating Officer.
Mr. Smith has served on the Boards of the Capital Chapter of Strategic Leadership Forum, The International Society for Strategic Management, the Strategic Planning Board and Lakewood Country Club. Mr. Smith received his Bachelor of Arts degree in political science from Yale University.
Mr. Smith brings to the Board extensive experience in management consulting and diversity initiatives. The Board also benefits from his perspective as a current and former director of other companies.
William E. Gaumond
 Director, Chief Financial Officer and Treasurer
William E. Gaumond, age 44, joined Allianz Life of New York in 2016 serving in his current roles as Director, Chief Financial Officer and Treasurer. Mr. Gaumond previously served as a Director of Allianz Life of New York from 2008 to 2011 and as Vice President, Head of Asset Liability Management and Investment Risk from 2013 to 2015. Mr. Gaumond joined Allianz Life in 2004 and currently serves as Senior Vice President, Chief Financial Officer and Treasurer and as a member of the Board of Directors. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury and corporate risk management areas. Prior to his current role, Mr. Gaumond spent 12 years in a number of finance and investment-related positions at Allianz Life, including Senior Vice President of the Asset Liability Management and Investment Risk Management department. During this time, Mr. Gaumond also served for two years as a senior member of the Group Planning and Controlling department for Allianz SE in Munich, Germany. Before joining Allianz Life, Mr. Gaumond worked for nine years at PricewaterhouseCoopers LLP. Mr. Gaumond received his Bachelor of Business Administration degree in accounting from the University of Notre Dame, where he graduated summa cum laude.
Mr. Gaumond brings to the Board extensive financial services, investment and insurance industry experience, including serving as Chief Financial Officer and Treasurer of Allianz Life of New York and Allianz Life.
Steven J. Thiel
 Director and Vice President, Appointed Actuary
Steven J. Thiel, age 48, joined Allianz Life of New York's Board of Directors on November 13, 2012 and serves as Vice President, Appointed Actuary of Allianz Life of New York. He also serves as Vice President, Actuarial Reporting and Analysis of Allianz Life. Mr. Thiel leads a team responsible for accurate and timely reporting of the actuarial balances for Allianz Life and Allianz Life of New York. He is accountable for analyzing aspects of the financial performance and delivering key projects that drive financial strength and stability.
Mr. Thiel joined Allianz Life in 2008. Prior to joining Allianz Life, Mr. Thiel was assistant vice president of reinsurance for Sun Life Financial, where he directed the financial reporting and analysis function of the reinsurance business group. Prior to that, he served as an actuary for Allstate Life Insurance Company, where he was accountable for providing financial analysis and oversight for activities involving a captive distribution channel. Mr. Thiel earned a Bachelor of Business Administration degree with double major in Actuarial Science and Risk Management and Insurance from the University of Wisconsin-Madison. He is a fellow in the Society of Actuaries and a member of the American Academy of Actuaries.
Mr. Thiel brings to the Board extensive experience in actuarial and financial performance matters.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

EXECUTIVE OFFICERS
The current executive officers (other than Messrs. White, Gaumond and Burns, whose biographies are included above in the Board of Directors information) are as follows:
Gretchen Cepek
 Chief Legal Officer and Secretary
Gretchen Cepek, age 50, joined Allianz Life in 2009, and currently serves as Senior Vice President, General Counsel and Secretary of Allianz Life She is also Chief Legal Officer and Secretary of Allianz Life of New York. Ms. Cepek is responsible for the legal and compliance departments as well as government relations and the special investigations unit. Prior to her current role, Ms. Cepek served as Vice President, Legal Business Operations, Distribution and Product Development of Allianz Life from 2009 to February 2012. Prior to joining Allianz Life, Ms. Cepek served as Counsel at Woodbury Financial Services from 2005 to 2009. Prior to joining Woodbury Financial, Ms. Cepek spent 13 years with the law firm of Querrey & Harlow, Ltd. from 1992 to 2005, where she served as a law clerk, associate attorney and then as a shareholder. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Catherine A. Mahone
 Chief Administrative Officer
Catherine Mahone, age 53, serves as the Senior Vice President, Chief Administrative Officer of Allianz Life and Chief Administrative Officer of Allianz Life of New York. Ms. Mahone is responsible for enterprise operations, information technology, and other strategic corporate initiatives. Previously, Ms. Mahone served as Senior Vice President, Enterprise Operations for Allianz Life, a position she held until assuming her current role in 2012.
Prior to joining Allianz Life, Ms. Mahone had approximately 20 years of financial services experience with Ameriprise Financial (formerly American Express), where she served in several leadership roles, including Vice President of the Operations Project Management Office. In her more than 20-year career with Ameriprise, Ms. Mahone held a variety of leadership positions in operations, distribution and marketing. Ms. Mahone earned a Bachelor of Arts degree in mass communications from the University of Minnesota and a Master's degree in business communications from the University of St. Thomas. Ms. Mahone also holds her FINRA Series 7 and 24 securities registrations.
Neil H. McKay
 Chief Actuary
Neil H. McKay, age 56, joined Allianz Life of New York and Allianz Life in 1999 and currently serves as Senior Vice President, Chief Actuary of Allianz Life, and Chief Actuary of Allianz Life of New York. Mr. McKay is responsible for all of the actuarial functions of Allianz Life of New York and Allianz Life, including the actuarial assumptions underlying their products and the rate setting associated with existing and new products. Prior to joining Allianz Life, Mr. McKay served in a variety of roles at LifeUSA Holding Company (prior to its merger with Allianz Life) from 1990 to 1999, culminating in the position of Vice President of Finance. Prior to that, Mr. McKay held the position of Assistant Product Actuary from 1984 to 1990 for Security Life of Denver, in Denver, Colorado.
Todd M. Hedtke
 Chief Investment Officer
Todd M. Hedtke, age 45, joined Allianz Life of New York in 2011 and currently serves as Chief Investment Officer. He also currently serves as Senior Vice President, Chief Investment Officer of Allianz Life. Mr. Hedtke leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which services the Allianz Group insurance companies. Prior to his current role, Mr. Hedtke spent 15 years in a number of investment-related positions at Allianz Life and its affiliate Allianz Investment Management, LLC, including his prior role as Vice President, Investment Management from October 2010 until August 2015. Prior to joining Allianz Life, Mr. Hedtke held various finance and investment positions at Cargill, EBF & Associates, and American Express. Mr. Hedtke earned his BA from Hamline University and MBA from the University of Minnesota Carlson School of Management. In addition to being a Chartered Financial Analyst, he holds designations as a financial risk manager and Fellow of the Life Management Institute.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Robert DeChellis
 Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange
Robert DeChellis, age 51, joined Allianz Life of New York in 2014 and currently serves as Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange. Mr. DeChellis joined Allianz Life in 2006 and also serves as Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange of Allianz Life. As Chief Retirement Strategist, Allianz Exchange, Mr. DeChellis is responsible for uniting strategic relationships, technology and intellectual capital to identify uncommon financial solutions and thought leadership. In this role, Mr. DeChellis collaborates with the global family of Allianz companies as well as outside partners to address the growing demand for holistic financial advice. Mr. DeChellis also currently serves as Chairman of the Board of the Insured Retirement Institute, the leading financial services trade association for the retirement income industry. Previously, Mr. DeChellis served as Field Vice President, Broker Dealer Distribution of Allianz Life of New York, and Field Senior Vice President, Broker Dealer Distribution of Allianz Life. He also served as President of Allianz Life Financial Services, LLC. Prior to joining Allianz Life, Mr. DeChellis served as Executive Vice President of the Retail Annuities Division of Travelers Life & Annuity. Prior to that, Mr. DeChellis served as Executive Vice President and national sales manager for Jackson National Life Distributors, Inc. Before joining the annuity industry, Mr. DeChellis spent 13 years in asset management, holding positions with firms including Goldman Sachs and Lord Abbett.
CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board ("Executive Committee") is currently composed of Messrs. White (Chair), Gaumond and Herbert. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life of New York's By-Laws. The Executive Committee did not meet in 2017.
The Audit and Evaluation Committee of the Board is currently composed of Messrs. Herbert (Chair), Clark and Smith. The Audit and Evaluation Committee is responsible for recommending the selection of independent certified public accountants, reviewing Allianz Life of New York's financial condition and the scope and results of the independent audit and any internal audit, nominating candidates for director, evaluating the performance of principal officers deemed by the Audit and Evaluation Committee to be principal officers of Allianz Life of New York and recommending to the Board of Directors the selection and compensation of such principal officers and any plan to issue options to its officers and employees for the purchase of shares of stock. The Audit and Evaluation Committee met two times in 2017.
The Conflict of Interest Committee of the Board is currently composed of Messrs. White (Chair), Herbert and Ms. Cepek. The Conflict of Interest Committee assists Allianz Life of New York in addressing ethics and conflict of interest matters. The Conflict of Interest Committee met one time in 2017.
The Finance Committee of the Board is currently composed of Messrs. Gaumond, (Chair), Clark and Thiel. The Finance Committee is responsible for exercising all the powers of the Board of Directors with respect to the investments of the funds of Allianz Life of New York. The Finance Committee met three times in 2017, and acted five times by written action.
Independence of Certain Directors
Allianz Life of New York is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards set out in New York Insurance laws and the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of Allianz Life of New York's Board of Directors, the Board of Directors has determined that Ms. Goss and Messrs. Clark, Doyle, Herbert and Smith are "independent" under those standards.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, President, Chief Financial Officer and Controller, are subject to Allianz Life of New York's Code of Ethics.
Section 16(a) Beneficial Ownership Reporting Compliance
Not applicable.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our "Named Executive Officers" or "NEOs." Allianz Life of New York is a subsidiary of Allianz Life. Each of our NEOs is employed by both Allianz Life of New York and Allianz Life.  Our NEOs are compensated directly by Allianz Life. Allianz Life charges Allianz Life of New York an allocated percentage of each of our NEO's compensation. The allocated percentage of compensation charged to Allianz Life of New York for our NEO's during the year ended December 31, 2017 is set forth below and hereafter referred to as the "Allocation Percentages." For 2017, our NEOs were:
Name	Title	Allocation Percentages
Walter White	Chairman and Chief Executive Officer	4.00%
William Gaumond	Chief Financial Officer and Treasurer	2.50%
Thomas Burns	President	8.00%
Neil McKay	Chief Actuary	8.00%
Robert DeChellis	Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange	12.00%
The details of each NEO's compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Our NEOs are also officers of Allianz Life, our parent company, and are not paid additional compensation for serving as executive officers of Allianz Life of New York. Instead, our NEOs are paid directly by Allianz Life with a certain portion of their Allianz Life compensation allocated to Allianz Life of New York, which allocation is reviewed and approved by our Audit and Evaluation Committee with respect to those NEO's that are also the NY Principal Officers. The "NY Principal Officers" are the Chief Executive Officer, President, Chief Legal Officer and Secretary, Chief Administrative Officer and Chief Financial Officer and Treasurer. Therefore, our parent company, Allianz Life, establishes our NEOs' compensation programs with our Audit and Evaluation Committee reviewing and approving the compensation allocations to Allianz Life of New York with respect to our NY Principal Officers. Allianz Life's compensation programs are intended to align our NEOs' interests with those of our ultimate stockholder. Our indirect stockholder is Allianz SE, the ultimate parent company of Allianz Life and Allianz Life of New York. Allianz Life's compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life, which is an indirect subsidiary of Allianz SE. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life's compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs' total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life's executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
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providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;

•
setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and medium-range and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;

•
establishing equity-based arrangements that align executives' financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and

•	structuring compensation packages and outcomes to foster internal pay equity.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Compensation Components
To support this pay-for-performance strategy, Allianz Life's total compensation program provides a mix of compensation components that bases the majority of each executive's compensation on their success and on an assessment of each executive's overall contribution to that success.
Compensation Element	Description	Objective
Base Salary
Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.
Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan ("AIP").	▪ Link compensation to annual performance results. ▪ Attract and motivate high-caliber leadership. ▪ Align the interests of NEOs and our stockholder.
Variable Compensation Plan	Variable compensation that promotes and rewards the achievement of annual performance objectives through awards under the Variable Compensation Immediate and Deferred Plan.	▪ Link compensation to annual performance results.
Long-Term Incentives
Incentive compensation that promotes and rewards the achievement of long-term performance objectives through awards under the Allianz Life Long-Term Performance Unit Plan ("ALTPUP").
Allianz Life's Chief Executive Officer, Walter White, is eligible to receive annual awards through the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP.
▪ Link compensation to annual and multi-year performance results. ▪ Motivate and retain high-caliber leadership with multi-year vesting. ▪ Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives
Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan ("AEI") that promotes and rewards the achievement of  senior executive officers. The AEI replaced the Allianz Group Equity Incentives Plan 2007 ("GEI").
▪ Retain high-caliber leadership with multi-year vesting. ▪ Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees generally for situations where the employee's position is eliminated as a result of outsourcing, merger or other corporate transaction.
Perquisites-Benefits
Perquisites provided to our NEOs include employer matching contributions to the NEOs' accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.
Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, which directly compensates the executives of Allianz Life of New York, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation Committee. Any such decisions are made by Allianz SE, subject to review by the Nomination, Evaluation and Compensation Committee of the Allianz Life Board of Directors (the "NEC Committee"), and final approval by Allianz Life's Board. With respect to the compensation of other "principal officers" selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee's decision are similarly subject to review by the NEC Committee and final approval by Allianz Life's Board. The "principal officers" include the Chief Executive Officer, Chief Financial Officer and General Counsel. Allianz Life's Board has delegated the following responsibilities to the Compensation Committee:
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In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership.

•	Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.
•
Review and approve any special benefits, perquisites or compensation contracts in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee's level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different than the benefits offered to all similarly-situated employees.

•
Review and approve any employment agreements or any severance, change in control or similar termination arrangements or agreements proposed to be made with any prospective, current or former employee of Allianz Life. This does not include special termination agreements, separation or settlement agreements negotiated in connection with and at the time of termination of an executive's employment.

•	Review and approve compensation decisions.
•
Oversee Allianz Life's compliance with regulations with respect to compensation matters and ensure adherence to the set principles and standards of the Allianz Group Rewards Framework and German regulations.

The Compensation Committee will at all times be composed of at least five members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, and the Chief Human Resources Officer. Effective as of February 22, 2018, the composition of the Compensation Committee changed to three members who are appointed by the Board of Directors of Allianz Life, consisting of the Chairman of the Board, the Chief Executive Officer, and the Chief Human Resources Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life's Board of Directors at its request. With respect to the compensation of "principal officers" selected by Allianz Life's Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated "principal officers", to the NEC Committee for its review and recommendation to Allianz Life's Board for final approval.
Role of the Chief Executive Officer
Allianz Life of New York's Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except himself. He provides the Compensation Committee with his assessment of their performances relative to the corporate and individual goals and other expectations set for them for the preceding year. He then provides his recommendations for each NEO's total compensation and the appropriate goals for each in the year to come. However, the Compensation Committee is not bound by his recommendations.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Role of Allianz Life's Human Resources
Allianz Life's Human Resources supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life's Human Resources efforts include, among other things:
•	evaluating the compensation data from industry groups, national executive pay surveys and other sources for the NEOs and other executive officers as appropriate;
•	gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
•	reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
•	reporting to, and answering requests for, information from the Compensation Committee.
Allianz Life's Human Resources officers also coordinate and share information with their counterparts at Allianz SE.
Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, they regard it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.
All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis but by breaking down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life's Human Resources, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life's compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual and multi-year incentives and equity) as well as: (i) retirement, health and other benefit programs, (ii) severance benefits and (iii) perquisites.
Base Salary
Allianz Life's philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which it believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO's tenure, the scope of the position's responsibilities and the NEO's own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

With respect to the base salary of our Chief Executive Officer, the Chairman of the Board considered the Chief Executive Officer's experience, performance, and contribution to overall corporate performance when determining his base salary for 2017 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2017 were also set by the Compensation Committee based upon each NEO's individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of "principal officers" selected by Allianz Life's Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life's Board for final approval.
AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chairman of the Board, and are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
•	provide an incentive that will encourage future superior individual performance; and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.
Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2017 operating year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the "principal officers" selected by Allianz Life's Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life's Board for final approval.
Variable Compensation
Our Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange participates in Variable Compensation. The purpose of Variable Compensation is to reward Allianz Life employees that have a significant influence over the sales objectives of the business for their contributions. Sales objectives are defined along with payout targets for various levels of performance against those objectives. The total payout is calculated based on the full year performance of the defined sales objectives. There are two components to this payment, a portion that is paid on March 15th following the calendar year for the sales objectives and a portion that is subject to mandatory deferral.
Long-Term Incentives
The purpose of the ALTPUP is to advance the interests of Allianz Life, including Allianz Life of New York, and our indirect stockholder. The ALTPUP seeks to accomplish this purpose by providing an incentive in addition to current compensation to certain individuals within designated classes of employees of Allianz Life who contribute significantly to their company's long-term performance. Such incentive shall be in the form of Long-Term Performance Units ("ALTPUP Units"), which are contingent awards, subject to the terms, conditions and restrictions described in the ALTPUP and the Award Agreement under which such awards are made, by which participants in the ALTPUP may become entitled to receive cash upon the redemption of the ALTPUP Units on the valuation date. The award of ALTPUP Units is discretionary and any payments from the ALTPUP are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of their company's annual goals and objectives,
•	provide an incentive that will encourage future superior individual performance, and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of their company.
The Compensation Committee (and, with respect to those NEOs that are "principal officers" for purposes of the NEC Committee's duties, the NEC Committee with final approval of Allianz Life's Board of Directors), reviewed the performance of our NEOs following the end of our 2017 fiscal year relative to the ALTPUP.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Targeted levels of bonus awards made pursuant to the ALTPUP for our NEOs were established by the Compensation Committee (or, in the case of those NEOs that are "principal officers" for purposes of the NEC Committee's duties, the NEC Committee with final approval of Allianz Life's Board) based on a number of factors related to the performance of Allianz Life and Allianz Life of New York, and the performance of the NEO. Maximum bonus awards made to our NEOs pursuant to the ALTPUP are set to two times the target amount for each NEO. See footnote (2) to the Summary Compensation Table for the specific amounts awarded to each NEO for the year ended December 31, 2017.
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan covers business performance over a three-year period. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on performance of Allianz Life and Allianz Life of New York, including the growth and operating profit and achievement of goals set by Allianz Life. At the end of each three-year period, the performance of Allianz Life is assessed, along with relevant comparable company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and approved by the respective Compensation Committee and with respect to the "principal officers" for purposes of the NEC Committee's duties, by the NEC Committee for final approval by Allianz Life's Board.
AEI
The AEI is (a) one part of the variable compensation element for senior executives and provided under the Allianz Sustained Performance Plan ("ASPP") or (b) offered by Allianz Life to selected senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE ("RSUs").
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $20,250 annually. In addition Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2017 are included in the column entitled "All Other Compensation" in the Summary Compensation Table included in this section.
Severance Arrangements
Allianz Life has entered into an Executive Severance Agreement with our Chairman and Chief Executive Officer, Walter White, which is described in the "Allianz Life Executive Severance Agreement" discussion later in this section. We have not entered into any other specific severance agreements with any of our NEOs.
The remainder of our NEOs are eligible for severance payments under either the Executive Severance Plan or the Severance Allowance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the applicable plan. If an NEO is eligible to receive severance payments pursuant to the Executive Severance Plan, he or she is not eligible to receive severance payments under the Severance Allowance Plan.
Other than the Executive Severance Plan and the Severance Allowance Plan, which are described later in this section, our NEOs (except for Walter White) are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is "at will."
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, including Allianz SE stock appreciation rights (SARs) and Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life during the year ended December 31, 2017 to our principal executive officer, our principal financial officer and each of the three highest paid NEOs who are involved in the management and operations of Allianz Life of New York, that was charged to Allianz Life of New York, based on the Allocation Percentage assigned to each NEO. The executive compensation information in this prospectus is shown for a one-year period, in accordance with Regulation S-K Item 402, Instruction 1 to Item 402(c).
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)(1)	(f)	(g)(2)	(h)	(i)(4)	(j)
Walter White Chairman and Chief Executive Officer
	2017	$34,604	N/A	$53,809	N/A	$107,618	N/A	$1,037	$197,068

William Gaumond Chief Financial Officer and Treasurer
	2017	$10,625	N/A	$9,754	N/A	$16,129	N/A	$627	$37,135

Thomas Burns President
	2017	$47,600	N/A	$39,841	N/A	$68,401	N/A	$3,043	$158,885

Neil McKay Chief Actuary
	2017	$40,000	N/A	$33,720	N/A	$57,720	N/A	$2,759	$134,199

Robert DeChellis Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange
	2017	$48,000	N/A	$13,008	N/A	$81,113	N/A	$2,501	$144,622

(1)
Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The RSUs issued in 2018 for the 2017 performance year have a March 2022 exercise date. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period , and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.

(2)	Includes the following payments and grants made pursuant to the AIP, ALTPUP and the Variable Compensation Immediate and Deferred Plan.
Name	Year	Payments made pursuant to the AIP	Grants made pursuant to the ALTPUP(3)	Payments made pursuant to the Variable Compensation Immediate & Deferred Plan
Walter White	2017	$53,809	$53,809	--
William Gaumond	2017	$9,754	$6,375	--
Thomas Burns	2017	$39,841	$28,560	--
Neil McKay	2017	$33,720	$24,000	--
Robert DeChellis	2017	$29,268	$16,800	$35,045
(3)	Walter White, as Chief Executive Officer, participates in the global Allianz SE Mid-Term Bonus Program rather than the ALTPUP.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

(4)	The following table provides additional details regarding compensation found in the "All Other Compensation" column.
Name	Year	Spousal Travel(5)	Milestone/ Anniversary/ Recognition(6)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Cont-ribution(7)	ESPP Imputed Income(8)	Total
Walter White	2017	$183	--	$44	$810	--	--	$1,037
William Gaumond	2017	--	--	$17	$450	$56	$104	$627
Thomas Burns	2017	$1,245	$132	$46	$1,620	--	--	$3,043
Neil McKay	2017	$636	--	$71	$1,620	--	$432	$2,759
Robert DeChellis	2017	--	--	$71	$2,430	--	--	$2,501
(5)	Represents reimbursement or payments made to defray the costs of a spouse's travel.
(6)	Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(7)	Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.
(8)	Represents value of the discount associated with stock purchases in the Employee Stock Purchase Plan.
Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to long-term success. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives.  The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to "principal officers" for purposes of the NEC Committee's duties, the NEC Committee recommends to Allianz Life's Board of Directors awards for final approval.
Variable Compensation
Variable Compensation is intended to reward the Field Senior Vice President, Chief Retirement Strategist, Allianz Exchange for attainment of various sales objectives. The minimum payout is zero and the maximum payout is 200% of the target amount. Once the total Variable Compensation has been determined, the payout is then split into a portion that is paid immediately (each year on March 15th) and a portion that is subject to a mandatory deferral period. These two portions are called Variable Compensation – Immediate, and Variable Compensation – Deferred respectively. The Variable Compensation – Deferred portion is subject to a 3-year mandatory deferral period where Variable Compensation – Deferred payments are not eligible to be paid until January 1st three full years following the year for which the calculated compensation pertains. Payments pertaining to the 2017 calendar year will become eligible for payment on January 1, 2021.
ALTPUP
In order to be eligible for ALTPUP awards, individuals must be nominated by the business unit and approved by the Compensation Committee and with respect to "principal officers" for purposes of the NEC Committee's duties, by the NEC Committee with final approval by the Board. Receipt of an ALTPUP award one year is not a guarantee that an ALTPUP award will be granted in subsequent years. The ALTPUP incentive is in the form of ALTPUP Units, which have a target value of $10. The threshold value is $5 and the maximum value is $20.  ALTPUP award periods are three years, with one-third of the ALTPUP Units paying out each year over the three-year award period. The valuation date is December 31 at the end of each performance year, unless the Compensation Committee in its discretion selects an earlier date.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Allianz SE Mid-Term Bonus Plan
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan covers business performance over a three-year period. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on company performance, including growth and operating profit and achievement of goals set by Allianz Life. At the end of each three-year period, the performance of Allianz Life is assessed, along with relevant company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and with respect to the "principal officers" for purposes of the NEC Committee's duties, by the NEC Committee for final approval by the Board.
AEI
The AEI is designed to recognize the participant's continuous employment with Allianz Life over the relevant period and shall be an incentive to continue in employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant.  Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances.  Vesting and exercise may accelerate if a participant leaves employment under other "good leaver" circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant's target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted during the year ended December 31, 2017, and charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Walter White	3/2/2018
RSUs (under AEI)					$0	$34,604	$171,290
AIP Award		$0	$34,604	$57,097
Midterm Bonus Plan		$0	$34,604	$57,097
William Gaumond	3/2/2018
RSUs (under AEI)					$0	$6,375	$31,556
AIP Award		$0	$6,375	$12,750
ALTPUP Award		$0	$6,375	$12,750
Thomas Burns	3/2/2018
RSUs (under AEI)					$0	$28,560	$141,372
AIP Award		$0	$28,560	$57,120
ALTPUP Award		$0	$28,560	$57,120
Neil McKay	3/2/2018
RSUs (under AEI)					$0	$24,000	$118,800
AIP Award		$0	$24,000	$48,000
ALTPUP Award		$0	$24,000	$48,000
Robert DeChellis	3/2/2018
RSUs (under AEI)					$0	$9,600	$47,520
AIP Award		$0	$21,600	$43,200
ALTPUP Award		$0	$16,800	$33,600
Variable Compensation		$0	$46,560	$93,120
(1)
The target and maximum columns show the target award and maximum award for 2017 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2017 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive's level.

(2)
The target and maximum columns show the target award and maximum award for 2017 for each NEO under the ALTPUP. Under the ALTPUP, all awards are discretionary. To the extent that awards are made, the minimum amount of an award will equal at least 50% of the target amount as determined by the Compensation Committee (or with respect to "principal officers" for purposes of the NEC Committee's duties, the NEC Committee with final approval of Allianz Life's Board). The actual 2017 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. ALTPUP target and maximum awards are a pre-designated percentage of base salary determined at the executive's level.

(3)
RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See "Outstanding Equity Awards at December 31, 2017" for disclosure regarding the number of RSUs that are unvested as of December 31, 2017.

(4)
The target and maximum columns show the target award and maximum award for 2017 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2017 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Outstanding Equity Awards at December 31, 2017
The following table sets forth the outstanding equity awards at the December 31, 2017 fiscal year-end. The table shows RSUs granted pursuant to the AEI, based on the Allocation Percentage assigned to each NEO.
Name	RSUs
	Number of RSUs That Have Not Vested	Market Value of RSUs That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned RSUs That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned RSUs That Have Not Vested
(a)	(g)(1)(2)	(h)(3)	(i)	(j)
Walter White			N/A	N/A
	317.080	$73,128
	254.560	$58,709
	403.880	$93,147
	326.440	$75,287
William Gaumond			N/A	N/A
	38.975	$8,989
	16.975	$3,915
	18.025	$4,157
	36.300	$8,372
Thomas Burns			N/A	N/A
	297.840	$68,691
	252.080	$58,137
	297.120	$68,525
	245.840	$56,698
Neil McKay			N/A	N/A
	254.400	$58,672
	206.880	$47,713
	282.880	$65,241
	204.000	$47,049
Robert DeChellis			N/A	N/A
	109.800	$25,323
	99.840	$23,026
	87.840	$20,259
	82.680	$19,068
(1)
Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2017 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances.  Vesting and exercise may accelerate if a participant leaves employment under other "good leaver" circumstances set forth in the AEI.

(2)
For each of the NEOs, the number of RSUs listed on the first line were exercised in 2018, the RSUs listed on the second line will exercise in 2019, the RSUs listed on the third line will exercise in 2020, and the RSUs listed on the fourth line will exercise in 2021.

(3)
Based on an assumed stock price of $230.63 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 29, 2017 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Allianz SE Option Exercises and Stock Grants Vested in 2017
The following table summarizes the value received from Allianz SE stock option exercises and stock grants vested during the year ended December 31, 2017, that were charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Walter White	166.400	$13,800	317.200	$55,527
William Gaumond	--	$0	55.850	$9,777
Thomas Burns	--	$0	282.080	$49,379
Neil McKay	--	$0	261.120	$45,710
Robert DeChellis	--	$0	137.640	$24,094
(1)	Represents Allianz SE SARs that were exercised during 2017 pursuant to the GEI. Amounts realized were paid in cash.
(2)	Represents Allianz SE RSUs that were exercised during 2017 pursuant to the GEI and AEI. Amounts realized were paid in cash.
Allianz Life Executive Severance Agreement
Allianz Life entered into an Executive Severance Agreement with its Chief Executive Officer, Walter White, with an expiration date of December 31, 2020. The severance arrangements for Mr. White as Chairman and Chief Executive Officer of Allianz Life of New York are prescribed by the Executive Severance Agreement.
Pursuant to the Executive Severance Agreement, Mr. White is entitled to a lump sum cash payment upon separation of $69,208 based on the allocated percentage of compensation charged to Allianz Life of New York in the event he is terminated without "cause" as defined in the Executive Severance Agreement. In addition, pursuant to the Executive Severance Agreement, Mr. White is also bound by other restrictive covenants, including covenants relating to confidentiality and non-disparagement. Mr. White would also be entitled to continuation of medical and dental coverage at the employee premium rates for a period of 18 months following termination if Mr. White timely elects continuation and pays the required premiums.
The remainder of our NEOs are eligible for severance payments under either the Executive Severance Plan or the Severance Allowance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the applicable plan. If an NEO is eligible to receive severance payments pursuant to the Executive Severance Plan, he or she is not eligible to receive severance payments under the Severance Allowance Plan. The terms of each of these plans are set forth below.
Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan. For the year ended December 31, 2017, the NEOs eligible for severance benefits under this plan were William Gaumond, Thomas Burns and Neil McKay. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated will receive a lump sum cash payment equal to one and one-half times their "annual base pay" in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living or other allowances.  Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Severance Allowance Plan
All employees, including our NEOs, who are not eligible to receive severance benefits under the Executive Severance Plan, are eligible to receive severance benefits under the Severance Allowance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan. For the year ended December 31, 2017, the NEO eligible for severance benefits under this plan was Robert DeChellis. The Severance Allowance Plan provides that employees who are terminated for certain company-initiated reasons are eligible to receive a severance payment in an amount based on the employee's weekly base pay multiplied by the number of weeks set forth in the Severance Allowance Plan. Employees are generally eligible for severance payments if they are terminated for the following reasons:
•	employee's position is eliminated;
•	employee's position is outsourced; or
•	employee's position is eliminated in connection with a sale or merger or other corporate transaction.
Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of time equal to the number of weeks of severance benefits provided under the Severance Allowance Plan, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the portion of the lump sum payments that would have been allocated to Allianz Life of New York based on each NEO's Allocation Percentage and payable to each of our NEOs had they been terminated on December 31, 2017 and been eligible for severance payments pursuant to the Executive Severance Plan or the Severance Allowance Plan, as the case may be.
NEOs	Lump Sum Payment
Walter White	N/A(1)
William Gaumond	$15,938
Thomas Burns	$71,400
Neil McKay	$60,000
Robert DeChellis	$60,000
(1)
Mr. White is not eligible to receive payments pursuant to the Executive Severance Plan or Severance Allowance Plan. See "Allianz Life Executive Severance Agreement" for information regarding severance payments that Mr. White is eligible to receive upon termination of service.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life of New York for the year ended December 31, 2017.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Walter White(2) Chairman and Chief Executive Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A
William Gaumond(2) Chief Financial Officer and Treasurer	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Burns(2) President	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Steven J. Thiel(2) Vice President, Appointed Actuary	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ronald M. Clark Independent Director	$20,000	N/A	N/A	N/A	N/A	N/A	$20,000
Martha Clark Goss Independent Director	$20,000	N/A	N/A	N/A	N/A	N/A	$20,000
Stephen R. Herbert Independent Director	$20,000	N/A	N/A	N/A	N/A	N/A	$20,000
Gary A. Smith Independent Director	$20,000	N/A	N/A	N/A	N/A	N/A	$20,000
Kevin J. Doyle Independent Director	$20,000	N/A	N/A	N/A	N/A	N/A	$20,000
1	Represents cash compensation provided to our independent directors for the year ended December 31, 2017.
2
As employee directors, Messrs. White, Gaumond, Burns and Thiel do not receive any compensation for their service as directors. The compensation Messrs. White, Gaumond and Burns receive as executive officers of Allianz Life of New York is disclosed in the Summary Compensation Table as set forth herein.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE's principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2017, the directors and executive officers of the Allianz Life of New York held less than 1% of Allianz SE's ordinary shares issued and outstanding.
We are not aware of any arrangements that may at a later date result in a change in control of Allianz Life of New York.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
We are a wholly owned subsidiary of Allianz Life, which is a wholly owned subsidiary of AZOA, which in turn is a wholly owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Transactions with affiliates may not be on an arm's-length basis and may present the potential for conflicts.
RISKS ASSOCIATED WITH THE FINANCIAL SERVICES INDUSTRY
There are a number of risks associated with the financial services industry including the insurance industry.
Legal, Regulatory and Tax Risks
We are heavily regulated by the New York Department of Financial Services and other regulators, and changes in existing or new laws and regulations may reduce our profitability and limit our growth.
We are subject to detailed and comprehensive regulation and supervision in New York by the New York Department of Financial Services ("NYDFS") in jurisdictions in which we operate. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices. In addition, our insurance operations are subject to insurance laws and regulations, which are generally intended to protect policyholders, not our stockholders or creditors. Changes in existing insurance laws and regulations may materially affect the way in which we conduct our business and the products we offer.
The NYDFS regulates most aspects of our insurance business. State laws in the United States grant insurance regulatory authorities broad administrative powers with respect to, among other things:
•	licensing companies and agents to transact business;
•	calculating the value of assets to determine compliance with statutory requirements;
•	regulating unfair trade and claims practices, including through the imposition of restrictions on marketing and sales practices, distribution arrangements and payment of inducements;
•	establishing statutory capital and reserve requirements and solvency standards;
•	fixing maximum interest rates on insurance policy loans and minimum rates for guaranteed crediting rates on life insurance policies and annuity contracts;
•	restricting the payment of dividends and other transactions between insurance subsidiaries and affiliates; and
•	regulating the types, amounts, concentrations and valuation of investments.
Our asset management operations are also subject to extensive regulation. These regulations are primarily intended to protect investors in the securities markets or investment advisory clients and generally grant supervisory authorities broad regulatory powers. Changes to these laws and regulations may adversely affect our asset management operations. We are also subject to increasing regulation under various laws and regulations governing the solvency of insurers and other financial institutions. We are also increasingly subject to detailed and comprehensive regulations governing such matters as money laundering, "know your customer," prohibited transactions with countries or counterparties subject to sanctions, and bribery and other anti-corruption measures.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly and supervisory authorities around the country are assuming an increasingly active and aggressive role in interpreting and enforcing regulations governing a variety of business practices, such as the escheatment of unclaimed property, in the jurisdictions where we do business. We have been and may become in the future subject to regulatory investigations and/or examinations which, together with civil actions often following these investigations, may affect our image, brand, relations with regulators and/or results of operations. We cannot predict with any certainty the potential effects that any change in applicable laws or regulations, their interpretation or enforcement, or any enactment of new regulation or legislation in the future may have on our business, results of operations and financial condition.
Our products are heavily regulated and must be approved by the individual state regulators where such products are sold. However, our products are only currently offered in New York. The NYDFS and the National Association of Insurance Commissioners ("NAIC") regularly reexamine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, could have a material adverse effect on our financial condition and results of operations. The NAIC continues to change and modernize its financial and solvency requirements and regulations. These changes could have a material adverse effect on our business, results of operations and financial condition.
For example, in December 2014, the NAIC adopted Actuarial Guideline XLVIII ("AG 48") which established a new regulatory requirement applicable to XXX and AXXX reserve financing transactions ceded to reinsurers, including affiliated reinsurers. AG 48 is an important part of the implementation of the XXX and AXXX reinsurance framework the NAIC adopted in June 2014. As adopted, AG 48 limits the type of assets that may be used as collateral to cover the XXX and AG 38 statutory reserves. In January 2016, the NAIC adopted changes to the Credit for Reinsurance Model Law, giving regulators the authority to pass regulations related to captive reserve financing transactions. In December 2016, the NAIC adopted the Term and Universal Life Insurance Reserve Financing Model Regulation ("XXX/AXXX Model Regulation") codifying the regulatory framework set forth in AG 48. Following adoption of the XXX/AXXX Model Regulation, the NAIC adopted further revisions to AG 48 effective January 1, 2017, in order to make it substantively consistent with the XXX/AXXX Model Regulation as well as to avoid confusion and ensure uniformity of treatment between states, companies, and ceded policies. Generally, AG 48 will cease to be effective, on a state by state basis, as individual states enact the XXX/AXXX Model Regulation, which is likely to become an accreditation standard effective January 1, 2020. Additionally, in May 2015, the NAIC adopted proposed revisions to the preamble to the NAIC accreditation standards, which would require states to apply NAIC accreditation standards to captive reinsurers. The revisions would add captive insurance companies that assume XXX or AXXX business, variable annuities, and long-term care insurance. A state will be deemed in compliance as it relates to XXX or AXXX captives if the applicable reinsurance transaction complies with AG 48 or the XXX/AXXX Model Regulation, as applicable.
In 2015, the NAIC established a variable annuity issues working group to study and address regulatory issues resulting in variable annuity captive reinsurance transactions. The working group developed a draft report that suggests numerous changes to current NAIC rules and regulations that would be designed to decrease incentives for insurers to establish variable annuity captives. This report proposed adoption of changes to current rules and regulations. The draft report was updated in 2017, and NAIC has exposed the proposed changes for comment until March 2, 2018. However, it is unclear whether such changes will be adopted or when they might take effect. If adopted, the changes could have a material adverse effect on our business, results of operations and financial condition.
In addition, every state has unclaimed property laws which generally treat annuity contracts and life insurance policies as abandoned property if they have remained inactive for a period of three to five years from the date that death benefit proceeds associated with such contracts or policies became due and payable. Life insurance companies are generally required to report and remit such abandoned property to the appropriate state administrators of abandoned property. A number of states have audited life insurance companies for compliance with unclaimed property laws. These audits have focused on maturities of policies or contracts, i.e., policies that have exceeded limiting age with respect to death benefits that companies should treat as unclaimed property and report to the state. A number of life insurers, including Allianz Life, have entered into resolution agreements with states in which the insurers agree to procedures requiring, among other things: (i) comparison of contract owners and policyholders against a death database such as the Social Security Death Master File; (ii) investigation of any potential database matches to confirm a death; (iii) determination whether benefits are due and an attempt to locate the beneficiaries of any benefits that are due; and (iv) reporting abandoned contract or policy proceeds to the state as unclaimed property if no beneficiary can be located. Further, the Uniform Law Commission released its Revised Uniform Unclaimed Property Act in 2016 ("2016 Uniform Act"). Several states adopted the 2016 Uniform Act in 2017, and states in which we conduct business may also consider adopting similar legislation
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

this year. Additionally, a NAIC working group is developing a model unclaimed property law. If states make changes to their unclaimed property laws based on the 2016 Uniform Act or other factors, we cannot predict what impact such changes could have on our business, consolidated results of operations and financial condition.
Our business is subject to significant litigation risks in the various states in which we operate; an adverse outcome in any significant pending or future litigation or regulatory investigation may have an adverse effect on our business, financial condition, results of operations, reputation or image in the marketplace.
We have been involved in various regulatory investigations and examinations and may be involved in more in the future. We may also be named as defendants in individual lawsuits in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investment adviser, investor and taxpayer. We cannot predict what impact certain lawsuits or regulatory investigations could have on our business, results of operations and financial condition.
Certain of these lawsuits and investigations seek significant or unspecified amounts of damages, including punitive damages, and certain of the regulatory authorities involved in these proceedings have substantial powers over the conduct and operations of our business. Due to the nature of certain of these lawsuits and investigations, we cannot make an estimate of loss or predict with any certainty the potential impact of these suits or investigations on our business, financial condition or results of operations.
Our products are subject to extensive regulation and failure to meet any of the complex product requirements may reduce profitability.
Our products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including, among others, state insurance regulators (including NYDFS), state securities administrators, state banking authorities, the SEC, FINRA, the Department of Labor ("DOL") and the IRS.
For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, litigation, harm to our reputation or interruption of our operations. If this were to occur, it could adversely impact our profitability, business, results of operations and financial condition.
Laws and regulations aimed at bank and financial institutions, including the Dodd-Frank Act, could have an adverse impact on our business, financial condition and results of operations.
Among other things, the Dodd-Frank Act imposes a comprehensive new regulatory regime on the over-the-counter ("OTC") derivatives marketplace and grants new joint regulatory authority to the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") over OTC derivatives. While the SEC and CFTC continue to promulgate rules required by the Dodd-Frank Act, most rules have been finalized and, as a result, certain of the Company's derivatives operations are subject to, among other things, new recordkeeping, reporting and documentation requirements and new clearing requirements for certain swap transactions (currently, certain interest rate swaps and index-based credit default swaps; cleared swaps require the posting of margin to a clearinghouse via a futures commission merchant and, in some case, to the futures commission merchant as well).
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

In the latter part of 2015, U.S. federal banking regulators and the CFTC adopted regulations that will require swap dealers, security-based swap dealers, major swap participants and major security-based swap participants ("Swap Entities") to post margin to, and collect margin from, their OTC swap counterparties (the "Margin Rules"). Under the Margin Rules, the Company would be considered a "financial end-user" that, when facing a Swap Entity, is required to post and collect variation margin for its non-cleared swaps. In addition, depending on its derivatives exposure, the Company may be required to post and collect initial margin as well. The initial margin requirements of the Margin Rules will be phased-in over a period of five years based on the average aggregate notional amount of the Swap Entity's (combined with all of its affiliates) and its counterparty's (combined with all of its affiliates) swap positions. It is anticipated that the Company will not be subject to the initial margin requirements until September 1, 2020. The variation margin requirement took effect on September 1, 2016, for swaps where both the Swap Entity (and its affiliates) and its counterparty (and its affiliates) have an average daily aggregate notional amount of swaps for March, April and May of 2016 that exceeds $3 trillion. Otherwise, the variation margin requirement, to which we are subject, took effect on March 1, 2017.
Other regulatory requirements may indirectly impact us. For example, non-U.S. counterparties of the Company may also be subject to non-U.S. regulation of their derivatives transactions with the Company. In addition, counterparties regulated by the Prudential Regulators are subject to liquidity, leverage and capital requirements that impact their derivatives transactions with the Company. Collectively, these new requirements have increased the direct and indirect costs of our derivatives activities and may further increase them in the future.
Currently, the U.S. federal government does not directly regulate the business of insurance. While the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") does not remove primary responsibility for the supervision and regulation of insurance from the states, Title V of the Dodd-Frank Act establishes a Federal Insurance Office ("FIO") within the U.S. Treasury Department. The FIO has authority that extends to a wide variety of lines of insurance, including life insurance and annuities. Under the Dodd-Frank Act, the FIO is charged with monitoring all aspects of the insurance industry (including identifying gaps in regulation that could contribute to a systemic crisis), recommending to the Financial Stability Oversight Council the designation of any insurer and its affiliates as a non-bank systemically important financial institution subject to oversight by the Board of Governors of the Federal Reserve System (including the administration of stress testing on capital), assisting the Treasury Secretary in negotiating "covered agreements" with non-U.S. governments or regulatory authorities, and, with respect to state insurance laws and regulation, determining whether such state insurance measures are pre-empted by such covered agreements.
On December 12, 2013, the FIO released a study required by Title V of the Dodd-Frank Act entitled "How to Modernize and Improve the System of Insurance Regulation in the United States" (the "Report"). While the Report reflects extensive study and analysis of the broader issue of the appropriate regulatory framework for insurance, it also reviews some narrower regulatory issues that are current topics of discussion. The Report does not recommend direct federal regulation of insurance, but does recommend significantly greater federal involvement in a number of areas. Some of the recommendations outlined in the Report have been implemented. For example, the National Association of Registered Agents and Brokers Reform Act was signed into law in 2015. The FIO has also engaged with the supervisory colleges to monitor financial stability and identify regulatory gaps for large national and internationally active insurers. We cannot predict what impact these or any other recommendations that stem from the Report could have on our business, consolidated results of operations and financial condition.
In addition, the Dodd-Frank Act otherwise made a number of changes to the regulation of financial services entities, products and markets. For example, under the so-called Volcker Rule established by the Dodd-Frank Act, the Board of Governors of the Federal Reserve System could impose additional capital requirements and quantitative limits on certain trading and investment activities of a non-bank systemically important financial institution.
Non-bank financial companies such as Allianz Life and Allianz Life of New York that are not affiliates with an insured depository institution or otherwise brought within the definition of "banking entity" generally will not be subject to the Volcker Rule's prohibitions. However, the prohibitions of the Volcker Rule could impact financial markets generally, for example, through reduced liquidity in certain markets or the exiting of positions by banking entities as the end of the conformance period approaches.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Non-bank systemically important financial institutions and certain other large financial companies can be assessed under Dodd-Frank for any uncovered costs arising in connection with the resolution of a systemically important financial institution and to cover the expenses of the Office of Financial Research, an agency established by Dodd-Frank to improve the quality of financial data available to policymakers and facilitate more robust and sophisticated analysis of the financial system. To date, Allianz Life has not been designated a non-bank systemically important financial institution. However, as discussed under "Global Initiatives", Allianz SE, the ultimate parent company of Allianz Life, has been designated as a global systematically important insurer.
Additionally, Dodd-Frank created the Consumer Financial Protection Bureau ("CFPB"), an independent division of the Department of Treasury with jurisdiction over credit, savings, payment and other consumer financial products and services other than what is already regulated by the SEC or the U.S. Commodity Futures Trading Commission. The CFPB has issued a rule to bring under its supervisory authority certain non-banks whose activities or products it determines pose risks to consumers. Additionally, the CFPB previously indicated it is exploring the possibility of helping Americans manage their retirement savings and is considering the extent of its authority in that area. We are unable to predict the impact of these or similar activities of the CFPB.
Regulation of Broker-Dealers and Sales of Insurance Products
The sales of our insurance products could also be adversely affected to the extent that some or all of the third-party firms that distribute our products face heightened regulatory scrutiny, increased regulation and potentially heightened litigation risks that cause them to de-emphasize sales of the types of products issued by our insurance companies.
For example, the Dodd-Frank Act provides that the SEC may promulgate rules to provide that the standard of conduct for all broker-dealers, when providing personalized investment advice about securities to retail customers (and any other customers as the SEC may by rule provide) will be the same as the standard of conduct applicable to an investment adviser under the Investment Advisers Act of 1940. Although the full impact of such a provision can only be measured when the implementing regulations are adopted, the intent of this provision is to authorize the SEC to impose a heightened standard of care owed by broker-dealers to their customers, similar to the duties applicable to investment advisers under existing law. SEC Chairman Jay Clayton has publicly stated that SEC staff is working on a rule proposal addressing the standard of care owed by a broker-dealer to its customers. We cannot predict whether any such proposal will be adopted and, if so, what impact it could have on our business, consolidated results of operations and financial condition.
On April 6, 2016, the DOL issued a final rule that significantly expands the definition of "investment advice" and increases the circumstances under which insurance companies, broker-dealers, insurance agencies and other financial institutions that sell our products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 ("ERISA") or individual retirement accounts ("IRAs"). The DOL also introduced amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that would increase fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and that would apply more onerous disclosure and contract requirements to such transactions. While certain parts of the new rule (often referred to as the "impartial conduct standards") and the new prohibited transaction exemptions became effective on June 9, 2017, the potential effective date for compliance with the full conditions of the final rule and the prohibited transaction exemptions have been delayed until July 1, 2019. It is not yet certain whether or how implementation of the currently effective portions of the rule will change our business, results of operations or financial condition.
In addition, other executive, legislative or judicial action could result in the final rule issued by the DOL being further delayed, revised, or repealed. In particular, we are not yet certain how, if at all, these rules might be amended during this extension of the applicability date given the change in presidential administrations following the publication of the final rule. However, if the final rule does become applicable, it may be necessary for us to change sales representative and/or broker compensation, limit the assistance or advice provided to owners of our annuities, or otherwise change the manner of design and sales support of the annuities at that time. These changes could have an adverse impact on the level and type of services provided and compliance with the rule could also increase our overall operational costs for providing some of the services currently provided. Further, these changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of DOL enforcement actions, and an increased risk of litigation, including class-actions.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

There is also a possibility that the various states may develop rules raising the standard of care owed by insurance agents to their customers that may be in harmony or conflict with the DOL rules. For example, the NAIC annuity suitability working group exposed a proposal to add a "best interest" standard to the NAIC's Suitability in Annuity Transactions Model Regulation. In addition, the NYDFS, the regulatory authority for the insurance industry in New York, published a proposal to add a "best interest" standard to Insurance Regulation 187, a regulation that imposes suitability requirements on annuity recommendations by producers and insurers in New York. While these proposals differ to some degree, they generally would require, among other things, that annuity purchase or exchange recommendations be both suitable and in the best interest of the customer. As a result, if these or similar changes were adopted by our state insurance regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. Whether these or similar proposals will be adopted in their proposed form or at all is uncertain.
Global Initiatives
In addition, regulators and lawmakers in non-U.S. jurisdictions are engaged in addressing the causes of the financial crisis and means of avoiding such crises in the future. On July 18, 2013, the Financial Stability Board ("FSB") published its initial list of nine global systematically important insurers ("G-SIIs"), which includes Allianz SE, our ultimate parent company, based on the assessment methodology of the International Association of Insurance Supervisors (IAIS). In addition to imposition of basic capital requirements (BCR), the IAIS framework of policy measures calls for additional capital requirements (called higher loss absorbency, or HLA) for G-SIIs which engage in activities deemed to be systemically risky. Beginning in 2015, G-SIIs starting reporting BCR on a confidential basis to group-wide supervisors, subject to access by the IAIS. Beginning in 2016, G-SIIs started reporting HLA on the same basis. BCR will continue to be revised by the IAIS, and a final capital framework for G-SIIs is anticipated by 2019. HLA requirements are to be applied in 2019 to companies designated as G-SIIs in 2017. In addition, the IAIS is developing a risk-based global insurance company standard, and released a revised public consultation document on the standard in 2016. The standard will apply to all internationally active insurance groups, including G-SIIs, with final implementation to begin in 2019 following a confidential reporting period that started in 2017. These IAIS policy measures would need to be implemented by legislation or regulation in each applicable jurisdiction, and the precise implications of being designated a G-SII are not yet clear. However, they could have far-reaching regulatory and competitive implications for Allianz SE and adversely impact its capital requirements, profitability, ability to provide capital/financial support for its affiliates, ability to grow through future acquisitions, ability to conduct its business and overall competitive position compared to insurance groups that are not designated G-SIIs. The IAIS has also released an updated report on systemic risks related to insurance product features. Developments related to IAIS activity could affect the way we conduct our business (including, for example, which products we offer) and manage our capital, and could require us to satisfy increased capital requirements, which could materially affect our business, results of operations and financial condition.
Changes in tax laws and regulations, including elimination of tax benefits for our products, may adversely affect sales of our insurance and investment advisory products, and also impact our deferred tax assets.
Changes to tax laws, including changes resulting from the tax reform legislation commonly referred to as the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, may affect the attractiveness of certain of our products, which currently have beneficial tax treatment. From time to time, governments have considered or implemented proposals for changes in tax law that could adversely affect our products. These proposals have included proposals to levy taxes on the undistributed increase in value of life insurance policies or annuities or similar proposals that affect the tax-favored status of life insurance products and annuities in certain jurisdictions as well as other changes that could adversely affect the attractiveness of our products. The enactment of these or other similar types of legislation in the various countries where we operate, including proposals in the U.S. to create or favor alternative tax-favored long-term savings vehicles, could result in a significant decrease in sales of our currently tax-favored products. There is uncertainty as to the impact of these proposals and the December 2017 tax reform legislation on us and the contracts we issue.
In addition, changes in tax laws or regulations (including changes resulting from the December 2017 tax reform legislation) or an operating performance below currently anticipated levels may lead to a significant impairment of deferred tax assets, in which case we could be obligated to write off certain tax assets. Tax assets may also need to be written down if certain assumptions of profitability prove to be incorrect, as losses incurred for longer than expected will make it more unlikely that we would be able to use our tax assets. Any such development may have a material adverse impact on our business or results of operations. We cannot predict what impact any such development could have on our business, consolidated results of operations and financial condition.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Capital, Credit and Investment Risks
The amount of statutory capital that we have and the amount of statutory capital we must hold to meet our statutory capital requirements and our financial strength and credit ratings can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by the NYDFS and the NAIC. The NYDFS has established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital ("RBC") ratios for life insurance companies. This RBC formula establishes capital requirements relating to insurance, business, asset and market risks including equity and interest rate risks associated with variable annuities, fixed annuities, life insurance and other insurance businesses. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to the amount of statutory income or losses we generate (which itself is sensitive to equity market and credit market conditions), changes in reserves, the amount of additional capital we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. If the NYDFS were to take more stringent positions than other state insurance regulators on matters affecting, among other things, statutory capital and/or reserves, the effect of these more stringent positions may be that our financial condition appears to be worse than competitors who are not subject to the same stringent standards, which could have a material adverse impact on our competitiveness, results of operations and/or financial condition. Moreover, rating agencies may implement changes to their internal models that have the effect of increasing or decreasing the amount of capital we must hold in order to maintain our current ratings. To the extent that our statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, our financial strength and credit ratings might be downgraded by one or more rating agencies. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business and results of operations or financial condition.
Changes in statutory reserve or other requirements and/or the impact of adverse market conditions could result in changes to our product offerings that could negatively impact our business.
Changes in statutory reserve or other requirements, increased costs of hedging, other risk mitigation techniques and financing, and other adverse market conditions could result in certain products becoming less profitable or unprofitable. These circumstances could cause modifications and/or the cessation of sales of certain products in the future. Modifications to products that we have made (or make in the future) may result in certain of our products being less attractive and/or competitive. This may adversely impact sales, which could negatively impact our ability to retain our sales personnel and maintain our distribution relationships. This, in turn, may negatively impact our business and our results of operations and financial condition.
Our reserves could be inadequate due to differences between our actual experience and management's estimates and assumptions.
We establish and carry reserves to pay future policyholder benefits and claims. Our reserve requirements for our business are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and policyholder elections (i.e., the exercise or non-exercise of rights by policyholders under the contracts). Examples of policyholder elections include, but are not limited to, lapses and surrenders, withdrawals and amounts of withdrawals, and contributions and the allocation thereof. The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment, and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that have resulted in policyholders living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. Our claim costs could increase significantly and our reserves could be inadequate if actual results differ significantly from our estimates and assumptions. If so, we will be required to increase reserves or accelerate amortization of deferred acquisition costs ("DAC"), which could adversely impact our earnings and/or capital.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Our investments are subject to several market risks, including interest rate risk, market price fluctuation risk and counterparty credit risk. These factors may have a material effect on the fair values of our investments.
The fair values of our investments are subject to market risks, including credit risk, interest rate risk and equity price risk.
Credit Risk. Counterparty credit risk is defined as the risk that a third party in a transaction will default on its commitments. Investment portfolios held by our insurance operations (excluding assets backing unit-linked products where the financial risk is borne by policyholders) could give rise to counterparty credit risk through the bonds and derivative products held within them. Credit risk diversification and analysis policies, particularly using credit ratings, are implemented by our investment group and monitored by our risk management group, but these policies may be inadequate or ineffective in protecting us against credit risk.
Interest Rate Risk. The fair values of our fixed maturity investments will fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases in fair values of those instruments.
Equity Price Risk. The carrying values of investments subject to equity price risk are, in almost all instances, based on quoted market prices as of the balance sheet dates. Market prices are subject to fluctuation and, consequently, the amount realized in the subsequent sale of an investment may differ significantly from the reported market value. Fluctuation in the market price of a security may result from, among other things, perceived changes in the underlying economic characteristics of the investee, the relative price of comparable investments and general market conditions.
Losses due to defaults by financial institution counterparties and other third parties and affiliates, impairment of our investment assets and unrealized losses all could negatively affect the value of our investments and reduce our profitability.
Third parties and affiliates that owe us money, securities or other assets may not perform under their obligations. These parties include issuers whose securities we may hold in our investment portfolios (including mortgage-backed, asset-backed and other types of securities), borrowers under mortgages and other loans that we may hold or extend, customers, trading counterparties, counterparties under swap and other derivative contracts, other counterparties (including brokers and dealers, commercial and investment banks), other investment funds, clearing agents, exchanges, clearing houses and other financial institutions. Many of our transactions with these third parties and affiliates expose us to credit risk in the event of default of our counterparty. In addition, with respect to secured transactions, our credit risk may be exacerbated when the collateral held by us cannot be realized upon or is liquidated at prices not sufficient to cover the full amount of the loan, derivative or other secured obligation. Also, defaults by parties with which we have no direct contractual relation, such as a default by a credit insurer that has insured bonds, structured finance products or other securities we may hold in our investment portfolios, may adversely impact the value of those securities and potentially adversely affect the financial markets more generally. These parties may default on their obligations due to bankruptcy, lack of liquidity, downturns in the economy or real estate market, operational failure or other reasons. Negative trends and investment climates in our major markets may result in an increase in investment impairments on our investment assets. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect our business and results of operations. The default of a major market participant could disrupt the securities markets or clearance and settlement systems in our major markets, which could in turn cause market declines or volatility. A failure of a major market participant could also cause some clearance and settlement systems to assess members of that system or could lead to a chain of defaults that could adversely affect us.
Some of our investments are relatively illiquid. If we are forced to liquidate these investments, we may be unable to sell them at prices that reflect fair value.
We hold certain investments that may lack liquidity, such as privately placed fixed maturity securities, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to adjust our cash and short-term investment positions to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and be forced to sell them for less than we otherwise would have been able to realize.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Our performance is currently based solely on the success or failure of variable annuity and variable and index-linked annuity products which are the only products we sell in New York. If we are unsuccessful in selling these products, or these products do not perform as anticipated, our financial condition and results of operations will be adversely affected.
Because we currently only offer a single type of product in New York, our type of business is not diversified, and we rely exclusively on sales of this product in order to be successful.
In addition, we compete with other insurance companies that offer a wider range of products in New York which may make it more difficult for us to succeed. If we are unsuccessful in selling our variable annuity and variable and index-linked annuity products in New York, our financial condition and results of operations will be materially and adversely affected.
Interest rate and credit spread volatility may adversely affect our profitability.
Our exposure to interest rate risk relates primarily to the market price and cash flow variability associated with changes in interest rates.
During periods of declining interest rates, life insurance and annuity products may be relatively more attractive to consumers, resulting in increased premium payments on products with flexible premium features, and a higher percentage of insurance policies remaining in force from year-to-year, creating asset-liability duration mismatches. During a low interest rate period, our investment earnings may be lower because the interest earnings on our fixed income investments will likely have declined in parallel with market interest rates, which would also cause unrealized gains on our assets recorded at fair value under GAAP. In addition, mortgages and fixed maturity securities in our investment portfolios will be more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Consequently, we may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, during periods of declining interest rates, our profitability may suffer as the result of a decrease in the spread between interest rates credited to policyholders and returns on our investment portfolios.
Conversely, in periods of increasing interest rates, surrenders of life insurance policies and fixed annuity contracts may increase as policyholders choose to forgo insurance protection and seek higher investment returns. Obtaining cash to satisfy these obligations may require us to liquidate fixed maturity investments at a time when market prices for those assets are depressed because of increases in interest rates. This may result in realized investment losses. Regardless of whether we realize an investment loss, these cash payments would result in a decrease in total invested assets, and may decrease our net income. Premature withdrawals may also cause us to accelerate amortization of DAC, which would also reduce our net income.
Our mitigation efforts with respect to interest rate risk are primarily focused towards maintaining an investment portfolio with diversified maturities that has a weighted average duration that is approximately equal to the duration of our estimated liability cash flow profile. However, our estimate of the liability cash flow profile may be inaccurate and we may be forced to liquidate investments prior to maturity at a loss in order to cover the liability. Although we take measures to manage the economic risks of investing in a changing interest rate environment, we may not be able to fully mitigate the interest rate risk of our assets relative to our liabilities.
Our exposure to credit spreads primarily relates to market variability associated with changes in credit spreads. A widening of credit spreads will increase the net unrealized loss position of the investment portfolio. Credit spread tightening will reduce net investment income associated with new purchases of fixed maturity securities. Ongoing volatility in interest rates and credit spreads, individually or in tandem with other factors such as lack of pricing transparency, market illiquidity and declines in equity prices could have a material adverse effect on our results of operations, financial condition or cash flows through realized losses, impairments, and changes in unrealized loss positions.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Recent periods have been characterized by low interest rates, and the Federal Reserve Board has committed to keeping interest rates low until there is substantial improvement in the labor market. Although the Federal Reserve continues to increase short-term interest rates, medium and long-term interest rates have remained at low levels. A prolonged period during which interest rates remain at levels lower than those anticipated may result in (1) greater costs associated with certain of our product features that guarantee death benefits or income streams for stated periods or for life, (2) higher costs for derivative instruments used to hedge certain of our product risks or (3) shortfalls in investment income on assets supporting policy obligations as our portfolio earnings decline over time, each of which may require us to record charges to increase reserves. In addition to compressing spreads and reducing net investment income, such an environment may cause policies to remain in force for longer periods than we anticipated in our pricing, potentially resulting in greater claims costs than we expected and resulting in lower overall returns on business in force.
Reinsurance may not be available, affordable or adequate to protect us against losses.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. In certain circumstances, the price of reinsurance for business already reinsured may also increase. Any decrease in the amount of reinsurance will increase our risk of loss and any increase in the cost of reinsurance will reduce our earnings. Accordingly, we may be forced to incur additional expenses for reinsurance, may not be able to obtain sufficient reinsurance on acceptable terms or may not be able to obtain reinsurance coverage, which could adversely affect our ability to write future business, offer new products or enter new markets, or result in the assumption of more risk with respect to those policies we issue.
Our business is subject to fluctuations in financial markets and our hedging programs may be inadequate to protect us.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets, including certain types of interest sensitive or variable products such as guaranteed annuities or variable annuities, which have crediting or other guaranteed rates or guaranteed minimum benefits not necessarily related to prevailing market interest rates or investment returns on underlying assets. Although we use hedging techniques to manage our exposure under certain of these guarantees, increased volatility in the financial markets, combined with unanticipated policyholder behavior, may increase the cost of these hedges and/or negatively affect our ability to hedge certain of these risks, which may adversely affect our profitability. Our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our business, results of operations and financial condition.
Poor investment performance in our variable products could adversely affect our financial condition and results of operations.
Poor investment performance could result in a reduction in fee income received from our variable annuity products since these products generate fees primarily related to the value of our assets under management. Poor performance also could impair our prospects for growth, because our ability to attract funds from existing and new clients might diminish and existing clients might withdraw assets from our variable products in favor of better performing products of other companies, which would result in lower revenues.
The determination of the amount of allowances and impairments taken on our investments requires use of significant management judgment in certain cases, particularly for debt instruments, and could materially impact our results of operations or financial position.
The determination of the amount of allowances and impairments vary by investment type and is based upon our periodic evaluation and assessment of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. In considering impairments, management considers a wide range of factors and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and the prospects for near-term recovery. For certain asset classes, particularly debt instruments, management's evaluation involves a variety of assumptions and estimates about the operations of the issuer and its future earnings potential. Management updates its evaluations regularly and reflects changes in allowances and impairments as such evaluations are revised. There can be no assurance, however, that management has accurately assessed the level of impairments taken and allowances reflected in our financial statements, and any additional impairments and/or allowances may have a material adverse effect on our business, results of operations and financial condition.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

A downgrade or potential downgrade in our financial strength ratings could result in a loss of business.
Claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet contract holder and policyholder obligations, are important to maintaining public confidence in our Company and our products, and the ability to market our products and our competitive position. A downgrade in our financial strength ratings, or the announced potential for a downgrade, could have an adverse effect on our financial condition, results of operations and cash flows in several ways, including:
•	reducing new sales of insurance products, annuities and other investment products;
•	increasing our cost of capital or limiting our access to sources of capital;
•	adversely affecting our relationships with our field marketing organizations, agents and other sales specialists;
•	materially increasing the number or amount of policy surrenders and withdrawals by contract holders and policyholders;
•	requiring us to reduce prices or increase crediting rates for many of our products and services to remain competitive; and
•	adversely affecting our ability to obtain reinsurance or obtain reasonable pricing on reinsurance.
The impairment or negative performance of other financial institutions could adversely affect our business.
We have exposure to many different industries and counterparties, and routinely execute transactions with counterparties in the financial services industry, including broker-dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. The operations of U.S. and global financial services institutions are interconnected, and a decline in the financial condition of one or more financial services institutions, or the perceived lack of creditworthiness of such financial institutions, may expose us to credit losses or defaults, limit access to liquidity or otherwise disrupt the operations of our business. While we regularly assess our exposure to different industries and counterparties, the performance and financial strength of specific institutions are subject to rapid change, the timing and extent of which cannot be known.
Many transactions with and investments in the products and securities of other financial institutions expose us to credit risk in the event of default of our counterparty. With respect to secured transactions, our credit risk may be exacerbated when the collateral we hold cannot be realized upon or is liquidated at prices insufficient to recover the full amount of the loan or derivative exposure. We also have exposure to financial institutions in the form of unsecured debt instruments, derivative transactions, repurchase and underwriting arrangements and equity investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely impact our business, results of operations and financial condition.
Downgrades in the credit or financial strength ratings assigned to the counterparties with whom we transact business or other adverse reputational impacts to such counterparties could create the perception that our financial condition will be adversely impacted as a result of potential future defaults by such counterparties. Additionally, we could be adversely affected by a general, negative perception of financial institutions caused by the downgrade or other adverse impact to the reputation of other financial institutions.
Business and Operational Risks
Difficult conditions in the global capital markets and the economy could materially adversely affect our business, results of operations and financial condition.
Our business, results of operations and financial condition are materially affected by conditions in the global capital markets and the economy generally.
Factors such as consumer spending, business investment, government spending, the volatility and strength of the equity markets, interest rates, deflation and inflation all affect the business and economic environment and, ultimately, the profitability of our business. In an economic downturn characterized by higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending, the demand for our financial and insurance products could be adversely affected. In addition, the levels of surrenders and withdrawals of our annuity contracts we face may be adversely impacted. Our policyholders may choose to defer paying insurance premiums or stop paying insurance premiums altogether. Adverse changes in the economy could affect earnings negatively and could have a material adverse effect on our business, results of operations and financial condition.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

We use numerous assumptions to determine the appropriate level of insurance reserves and DAC and to calculate certain widely used industry measures of value, which involve a significant degree of management judgment and predictions about the future that are inherently uncertain; if these assumptions are not correct, it may have an adverse impact on our results of operations and/or performance indicators.
The establishment of insurance reserves, including the impact of minimum guarantees which are contained within certain of our variable annuity products, the adequacy test performed on the reserves for life and annuity policies and the establishment of DAC, are inherently uncertain processes involving assumptions about factors such as policyholder behavior (e.g., lapses, persistency and mortality), court decisions, changes in laws and regulations, social, economic and demographic trends, inflation, investment returns and other factors, and, in the life insurance and annuity business, assumptions concerning mortality and morbidity trends. The use of different assumptions about these factors could have a material effect on our reserves and underwriting expenses as well as on our DAC. In addition, insurance reserves for minimum guarantees contained within certain of our variable annuity products may be significantly impacted by the state of the financial markets and significant declines could have a material adverse effect on our business, results of operations and financial condition.
We face competition from other insurance companies, banks and other financial institutions, which may adversely impact our market share and profitability.
There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services we provide, including insurance, annuity and other investment products and services. Competition is intense among a broad range of financial institutions and other financial service providers for retirement and other savings dollars. This competition makes it especially difficult to provide unique insurance products since, once such products are made available to the public, they often are reproduced and offered by our competitors. In addition, this competition may adversely impact our market share and profitability.
Our ability to compete is dependent on numerous factors, including, among others, the successful implementation of our strategy; our financial strength as evidenced, in part, by our financial and claims-paying ratings; our access to diversified sources of distribution; our size and scale; our product quality, range, features/functionality and price; our ability to bring customized products to the market quickly; our ability to explain complicated products and features to our distribution channels and customers; the visibility, recognition and understanding of our brands in the marketplace; our reputation and quality of service; and (with respect to variable insurance and annuity products, mutual funds and other investment products) our investment options, flexibility and investment management performance.
Consolidation of distributors of insurance products may adversely affect the insurance industry and the profitability of our business.
The insurance industry distributes many of its products through other financial institutions such as banks, broker-dealers and field marketing organizations. Over the last several years, there has been substantial consolidation of these financial institutions, particularly between and among banks and other financial services companies. An increase in consolidation activity with banks and other financial services companies affecting insurance distributors may create firms with even stronger competitive positions and negatively impact the industry's sales. Such consolidation could increase competition for access to distributors, result in greater distribution expenses and impair our ability to market insurance products to our current customer base or expand our customer base. Consolidation of distributors and/or other industry changes may also increase the likelihood that distributors will try to renegotiate the terms of any existing selling agreements to terms less favorable to us.
Inadequate or failed processes or systems, human factors or external events may adversely affect our profitability, reputation or operational effectiveness.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, and external fraud. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may incur losses from time to time due to these types or risks.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

The failure to maintain and modernize our information systems could adversely affect our business.
Our business depends significantly on effective information systems, and we have different information systems for our various lines of business. We must commit significant resources to maintain and enhance our existing information systems, and develop new ones in order to keep pace with the evolving information technology, industry and regulatory standards and customer preferences. If we do not maintain adequate information systems, we may not be able to gather and rely on adequate information to base our pricing, underwriting and reserving decisions. We may also have difficulties in attracting new customers and preserving our existing customer base. In addition, underperforming information systems could cause us to become subject to a higher number of customer, provider and agent disputes, may increase our litigation and regulatory exposure and may make us incur higher administrative expenses, including remediation costs.
We may not be able to protect our intellectual property and may be subject to infringement claims by a third party.
We rely on a combination of contractual rights, copyright, trademark, and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property. The loss of intellectual property protection or the inability to secure or enforce the protection of our intellectual property assets could have a material adverse effect on our business and our ability to compete.
Third parties may have, or may eventually be issued, patents or other protections that could be infringed by our products, methods, processes or services or could limit our ability to offer certain product features. In recent years, there has been increasing intellectual property litigation in the financial services industry challenging, among other things, product designs and business processes. If a third party were to successfully assert an intellectual property infringement claim against us, or if we were otherwise precluded from offering certain features or designs, or utilizing certain processes, it could have a material adverse effect on our business, results of operations and financial condition.
Changes in and the adoption of accounting standards could have a material impact on our financial statements.
We prepare our financial statements in accordance with U.S. GAAP. From time to time, the Financial Accounting Standards Board ("FASB"), the SEC, and other regulators change the financial accounting and reporting standards governing the preparation of our financial statements. In some cases, we could be required to apply a new or revised standard retrospectively, resulting in the restating of prior period financial statements. The FASB and International Accounting Standards Board ("IASB") have ongoing projects to revise accounting standards for insurance contracts. The FASB has focused on disclosures for short-duration insurance contracts and on targeted improvements to accounting measurements and disclosures for long-duration insurance contracts. The IASB continues to contemplate significant changes to accounting measurements for both short and long duration insurance contracts. While the final resolution of changes to U.S. GAAP and International Financial Reporting Standards pursuant to these projects remains unclear, changes to the manner in which we account for insurance products could have a significant impact on our future financial reports, business, results of operations and financial condition. Further, the adoption of a new insurance contracts standard as well as other future accounting standards could have a material effect on our business, results of operations and financial condition.
Our risk management policies and procedures may not be fully effective in identifying or mitigating our risk exposure in all market environments or against all types of risk, including employee misconduct.
We have devoted significant resources to develop our risk management policies and procedures and will continue to do so. Nonetheless, our policies and procedures to identify, monitor and manage risks may not be fully effective in mitigating our risk exposure in all market environments or against all types of risk. Many of our methods of managing risk and exposures are based upon our use of observed historical market behavior or statistics based on historical models. During periods of market volatility or due to unforeseen events, the historically derived correlations upon which these methods are based may not be valid. As a result, these methods may not predict future exposures accurately, which could be significantly greater than what our models indicate. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Other risk management methods depend upon the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that are publicly available or otherwise accessible to us, which may not always be accurate, complete, up-to-date or properly evaluated. Moreover, we are subject to the risks of errors and misconduct by our employees, such as fraud, non-compliance with policies, recommending transactions that are not suitable, and improperly using or disclosing confidential information. These risks are difficult to detect in advance and deter, and could harm our business, results of operations and financial condition.
We are also subject to the risk of nonperformance or inadequate performance of contractual obligations by third-party vendors of products and services that are used in our business as well as misconduct by our employees. Past or future misconduct by our employees or employees of our vendors could result in violations of law by us, regulatory sanctions and/or serious reputational or financial harm and the precautions we take to prevent and detect this activity may not be effective in all cases. Policies and procedures designed to mitigate operational, legal and regulatory risks may not be fully effective in mitigating our risk exposure in all market environments or against all types of risk. Insurance and other traditional risk-shifting tools may be held by or available to us in order to manage certain exposures, but they are subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. We also review our compensation policies and practices as part of our overall risk management program, but it is possible that our compensation policies and practices could inadvertently incentivize excessive or inappropriate risk taking. If our associates take excessive or inappropriate risks, those risks could harm our reputation and have a material adverse effect on our business, results of operations and financial condition.
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business is reliant upon technology systems and networks, including systems and networks managed by third parties to process, transmit and store information and to conduct business activities and transactions with clients, distributors, vendors and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients' personal information. To date, we have not experienced any material breaches of or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business, results of operations and financial condition.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. In particular, NYDFS implemented heightened cybersecurity regulations in March, 2017. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain. Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients' personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business, financial condition, or results of operations. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

The failure to protect our clients' confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations. For example, certain of the activities conducted by our businesses are subject to the privacy regulations of the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
•	training and educating our employees regarding our obligations relating to confidential information;
•	monitoring changes in state or federal privacy and compliance requirements;
•	drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
•	maintaining secure storage facilities for tangible records;
•	limiting access to electronic information; and
•	in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company's image and, therefore, result in lower sales or lapses of existing business.
We face intense competition in attracting and retaining key talent.
Our continued success depends to a substantial degree on our ability to attract and retain qualified people. The market for qualified talent is extremely competitive, and we may not be able to attract and retain the employees we need to sustain and grow our business and operations. If we are unable to attract and retain qualified individuals or our recruiting and retention costs increase significantly, our financial condition and results of operations could be materially adversely impacted.
Third-party defaults, bankruptcy filings, legal actions and other events may limit the value of or restrict our access to cash and investments.
Capital and credit market volatility can exacerbate, and has exacerbated, the risk of third-party defaults, bankruptcy filings, foreclosures, legal actions and other events that may limit the value of or restrict our access to cash and investments.
We may have contingent liabilities from discontinued, divested and run-off businesses and may incur other off-balance sheet liabilities that could result in charges to the income statement.
We may, from time to time, retain insurance obligations and other contingent liabilities in connection with our liquidation or run-off of various businesses. Our reserves for these types of obligations and liabilities may be inadequate, which could cause us to take additional charges that could be material to our results of operations. We may also, from time to time and in the course of our business, provide guarantees and enter into derivative and other types of off-balance sheet transactions that could result in income statement charges.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Protection from system interruptions and operating errors is important to our business. If we were to experience a sustained interruption to our telecommunications or data processing systems or other failure in operational execution, these events could harm our business.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
We rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
Failures elsewhere in the insurance industry could obligate us to pay assessments through guaranty associations.
When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The total amount of the assessment is typically based on the number of insured residents in each state, and each company's portion is based on its proportionate share of premium volume in the relevant lines of business. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency. In addition, certain states allow us to offset future assessments with premium tax offsets which are estimated and recorded as a corresponding asset. Existing liabilities may not be sufficient to fund the ultimate obligations of a historical insolvency, and we may be required to increase our liability, which could have an adverse effect on our results of operations. In addition, future premium tax offsets may not be realized and we may be required to decrease our assets, which could also have an adverse effect on our business, results of operations and financial condition.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our financial condition and results of operations.
The occurrence of natural or man-made disasters and catastrophes, including acts of terrorism, pandemics, industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our financial condition or results of operations particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

15.	FINANCIAL STATEMENTS

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2017 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented), are included in Part C of the Registration Statement filed with the SEC on Form N-4 in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, are included in Appendix F of this prospectus, in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
AUDITOR UPDATE
European regulations that go into effect in 2021 require Allianz SE, Allianz Life NY's indirect parent, to change auditors. Allianz Life of NY has conducted a 'request for proposal' process with three major accounting firms for the annual independent audit of Allianz Life of NY and its registered separate account.
On October 24, 2017, Allianz Life of NY's Board of Directors approved a decision to change independent auditors. On the same day, the Board appointed PricewaterhouseCoopers LLP ("PwC") as Allianz Life of NY's new independent registered public accounting firm to audit Allianz Life of NY's financial statements for the fiscal year 2018.
After the issuance of the audited report for the period ended December 31, 2017, the Allianz Life of NY Board of Directors dismissed KPMG ("KPMG") as our independent registered public accounting firm. The reports of KPMG on Allianz Life of NY's financial statements for the two most recent fiscal years, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
For the two most recent fiscal years or any subsequent interim period, and through the date of KPMG's report on Allianz Life of NY's financial statements, there were: (i) no disagreements between Allianz Life of NY and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Allianz Life of NY provided KPMG with a copy of this disclosure before its filing with the SEC and requested that KPMG provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is filed as Exhibit 99 to Allianz Life of NY's registration statement numbers 333-217304, 333-213126, and 333-215104 on Form S-1.
For the two most recent fiscal years, and any subsequent interim period prior to engaging PwC's engagement, we did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Allianz Life of NY's financial statements, and PwC did not provide either a written report or oral advice to Allianz Life of NY that was an important factor considered by Allianz Life of NY in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

16.	PRIVACY NOTICE

Allianz Life Insurance Company of New York
 Home Office: New York, NY
Administrative Office
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
800.950.5872
 https://www.allianzlife.com/new-york
Your privacy is a high priority for Allianz Life Insurance Company of New York (Allianz Life® of NY). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com/new-york.
Information about you that Allianz Life of NY collects
We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.
●
From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, social security number, address, telephone number and e-mail address.

●	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.
●	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.
●	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.
●	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.
Information about you that Allianz Life of NY shares
We do not share information about current or former customers with anyone, except as allowed by law. "Allowed by law" means that we may share the information we collect about you as follows.
●	With people and entities when we have your consent to share your information.
●	With our affiliates and other third parties in order to process your application, or administer or service your policy.
●	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.
●	With our financial professionals so that they can service your policy. They may also inform you of other Allianz Life of NY products and services that may be of interest to you.
●	With health care providers in order to process your claim.
●
As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders and other legal requests.

●	With research groups to conduct studies on our business to improve the products and services we offer.
●	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.
●	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.
Allianz Life of NY does not sell your information to anyone
We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your "opt in election," "opt out election" or authorization.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

Allianz Life of NY policies and practices regarding security of your information
We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.
Your ability to access and correct your information
You have the right to access and obtain a copy of your information. You may write to us and ask for a record of any disclosure of your medical information made within the last three (3) years. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address above. Provide your full name, address and policy number(s). For your protection, please have your request notarized.
Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.
If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.
Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.
For more information or if you have questions
If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the address above, or contact us via the secured website.
M40018-NY (R-09/2017)

17.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life as Custodian…………………………	2	Annuity Purchases by Nonresident Aliens and
Legal Opinions………………………………..…..	2	Foreign Corporations…………………………………….	9
Distributor………………………………………….	2	Income Tax Withholding…………………….………………..	9
Administrative Service Fees…………………….	2	Multiple Contracts…………………………………………….	9
Federal Tax Status…………………………..….…	3	Partial 1035 Exchanges………………………………………	9
Annuity Contracts in General……………….…	3	Assignments, Pledges and Gratuitous Transfers………….	9
Taxation of Annuities in General………………	3	Death Benefits…………………………………………………	10
Qualified Contracts……………………..………	4	Spousal Continuation and the Federal Defense of
Purchasing a Qualified Contract………………	5	Marriage Act (DOMA)……………………………………	10
Distributions-Qualified Contracts………………	6	Federal Estate Taxes…………………………………………	10
Distributions-Non-Qualified Contracts……..…	7	Generation-Skipping Transfer Tax………………………….	10
Required Distributions………………………..…	8	Foreign Tax Credits…………………………………………..	10
Diversification…………………………………….	8	Possible Tax Law Changes………………………………….	10
Owner Control……………………………….….	8	Annuity Payments……………………………………………..	11
Contracts Owned by Non-Individuals…………	8	Annuity Payment Options……………………………………	11
		Appendix – Death of the Owner and/or Annuitant………	12

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

APPENDIX A – AVAILABLE INDICES

STANDARD & POOR'S 500 INDEX
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
S&P® is a registered trademark of Standard & Poor's Financial Services LLC ("S&P"). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of New York ("Allianz Life® of NY"). The S&P 500® Index ("the Index") is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz Life® of NY.
Allianz Life of NY products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz Life of NY products or any member of the public regarding the advisability of investments generally or in Allianz Life of NY products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices' only relationship to Allianz Life of NY with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz Life of NY or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz Life of NY or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz Life of NY, but which may be similar to and competitive with Allianz Life of NY products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE OF NY, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ LIFE OF NY OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix A

RUSSELL 2000® INDEX
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the "Index") is a trademark of Frank Russell Company ("Russell") and has been licensed for use by Allianz Life Insurance Company of New York ("Allianz Life® of NY"). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies ("LSEG") (together the "Licensor Parties") and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz Life of NY product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
NASDAQ-100® INDEX
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of New York ("Licensee") is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix A

EURO STOXX 50®
The EURO STOXX 50®, Europe's leading Blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of New York ("Allianz Life® of NY"), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz Life of NY products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz Life of NY products.
•	recommend that any person invest in Allianz Life of NY products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz Life of NY products.
•	have any responsibility or liability for the administration, management or marketing of Allianz Life of NY products.
•	consider the needs of Allianz Life of NY products or the owners of Allianz Life of NY products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz Life of NY products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz Life of NY products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•
The results to be obtained by Allianz Life of NY products, the owner of Allianz Life of NY products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;

•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz Life of NY products generally.
•
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;

•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz Life of NY products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing Agreement between Allianz Life of NY and STOXX is solely for their benefit and not for the benefit of the owners of Allianz Life of NY products or any other third parties.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix A

APPENDIX B – DAILY ADJUSTMENT

We designed the Daily Adjustment to provide an Index Option Value on days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment is meant to approximate the Index Option Value on the next Index Anniversary, as adjusted for gains during the Index Year subject to the Cap and losses greater than the Buffer. The application of the Daily Adjustment is based on your agreement to be exposed to Index Anniversary gains in Index Value subject to the Cap and losses in Index Value greater than the Buffer. The Daily Adjustment in essence is a proxy for the performance of the Index Performance Strategy and Index Protection NY Strategy accomplished by investing a portion of the Index Option Value in a set of options and the remaining balance in an interest bearing asset.
The Daily Adjustment has two components, the change in Proxy Value and accumulated proxy interest, both multiplied by the Index Option Base. The change in Proxy Value represents the current market value of the Proxy Investment ("current Proxy Value"), less the cost of the Proxy Investment at the beginning of the Index Year ("beginning Proxy Value"). The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment at the beginning of the Index Year. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Index Year to zero. The proxy interest may be significantly different from current interest rates available on interest bearing investments. The change in Proxy Value and the proxy interest estimates the present value of positive or negative Performance Credits on the next Index Anniversary. You should note that even if your selected Index(s) experience positive growth, their Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates.
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = (a) change in Proxy Value plus (b) proxy interest
(a) change in Proxy Value = (current Proxy Value – beginning Proxy Value) x Index Option Base
(b) proxy interest = proxy interest rate x (1 - time remaining) x Index Option Base proxy interest rate = beginning Proxy Value
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the first day of the current Index Year. The time remaining is equal to the number of days remaining in the Index Year divided by 365.
The Proxy Value tracks three hypothetical derivative investments (call and put options) that we designed to mimic the market value of your allocation to an Index Performance Strategy or an Index Protection NY Strategy Index Option. We calculate a Proxy Value for each of your selected Index Options.
The Proxy Value has three components:
•	an at-the-money call;
•	an out-of-the-money call; and
•	an out-of-the-money put.
An Index Option's Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
We designed the two call options to value the potential for Index gains up to the Cap. We designed the put option to value the potential for Index losses greater than the Buffer. It is important to note that the put option will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the last Index Anniversary. This is because the risk that the Index Value could be lower on the next Index Anniversary is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the last Index Anniversary.
On the Index Anniversary, the current Proxy Value for an Index Option is equal to its Performance Credit as discussed in section 7, Index Options – Determining the Index Option Values.
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, at Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of this Exhibit by calling (800) 624-0197, or visiting our website at www.allianzlife/newyork.com.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix B

APPENDIX C – WITHDRAWAL CHARGE CALCULATION EXAMPLE FOR CONTRACTS WITHOUT THE INDEX GUARD STRATEGY

Example: You make an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.
1)	Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge. We  deduct this $10,000 from  your Purchase Payments; $3,000 ($30,000 x 10%) from the first Purchase Payment and then $7,000 ($70,000 x 10%) from the second Purchase Payment.

3)
Purchase Payments within the withdrawal charge period on a FIFO basis. The total amount we withdraw from the first Purchase Payment is the remaining $27,000, which is subject to a 6.5% withdrawal charge, and you receive $25,245. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
 $27,000 x 0.935 = $25,245.
Next we withdraw from the second Purchase Payment. So far, you received $35,245 ($10,000 under the free withdrawal privilege and $25,245 from the first Purchase Payment), so we withdraw $16,755 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
 $16,755 ÷ 0.92 = $18,212.
4)	Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $55,212 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,212.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix C

APPENDIX D – BUFFERS AND INITIAL AND RENEWAL CAPS

This information regarding the Buffers and initial Caps is for historical purposes only; it is not a representation as to future Buffers or Caps. Caps may change frequently, and may vary substantially based on market conditions.
The Index Protection NY Strategy and EURO STOXX 50® were not available before August 24, 2015.

INDEX PERFORMANCE STRATEGY
For the currently available Indices, the following are the initial Caps (offered to newly issued Contracts) and renewal Caps (offered to inforce Contracts on their first Index Anniversary) from July 1, 2014, the date the Contracts were first issued, through May 1, 2018. During the periods shown below, the Buffer for the Index Performance Strategy with these Indices was 10.00% on all newly issued Contracts.
S&P 500® Index
Index Effective Date	7/1/2014- 8/4/2014	8/5/2014- 9/1/2014	9/2/2014- 10/6/2014	10/7/2014- 11/3/2014	11/4/2014- 12/1/2014	12/2/2014- 1/5/2015	1/6/2015- 2/2/2015	2/3/2015- 3/2/2015
Initial Cap	13.00%	12.75%	12.75%	12.50%	13.50%	12.75%	11.75%	12.00%
1st Anniversary Renewal Cap	10.50%	10.75%	10.50%	13.50%	15.50%	13.50%	12.50%	13.25%
2nd Anniversary Renewal Cap	13.25%	13.00%	11.25%	10.75%	11.00%	11.25%	10.75%	10.25%
3rd Anniversary Renewal Cap	10.25%	10.00%	9.25%	9.75%	9.50%	9.50%	9.75%	9.25%
Index Effective Date	3/3/2015- 4/6/2015	4/7/2015- 5/4/2015	5/5/2015- 6/1/2015	6/2/2015- 7/6/2015	7/7/2015- 8/3/2015	8/4/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015
Initial Cap	11.75%	11.00%	11.00%	10.75%	10.50%	10.75%	10.50%	13.50%
1st Anniversary Renewal Cap	15.50%	15.50%	13.75%	12.50%	13.25%	13.00%	11.25%	10.75%
2nd Anniversary Renewal Cap	12.00%	12.00%	10.50%	10.25%	10.25%	10.00%	9.25%	9.75%
3rd Anniversary Renewal Cap	12.00%	11.50%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	11/03/2015- 11/30/2015	12/01/2015- 1/04/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016
Initial Cap	15.50%	13.50%	12.50%	13.25%	15.50%	15.50%	13.75%	12.50%
1st Anniversary Renewal Cap	11.00%	11.25%	10.75%	10.25%	12.00%	12.00%	10.50%	10.25%
2nd Anniversary Renewal Cap	9.50%	9.50%	9.75%	9.25%	12.00%	11.50%	TDB	TDB
Index Effective Date	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017
Initial Cap	13.25%	13.00%	11.25%	10.75%	11.00%	11.25%	10.75%	10.25%
1st Anniversary Renewal Cap	10.25%	10.00%	9.25%	9.75%	9.50%	9.50%	9.75%	9.25%
Index Effective Date	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017
Initial Cap	9.75%	10.00%	11.75%	11.50%	11.50%	14.50%	14.50%	10.25%
1st Anniversary Renewal Cap	12.00%	11.50%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	11.25%	11.50%	11.50%	11.50%	11.50%	13.75%	13.25%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix D

Russell 2000® Index
Index Effective Date	7/1/2014- 8/4/2014	8/5/2014- 9/1/2014	9/2/2014- 10/6/2014	10/7/2014- 11/3/2014	11/4/2014- 12/1/2014	12/2/2014- 1/5/2015	1/6/2015- 2/2/2015	2/3/2015- 3/2/2015
Initial Cap	15.00%	15.00%	15.00%	14.75%	15.75%	15.00%	14.00%	14.25%
1st Anniversary Renewal Cap	14.25%	13.50%	13.75%	16.25%	17.50%	15.50%	15.25%	15.50%
2nd Anniversary Renewal Cap	16.00%	16.50%	14.25%	13.75%	14.25%	14.50%	14.00%	13.50%
3rd Anniversary Renewal Cap	14.25%	14.00%	12.50%	12.50%	12.00%	12.25%	12.75%	12.00%
Index Effective Date	3/3/2015- 4/6/2015	4/7/2015- 5/4/2015	5/5/2015- 6/1/2015	6/2/2015- 7/6/2015	7/7/2015- 8/3/2015	8/4/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015
Initial Cap	14.25%	13.25%	13.25%	14.50%	14.25%	13.50%	13.75%	16.25%
1st Anniversary Renewal Cap	18.50%	18.50%	16.50%	15.50%	16.00%	16.50%	14.25%	13.75%
2nd Anniversary Renewal Cap	15.75%	16.50%	14.25%	13.25%	14.25%	14.00%	12.50%	12.50%
3rd Anniversary Renewal Cap	14.25%	13.50%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016
Initial Cap	17.50%	15.50%	15.25%	15.50%	18.50%	18.50%	16.50%	15.50%
1st Anniversary Renewal Cap	14.25%	14.50%	14.00%	13.50%	15.75%	16.50%	14.25%	13.25%
2nd Anniversary Renewal Cap	12.00%	12.25%	12.75%	12.00%	14.25%	13.50%	TDB	TDB
Index Effective Date	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017
Initial Cap	16.00%	16.50%	14.25%	13.75%	14.25%	14.50%	14.00%	13.50%
1st Anniversary Renewal Cap	14.25%	14.00%	12.50%	12.50%	12.00%	12.25%	12.75%	12.00%
Index Effective Date	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017
Initial Cap	13.50%	14.00%	15.75%	14.75%	15.50%	18.50%	18.50%	13.50%
1st Anniversary Renewal Cap	14.25%	13.50%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	14.50%	14.00%	14.50%	14.25%	14.25%	16.25%	15.50%
Nasdaq 100® Index
Index Effective Date	7/1/2014- 8/4/2014	8/5/2014- 9/1/2014	9/2/2014- 10/6/2014	10/7/2014- 11/3/2014	11/4/2014- 12/1/2014	12/2/2014- 1/5/2015	1/6/2015- 2/2/2015	2/3/2015- 3/2/2015
Initial Cap	12.25%	11.75%	12.25%	12.00%	13.00%	12.25%	11.25%	11.50%
1st Anniversary Renewal Cap	10.00%	10.25%	9.75%	13.75%	15.25%	12.75%	12.00%	13.00%
2nd Anniversary Renewal Cap	12.75%	13.00%	11.25%	11.00%	10.75%	11.00%	10.75%	10.50%
3rd Anniversary Renewal Cap	10.25%	11.00%	10.00%	10.25%	10.25%	10.25%	11.25%	10.75%
Index Effective Date	3/3/2015- 4/6/2015	4/7/2015- 5/4/2015	5/5/2015- 6/1/2015	6/2/2015- 7/6/2015	7/7/2015- 8/3/2015	8/4/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015
Initial Cap	11.50%	10.75%	10.75%	10.50%	10.00%	10.25%	9.75%	13.75%
1st Anniversary Renewal Cap	15.00%	15.00%	13.25%	12.75%	12.75%	13.00%	11.25%	11.00%
2nd Anniversary Renewal Cap	12.00%	11.75%	10.00%	9.50%	10.25%	11.00%	10.00%	10.25%
3rd Anniversary Renewal Cap	13.50%	12.75%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016
Initial Cap	15.25%	12.75%	12.00%	13.00%	15.00%	15.00%	13.25%	12.75%
1st Anniversary Renewal Cap	10.75%	11.00%	10.75%	10.50%	12.00%	11.75%	10.00%	9.50%
2nd Anniversary Renewal Cap	10.25%	10.25%	11.25%	10.75%	13.50%	12.75%	TDB	TDB
Index Effective Date	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017
Initial Cap	12.75%	13.00%	11.25%	11.00%	10.75%	11.00%	10.75%	10.50%
1st Anniversary Renewal Cap	10.25%	11.00%	10.00%	10.25%	10.25%	10.25%	11.25%	10.75%
Index Effective Date	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017
Initial Cap	10.25%	10.00%	11.00%	10.25%	11.00%	14.00%	14.00%	10.75%
1st Anniversary Renewal Cap	13.50%	12.75%	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	12.25%	11.75%	11.75%	12.00%	12.25%	14.75%	14.00%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix D

EURO STOXX 50®
Index Effective Date	8/24/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016
Initial Cap	13.50%	13.75%	16.25%	17.50%	15.50%	15.25%	15.50%	18.50%
1st Anniversary Renewal Cap	16.50%	14.25%	13.75%	14.25%	14.50%	14.00%	13.50%	15.75%
2nd Anniversary Renewal Cap	22.00%	22.25%	23.00%	25.00%	25.00%	25.00%	25.00%	27.00%
Index Effective Date	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016
Initial Cap	18.50%	16.50%	15.50%	16.00%	16.50%	14.25%	13.75%	14.25%
1st Anniversary Renewal Cap	16.50%	14.25%	19.50%	16.75%	22.00%	22.25%	23.00%	25.00%
2nd Anniversary Renewal Cap	26.00%	TDB	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017
Initial Cap	14.50%	14.00%	13.50%	13.50%	14.00%	15.75%	25.00%	20.00%
1st Anniversary Renewal Cap	25.00%	25.00%	25.00%	27.00%	26.00%	TDB	TDB	TDB
Index Effective Date	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018
Initial Cap	23.00%	23.00%	25.00%	25.50%	25.00%	25.00%	25.00%	25.00%
Index Effective Date	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	27.00%	26.00%
INDEX PROTECTION NY STRATEGY
For the currently available Indices, the following are the initial Caps (offered to newly issued Contracts) from August 24, 2015, the date the Index Protection NY Strategy was first available, through May 1, 2018. During the periods shown below, the Buffer for the Index Protection NY Strategy with these Indices was 30.00% on all newly issued Contracts.
S&P 500® Index
Index Effective Date	8/24/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016
Initial Cap	4.25%	4.00%	5.50%	5.75%	5.50%	5.00%	5.25%	6.00%
1st Anniversary Renewal Cap	5.50%	4.75%	4.75%	4.75%	4.75%	4.50%	4.50%	4.25%
2nd Anniversary Renewal Cap	4.75%	4.50%	4.75%	4.00%	5.00%	4.75%	4.50%	5.50%
Index Effective Date	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016
Initial Cap	6.00%	5.50%	5.00%	5.50%	5.50%	4.75%	4.75%	4.75%
1st Anniversary Renewal Cap	4.25%	4.75%	4.75%	4.75%	4.75%	4.50%	4.75%	4.00%
2nd Anniversary Renewal Cap	5.50%	TDB	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017
Initial Cap	4.75%	4.50%	4.50%	4.25%	4.25%	4.75%	4.75%	4.75%
1st Anniversary Renewal Cap	5.00%	4.75%	4.50%	5.50%	5.50%	TDB	TDB	TDB
Index Effective Date	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018
Initial Cap	5.75%	5.75%	4.50%	4.50%	4.75%	4.75%	4.75%	4.75%
Index Effective Date	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	5.50%	5.50%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix D

Russell 2000® Index
Index Effective Date	8/24/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016
Initial Cap	5.00%	4.75%	6.25%	7.00%	5.75%	5.50%	5.50%	6.50%
1st Anniversary Renewal Cap	6.25%	5.25%	5.25%	5.50%	5.50%	5.25%	5.25%	5.25%
2nd Anniversary Renewal Cap	5.75%	5.25%	5.25%	4.25%	5.50%	5.50%	5.25%	6.00%
Index Effective Date	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016
Initial Cap	6.75%	6.25%	5.75%	6.00%	6.25%	5.25%	5.25%	5.50%
1st Anniversary Renewal Cap	5.50%	5.75%	5.50%	5.75%	5.75%	5.25%	5.25%	4.25%
2nd Anniversary Renewal Cap	6.00%	TDB	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017
Initial Cap	5.50%	5.25%	5.25%	5.25%	5.50%	5.50%	5.25%	5.50%
1st Anniversary Renewal Cap	5.50%	5.50%	5.25%	6.00%	6.00%	TDB	TDB	TDB
Index Effective Date	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018
Initial Cap	6.50%	6.50%	5.00%	5.00%	5.25%	5.50%	5.50%	5.50%
Index Effective Date	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	6.00%	6.00%

Nasdaq 100® Index
Index Effective Date	8/24/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016
Initial Cap	4.00%	3.50%	5.75%	6.00%	4.75%	4.50%	5.00%	5.25%
1st Anniversary Renewal Cap	5.25%	4.75%	4.50%	4.50%	4.75%	4.50%	4.50%	4.25%
2nd Anniversary Renewal Cap	4.75%	4.50%	4.75%	4.00%	5.00%	5.00%	5.00%	5.75%
Index Effective Date	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016
Initial Cap	5.50%	5.50%	5.25%	5.25%	5.25%	4.75%	4.50%	4.50%
1st Anniversary Renewal Cap	4.25%	4.50%	4.50%	4.75%	4.75%	4.50%	4.75%	4.00%
2nd Anniversary Renewal Cap	5.75%	TDB	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017
Initial Cap	4.75%	4.50%	4.50%	4.25%	4.25%	4.50%	4.25%	4.50%
1st Anniversary Renewal Cap	5.00%	5.00%	5.00%	5.75%	5.75%	TDB	TDB	TDB
Index Effective Date	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018
Initial Cap	5.50%	5.50%	4.50%	4.50%	4.75%	4.75%	5.00%	5.00%
Index Effective Date	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	5.75%	6.00%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix D

EURO STOXX 50®
Index Effective Date	8/24/2015- 8/31/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016	3/1/2016- 4/4/2016
Initial Cap	5.00%	4.75%	6.25%	6.50%	5.50%	5.25%	5.50%	6.50%
1st Anniversary Renewal Cap	6.25%	5.25%	5.25%	5.50%	5.50%	5.25%	5.25%	5.25%
2nd Anniversary Renewal Cap	6.50%	6.25%	6.50%	5.75%	7.25%	7.00%	7.25%	8.00%
Index Effective Date	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016	9/6/2016- 10/3/2016	10/4/2016- 10/31/2016	11/1/2016- 12/5/2016
Initial Cap	6.75%	6.25%	5.75%	6.00%	6.25%	5.25%	5.25%	5.50%
1st Anniversary Renewal Cap	5.50%	5.75%	6.50%	6.25%	6.50%	6.25%	6.50%	5.75%
2nd Anniversary Renewal Cap	8.50%	TDB	TDB	TDB	TDB	TDB	TDB	TDB
Index Effective Date	12/6/2016- 1/2/2017	1/3/2017- 2/6/2017	2/7/2017- 3/6/2017	3/7/2017- 4/3/2017	4/4/2017- 5/1/2017	5/2/2017- 6/5/2017	6/6/2017- 7/3/2017	7/5/2017- 7/14/2017
Initial Cap	5.50%	5.25%	5.25%	5.25%	5.50%	5.50%	6.25%	6.00%
1st Anniversary Renewal Cap	7.25%	7.00%	7.25%	8.00%	8.50%	TDB	TDB	TDB
Index Effective Date	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018
Initial Cap	7.00%	7.00%	6.25%	6.50%	7.00%	7.00%	7.00%	7.50%
Index Effective Date	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018
Initial Cap	8.00%	8.50%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix D

APPENDIX E – BAR CHART EXAMPLES

These hypothetical examples show conceptually how the Crediting Methods might work in different market environments and assume no change in the hypothetical Caps. They do not predict or project the actual performance of the Allianz Index Advantage New York Variable Annuity. Although an Index or Indices will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Value does not include the dividends paid on the stocks underlying a stock index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect deduction of the Contract expenses.

A closer look at the Index PROTECTION NY Strategy

PERFORMANCE POTENTIAL WITH ...
A
B
5% cap
0%
4%
4%
6%
5%
Index return
Performance credit %
... A LEVEL OF PROTECTION
0%
-13%
0%
C
30% buffer
-35%
-5%
D

- **A** If the annual index return is positive, but less than the declared cap, the annual performance credit would be equal to the index return.
- **B** If the annual index return exceeds the declared cap, a performance credit equal to the cap would be applied.
- **C** If the annual index return is negative, but within the 30% buffer, there would be no positive or negative performance credit.
- **D** If the annual index return is negative and exceeds the 30% buffer, there would be a negative performance credit equal to the amount of negative return in excess of the buffer.

A closer look at the Index PERFORMANCE Strategy

PERFORMANCE POTENTIAL WITH ...
12% cap
0%
A
B
8%
8%
14%
12%
Index return
Performance credit %
... A LEVEL OF PROTECTION
0%
10% buffer
-7%
0%
-14%
-4%
C
D

A If the annual index return is positive, but less than the declared cap, the annual performance credit would be equal to the index return.

B If the annual index return exceeds the declared cap, a performance credit equal to the cap would be applied.

C If the annual index return is negative, but within the 10% buffer, there would be no performance credit.

D If the annual index return is negative and exceeds the 10% buffer, there would be a negative performance credit equal to the amount of negative returns in excess of the buffer.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix E

APPENDIX F – SELECTED FINANCIAL DATA AND FINANCIAL STATEMENTS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (FOR THE 12 MONTH PERIOD ENDED DECEMBER 31, 2017)
The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in "Risk Factors" and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2018 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See "Forward-Looking Statements."
FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES
The following financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017, are included in this Appendix in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018
Appendix F

Part I

Item 11(f).
Selected Financial Data
(dollars in thousands, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the audited U.S. generally accepted auditing principles (GAAP) Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited GAAP Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2017	2016	2015	2014	2013
Premiums and policy fees, net	$76,675	$71,907	$68,870	$61,716	$50,733
Interest and similar income, net	31,282	29,558	27,387	28,859	29,635
Change in fair value of assets and liabilities	(45,430)	(41,554)	11,373	66,806	(78,944)
Realized investment (losses) gains, net	(323)	(205)	583	77	829
Fee, commission, and other revenue	7,071	7,051	7,221	6,864	5,904
Total revenue	69,275	66,757	115,434	164,322	8,157
Total benefits and expenses	58,134	50,374	121,138	168,618	(8,747)
Income tax expense (benefit)	14,114	2,943	(4,441)	(3,133)	4,425
Net (loss) income	$(2,973)	$13,440	$(1,263)	$(1,163)	$12,479

	As of December 31,
Selected balance sheet data	2017	2016	2015	2014	2013
Total investments	$1,084,265	$792,401	$694,269	$675,496	$651,641
Deferred acquisition costs	120,661	129,868	134,374	118,319	104,002
Separate account assets	2,300,462	2,255,576	2,205,548	2,214,422	1,986,039
Total assets	3,602,594	3,337,668	3,158,655	3,088,150	2,808,350
Total policyholder liabilities	1,102,671	885,768	769,888	697,519	583,008
Separate account liabilities	2,300,462	2,255,576	2,205,548	2,214,422	1,986,039
Total liabilities	3,435,632	3,173,543	3,010,167	2,926,743	2,652,089
Total stockholder’s equity	166,962	164,125	148,488	161,407	156,261
Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2017, compared with December 31, 2016, and its results of operations for each of the three years ended December 31, 2017, 2016, 2015, respectively. The information contained herein should be read in conjunction with the Company’s 2017 and 2016 audited GAAP Financial Statements . The information contained below includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause actual growth, results of operations, performance, financial position and business prospects and opportunities in 2018 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”

Selected Financial Data and Management's Discussion and Analysis

Company Overview
Allianz Life Insurance Company of New York (hereafter referred to as “the Company”, “we”, “our” and “us”) is a life insurance company domiciled in New York and is licensed to sell annuity, individual life, group and traditional life and group accident and health policies in six U.S. states and the District of Columbia. We offer a portfolio of individual variable annuities and variable-indexed annuities, which are sold through licensed registered representatives contracted with a broker-dealer. We also maintain a legacy portfolio of individual fixed deferred and fixed-indexed annuities, individual and group life policies, and individual and group accident and health policies comprised primarily of Long Term Care (LTC) policies, but do not actively issue new policies related to these products.
The Company is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable, and variable-indexed annuities. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company. In 2017, sales of the variable-indexed annuity continued to gain momentum and were positively impacted by a sales campaign which offered enhanced crediting rates. This product combines a separate account option with a general account option that is similar to a fixed-indexed annuity. Our Individual Annuity products are sold through independent distribution channels made up of registered representatives contracted with a broker dealer. As previously noted, we discontinued selling fixed annuity products and the block of business is in run-off, however, in-force volumes are material and thus reported within the Individual Annuities segment.
Other
The Other segment consists of closed blocks of Life, LTC, and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.
Refer to Application of Critical Accounting Policies section for information related to the allocation of income and expense to our segments.
Basis of Presentation
The audited Financial Statements have been prepared in accordance with GAAP, which vary in certain respects from accounting practices permitted or prescribed by state insurance regulatory authorities. The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2017 and 2016, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Financial Statements. Such changes in estimates are recorded in the period they are determined.

Selected Financial Data and Management's Discussion and Analysis

Application of Critical Accounting Policies
The preparation of the Financial Statements in conformance with GAAP requires us to adopt accounting policies and make certain estimates and assumptions, which affect amounts reported in the Financial Statements. Our critical accounting policies are summarized in “Summary of Significant Accounting Policies” included in the accompanying notes to the audited GAAP Financial Statements and require the use of judgments related to a variety of assumptions and estimates, in particular expectations of current and future mortality, persistency, investment returns, equity market performance, expenses, and interest rates. Our most critical accounting policies include those policies related to the Company’s accounting for (i) Valuation of Investments, (ii) Other-than-temporary Impairments (OTTI), (iii) Derivatives and Hedging, (iv) Deferred Acquisition Costs (DAC) and Deferred Sales Inducements (DSI), (v) Account Balances and Future Policy Benefit Reserves, (vi) Income Taxes, and (vii) Income and Expense allocation. Due to the inherent uncertainty of assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be materially different from that reported in the audited GAAP Financial Statements. A discussion of the various critical accounting policies is presented below.
Valuation of Investments
We have portfolios of certain fixed-maturity securities classified as available-for-sale, at fair value. The related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income (AOCI) in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge to operations had such unrealized amounts been realized. We use a significant amount of judgment to determine the fair value of these investments.
The Company has a portfolio of equity securities classified as "trading". These securities are carried at fair value, and related unrealized gains and losses are reflected in Change in fair value of assets and liabilities within the Statements of Operations.
The Fair Value Measurement Topic of the Accounting Standards Codification (Codification) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
See Note 6 of the audited GAAP Financial Statements for additional information regarding fair value of investments, including management’s process related to review of third-party pricing services.

Selected Financial Data and Management's Discussion and Analysis

Other-than-temporary Impairments
We reviews the available-for-sale and held-to-maturity fixed-maturity investment portfolios to determine whether or not declines in fair value are other-than-temporary. In addition, the Company continually evaluates average amortized cost, fair value, credit quality, extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, and likelihood of recovery in a reasonable period of time. Based on this evaluation, management determines whether fixed-income securities are considered other-than-temporarily impaired.
When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that we will be required to sell the security before its anticipated recovery. We evaluate these factors to determine whether the Company or any of its internal and external investment managers have the intent to sell a security or a group of securities. We perform a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions are met, we must recognize an other-than-temporary impairment (OTTI) for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and we do not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, we separate the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment gains (losses), net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, reserves, and deferred income taxes.
See Note 2 and 4 of the audited GAAP Financial Statements for additional information regarding other-than-temporary impairment losses.
Derivatives and Hedging
We utilize derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are carried at fair value and the unrealized gains and losses are reflected in Change in fair value of assets and liabilities in the Statements of Operations.
We utilize over-the-counter (OTC) and exchange-traded interest rate swaps (IRS) to economically hedge certain variable annuity guarantee benefits. We can receive the fixed or variable rate. The IRS are traded in varying maturities. We will only enter into OTC IRS contracts with counterparties rated BBB+ or better. IRS are centrally cleared through an exchange. The IRS are subject to rules of the International Swaps and Derivatives Association, Inc. and associated Credit Support Annex agreements.
We utilize OTC options with the objective to economically hedge certain variable annuity guaranteed benefits as well as variable-indexed annuity products tied to certain indices. These options are not used for speculative or income generating purposes. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The credit rating on the OCC is currently AA+ from S&P.
We utilize exchange-traded futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts did not require an initial investment, for the period ended, December 31, 2017 and 2016.
We issue certain variable annuity products with guaranteed minimum benefit riders, including the guaranteed minimum withdrawal benefit (GMWB) and the guaranteed minimum accumulation benefit (GMAB), which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Balance Sheets.
Certain fixed-indexed annuity products, variable annuity riders, and fixed universal life policies include a market value liability option (MVLO), which is an embedded derivative with equity-indexed features. This embedded derivative is reported within Account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Statements of Operations.
See Note 5 of the audited GAAP Financial Statements for additional information regarding derivatives and hedging instruments.

Selected Financial Data and Management's Discussion and Analysis

Deferred Acquisition Costs and Deferred Sales Inducements
Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For life and annuity products, with the exception of variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of expected future gross profits from investments and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investments and mortality, morbidity, and expense charges.
Acquisition costs for accident and health insurance policies are amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves.
DAC are reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC are capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.
Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers an immediate bonus on certain annuity contracts which increases the account value at inception.
These annuity sales inducements are deferred when credited to contractholders. DSI are reported in Other assets on the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI amortization is recorded in Policyholder benefits, net of recoveries within the Statements of Operations.
We review our best-estimate assumptions and record “unlocking” on an annual basis. These reviews are based on recent changes in the organization and businesses of the Company, and actual and expected performance of in-force policies. Our review includes all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions are applied to the current in-force policies to project future gross profits.
See Note 9 and 10 of the audited GAAP Financial Statements for additional information regarding DAC and DSI.
Account Balances and Future Policy Benefit Reserves
We calculate and maintain reserves for the estimated future payment of claims to policyholders based on actuarial assumptions and in accordance with industry practice. Many factors can affect these reserves, including economic and social conditions, as well as inflation. The reserves we establish are policy and contract account balances for interest-sensitive products, which include fixed deferred annuities and are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The value of the host contract accrues to guaranteed minimum amounts of the base policy. The index benefit is valued at fair value using current capital market assumptions, such as market index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. We must include provisions for our own credit risk and for risk that our assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.
Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.
We issue variable annuity contracts through our separate account for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. We recognize gains or losses on transfers from the general account to the separate account at fair value to the extent of contractholder interests in the separate account, which are offset by changes in contractholder liabilities. We also issue variable annuity contracts through our separate account where we provide certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a GMAB, and a GMWB. These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Selected Financial Data and Management's Discussion and Analysis

Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification and are included in Policyholder benefits, net of recoveries, on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives on the Statements of Operations. The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. We regularly evaluate estimates used and adjust the additional liability balance, with a related charge or credit to Policyholder benefits, net of recoveries, on the Statements of Operations if actual experience or other evidence suggests that earlier assumptions should be revised. The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals.
Contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits or gross revenues for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as market index and volatility, along with estimates of future contractholder behavior.
Contract account balances for variable-indexed annuity products are measured at fair value, floored at the current contract value. The fair value measurement uses current capital market assumptions, such as market index and volatility, to estimate future index levels. The contract valuation is also dependent upon estimates of future contractholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about contractholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities. However, if the accumulated contract account value exceeds the calculated fair value, the Company records the contract account balances at their current contract value.
See Note 2 of the audited GAAP Financial Statements for additional information regarding Account Balances and Future Policy Benefit Reserves.
Income Taxes
We file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. We provide for federal income taxes based on amounts we believe are ultimately owed. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, we may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported within the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, we evaluate the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
We utilize the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Subsequent changes in deferred tax assets and liabilities are recognized in operations or OCI, depending on the nature of the underlying temporary difference. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as OTTI, will not reverse over time.
See Note 11 of the audited GAAP Financial Statements for additional information regarding income tax estimates and assumptions.

Selected Financial Data and Management's Discussion and Analysis

Income and Expense Allocation
The Company maintains segregated investment portfolios at the subsidiary level but does not maintain segregated portfolios for each segment. All Interest and similar income, net and Realized investment gains (losses), net are allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment and are excluded from estimated gross profits used in reserve and DAC model projections.
Individual Annuities and Other
Based upon the significance of the Individual Annuities segment and its overall impact on the total results of operations, we only provided variance commentary at the total company level for the year ended December 31, 2017 compared to 2016 and year ended December 31, 2016, compared to 2015.
Total Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2017	2016	2015	2017 - 2016		2016 - 2015
Revenue:
Premiums and policy fees, net	$76,675	$71,907	$68,870	$4,768	6.6%	$3,037	4.4%
Interest and similar income, net	31,282	29,558	27,387	1,724	5.8%	2,171	7.9%
Change in fair value of assets and liabilities	(45,430)	(41,554)	11,373	(3,876)	(9.3)%	(52,927)	(465.4)%
Realized investment (losses) gains, net	(323)	(205)	583	(118)	(57.6)%	(788)	(135.2)%
Fee, commission, and other revenue	7,071	7,051	7,221	20	0.3%	(170)	(2.4)%
Total revenue	69,275	66,757	115,434	2,518	3.8%	(48,677)	(42.2)%
Benefits and expenses:
Net benefits and expenses	7,761	5,612	87,511	2,149	38.3%	(81,899)	(93.6)%
General and administrative and commission	41,387	39,948	41,792	1,439	3.6%	(1,844)	(4.4)%
Change in deferred acquisition costs, net	8,986	4,814	(8,165)	4,172	86.7%	12,979	159.0%
Total benefits and expenses	58,134	50,374	121,138	7,760	15.4%	(70,764)	(58.4)%
Pretax income	11,141	16,383	(5,704)	(5,242)	(32.0)%	22,087	387.2%
Income tax expense (benefit)	14,114	2,943	(4,441)	11,171	379.6%	7,384	166.3%
Net (loss) income	$(2,973)	$13,440	$(1,263)	$(16,413)	(122.1)%	$14,703	NM*
*Not meaningful

Selected Financial Data and Management's Discussion and Analysis

Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2017	2016	2015	2017 - 2016		2016 - 2015
Deposits and Gross premiums written
Individual Annuity	$264,826	$244,134	$277,549	$20,692	8.5%	$(33,415)	(12.0)%
Other	4,472	4,575	4,600	(103)	(2.3)%	(25)	(0.5)%
Total	$269,298	$248,709	$282,149	$20,589	8.3%	$(33,440)	(11.9)%
In-force:
Individual Annuity	$3,219,779	$2,943,133	$2,764,367	$276,646	9.4%	$178,766	6.5%
Other	59,398	66,299	71,620	(6,901)	(10.4)%	(5,321)	(7.4)%
Total	$3,279,177	$3,009,432	$2,835,987	$269,745	9.0%	$173,445	6.1%
Deposits, gross premiums written, and in-force amounts in the table above are for direct business. Deposits and gross premiums written reflect amounts collected on both new and renewal business. Individual Annuity in-force represents account values of the annuity contracts for our fixed, fixed-indexed, variable, and variable-indexed annuity contracts. Other products in-force represent gross life insurance within the Life and Special Markets products. The deposits and in-force increased within Individual Annuity as a result of the continued growth of variable-indexed annuity sales throughout 2017 and 2016 partially offset by lower traditional variable annuity sales and the run off of fixed annuities. The gross written premiums and in-force within Other products continues to decline due to the run off of closed blocks of business.
Change in Key Market Factors
Our Individual Annuity segment is impacted by various market impacts and movements which are summarized below:

	Year ended December 31, 2017			% change
	2017	2016	2015	2017 - 2016	2016 - 2015
Stock Index
S&P 500	19.42%	9.54%	(0.73)%	9.88%	10.27%
NASDAQ 100	31.52%	5.89%	8.43%	25.63%	(2.54)%

	Year ended December 31, 2017			Basis point (bps) change
	2017	2016	2015	2017 - 2016	2016 - 2015
Interest Rates
LIBOR 10yr	2.40%	2.34%	2.20%	6 bps	14 bps
LIBOR 20yr	2.53%	2.56%	2.50%	(3) bps	6 bps
Year Ended December 31, 2017 Compared to Year Ended December 31, 2016
Overview
Net (loss) income: For the Company, the decrease in net income was driven by the passing of the H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 (Tax Act of 2017), which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Balance Sheets were revalued and the total impact was $12,127. The decrease in Pretax income was primarily due to the impact of our Individual Annuity reserves net of economic hedges driven by the change in the equity markets during 2017 and higher claims in our Other segment driven by LTC. This decrease was partially offset by higher variable-indexed product fees.
Revenue
Premiums and policy fees, net: Net premiums consist primarily of premiums for term life insurance, and LTC, net of reinsurance. Policy fees represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance.

•
Premium and policy fee revenue increased primarily due to more favorable variable-indexed annuity product fee income due to the continued growth of this product within our Individual Annuity segment, higher M&E fees, and an increase in rider charges due to the growing benefit base relating to our traditional variable annuity products.

Selected Financial Data and Management's Discussion and Analysis

Interest and similar income, net: Interest and similar income primarily includes interest income on fixed-maturity securities. .

•
Interest and similar income increased primarily due to higher investment income driven by the growth and more positive cash flows of the variable-indexed annuities, partially offset by lower fixed-annuity investment income to the closed block of business.

Change in fair value of assets and liabilities: Change in fair value of assets and liabilities primarily represents the changes in fair value and the realized gains and losses from derivative instruments driven by interest rate and equity market movement. It also includes gains and losses and changes in fair value on equity security investments classified as trading or fair value through income or for which we have elected the fair value option. We utilize derivatives within certain actively managed investment portfolios to manage the risk associated with variability in cash flows or changes in fair values related to financial assets and liabilities. See Application of Critical Accounting Policies section for additional information. The derivative results economically hedge reserve changes related to embedded derivatives in Net benefits and expenses line.

•
Change in fair value of assets and liabilities decreased and was driven by the unfavorable impact of derivative assets mainly due to increase in the equity market and growth of the variable-indexed annuity product in 2017.

Realized investment gains (losses), net: Realized investment gains consist of gains (losses) from the sale or impairment of investments.

•	Realized losses increased slightly primarily due to normal investment activity.
Fee, commission and other revenue: Fee, commission and other revenue relate primarily to fees earned from assets under management by certain fund companies.
Benefits and Expenses
Net benefits and expenses: Net benefits and expenses consist of amounts paid to policyholders and changes in liabilities held for anticipated future benefit payments under insurance policies and annuity contracts. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. The index benefit under fixed-indexed annuities and the accumulation and withdrawal benefits under variable annuity guarantees include the change in fair value for these embedded derivatives. The derivatives economically hedge these benefits and changes are included in revenue under Change in fair value of assets and liabilities. Net benefits and expenses also include amortization of DSI.

•
Net benefits increased primarily due to higher claims in our Other segment driven by LTC, and the unfavorable change in reserves for Individual Annuity driven by the impact of the increase in equity market returns in 2017 partially offset by the variable-annuity separate account performance.

General and administrative and commission: General and administrative and commission includes compensation, commissions paid to sales force, consultant fees and information technology (IT) expenses, facilities and equipment, advertising and marketing, legal and regulatory, and corporate related expenses.
Change in deferred acquisition costs, net: Change in deferred acquisition costs, net represents the capitalization of acquisition costs reported in general and administrative and commission expenses, and amortization of DAC. Impacts due to changes in assumptions are recorded as amortization through the unlocking process.

•
Change in deferred acquisition costs reflects an unfavorable change and was driven by lower capitalization within our Individual Annuity segment. The lower capitalization trends with the lower production of our traditional variable annuity products.

Income tax expense (benefit)
Income tax expense (benefit): The increase in the 2017 income tax expense is the result of additional deferred tax expense as result of the enacted tax rate changes for tax years beginning after December 31, 2017. The change required the Company to revalue the deferred taxes as of the enactment date of the new tax law, December 22, 2017, on its Balance Sheets from the current rate of 35% to the new 21% rate which is recorded in Income tax expense.
Year Ended December 31, 2016 Compared to Year Ended December 31, 2015
Overview
Net income (loss): For the Company, the increase in net income was primarily due to the impact of the Individual Annuity reserves net of economic hedges driven by change in the interest rates and the equity markets during 2016. Interest rates increased and equity markets were more favorable in 2016 compared to 2015.

Selected Financial Data and Management's Discussion and Analysis

Revenue

•
Premiums and policy fees. net: Premium and policy fee revenue, net increased primarily due to higher rider charges and the growing benefit base and more favorable variable-indexed annuity product fee income driven by continued growth of this product within our Individual Annuity segment. This was partially offset by lower management and expense (M&E) fee revenue driven by higher variable annuity products surrender activity and lower traditional variable annuity premium.

•
Interest and similar income, net: Interest and similar income increased primarily due to higher investment income driven by an increase in invested assets due to positive cash flows in 2016 in our Individual Annuities segment.

•
Change in fair value of assets and liabilities: Change in fair value of assets and liabilities decreased and was driven by the unfavorable impact of interest rates partially offset by negative results on derivative assets mainly due to change in the equity market and growth of the variable-indexed annuity in 2016. The change in fair value of assets result economically hedge reserve changes in net benefits and expenses.

•	Realized investment (losses) gains, net: Realized losses increased primarily due to normal investment activity.
Benefits and Expenses

•
Net benefits and expenses: Net benefits decreased primarily due to the favorable change in reserves for Individual Annuity driven by the impact of interest rate movements (YTD increase in interest rates compared to declines in 2015) and the increase in equity market returns in 2016 compared to 2015. The Individual Annuity reserve movements are economically hedged in change in fair value of assets and liabilities.

•
General and administrative and commission: General and administrative and commission expense decreased primarily due to lower commissions which trends with the overall decline in sales production in 2016.

•
Change in deferred acquisition costs, net: Change in deferred acquisition costs unfavorable variance was driven by lower capitalization and higher amortization and impacts from unlocking within our Individual Annuity segment. The lower capitalization trends with the lower production of our traditional variable annuity products and the higher amortization is driven by the change in estimated gross profits.

Income tax expense

•
Income tax expense (benefit): The 2016 income tax expense change is primarily due to the pre-tax income compared to a loss in 2015 and additional Separate Account dividends received deduction (DRD) benefit from the respective funds.

Selected Financial Data and Management's Discussion and Analysis

The following tables provide the results of operations for the Individual Annuities and Other segments:
Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2017	2016	2015	2017 - 2016		2016 - 2015
Revenue:
Premiums and policy fees, net	$73,506	$68,752	$65,603	$4,754	6.9%	$3,149	4.8%
Interest and similar income, net	28,834	27,462	25,378	1,372	5.0%	2,084	8.2%
Change in fair value of assets and liabilities	(45,436)	(41,554)	11,374	(3,882)	(9.3)%	(52,928)	(465.3)%
Realized investment (losses) gains, net	(307)	(192)	549	(115)	(59.9)%	(741)	(135.0)%
Fee, commission, and other revenue	7,071	7,051	7,221	20	0.3%	(170)	(2.4)%
Total revenue	63,668	61,519	110,125	2,149	3.5%	(48,606)	(44.1)%
Benefits and expenses:
Net benefits and expenses	1,869	2,441	81,697	(572)	(23.4)%	(79,256)	(97.0)%
General and administrative and commission	40,622	39,355	41,145	1,267	3.2%	(1,790)	(4.4)%
Change in deferred acquisition costs, net	7,543	3,933	(8,687)	3,610	91.8%	12,620	145.3%
Total benefits and expenses	50,034	45,729	114,155	4,305	9.4%	(68,426)	(59.9)%
Pretax income	$13,634	$15,790	$(4,030)	$(2,156)	(13.7)%	$19,820	491.8%

Selected Financial Data and Management's Discussion and Analysis

Other
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2017	2016	2015	2017 - 2016		2016 - 2015
Revenue:
Premiums and policy fees, net	$3,169	$3,155	$3,267	$14	0.4%	$(112)	(3.4)%
Interest and similar income, net	2,448	2,096	2,009	352	16.8%	87	4.3%
Change in fair value of assets and liabilities	6	—	(1)	6	—%	1	100.0%
Realized investment (losses) gains, net	(16)	(13)	34	(3)	(23.1)%	(47)	(138.2)%
Total revenue	5,607	5,238	5,309	369	7.0%	(71)	(1.3)%
Benefits and expenses:
Net benefits and expenses	5,892	3,171	5,814	2,721	85.8%	(2,643)	(45.5)%
General and administrative and commission	765	593	647	172	29.0%	(54)	(8.3)%
Change in deferred acquisition costs, net	1,443	881	522	562	63.8%	359	68.8%
Total benefits and expenses	8,100	4,645	6,983	3,455	74.4%	(2,338)	(33.5)%
Pretax income	$(2,493)	$593	$(1,674)	$(3,086)	(520.4)%	$2,267	135.4%
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while reducing overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.
The following table presents the investment portfolio at December 31:

	2017		2016
	Carrying Value	% of total	Carrying Value	% of total
Fixed-maturity securities	$991,223	91.4%	$751,531	94.8%
Short-term securities	32,454	3.0%	—	0.0%
Derivative assets	51,362	4.7%	32,993	4.2%
Equity securities	8,826	0.9%	7,539	1.0%
Policy loans	400	0.0%	338	0.0%
Total investments	$1,084,265	100.0%	$792,401	100.0%

Selected Financial Data and Management's Discussion and Analysis

Fixed-Maturity Securities
Refer to Note 4 of the audited GAAP Financial Statements for information regarding the nature of our portfolio of fixed-maturity securities for information regarding the nature of our portfolio of fixed-maturity securities. Securities by quality rating category were as follows at December 31, 2017 and 2016.

	2017
	Fair Value	% of Total	Amortized Cost	% of Total
AAA	$165,527	16.7%	$165,952	17.2%
AA	235,990	23.8%	234,387	24.3%
A	270,479	27.3%	257,209	26.6%
BBB	316,103	31.9%	305,553	31.6%
BB	2,105	0.2%	1,997	0.2%
B and below	1,019	0.1%	1,070	0.1%
Total	$991,223	100.0%	$966,168	100.0%

	2016
	Fair Value	% of Total	Amortized Cost	% of Total
AAA	$112,070	14.9%	$112,889	15.4%
AA	180,299	24.0%	178,417	24.3%
A	214,058	28.5%	205,274	27.9%
BBB	234,749	31.2%	227,813	30.9%
BB	9,825	1.3%	10,026	1.4%
B and below	530	0.1%	538	0.1%
Total	$751,531	100.0%	$734,957	100.0%
Commercial Mortgage-backed and Other Asset-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by credit quality and vintage year as of December 31:

	2017
	% of total CMBS				Vintage
AAA	$141,996	93.8%		2017	$19,452	12.9%
AA	9,377	6.2%		2016	46,404	30.6%
	$151,373	100.0%	1	2015	58,626	38.7%
				2014	16,906	11.2%
				2013 and prior	9,985	6.6%
					$151,373	100.0%

	2016
	% of total CMBS			Vintage
AAA	$106,516	93.3%	2016	$29,324	25.7%
AA	4,735	4.1%	2015	49,575	43.4%
A	3,026	2.6%	2014	13,217	11.6%
	$114,277	100.0%	2013	2,135	1.9%
			2012 and prior	20,026	17.4%
				$114,277	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or limits on these types of investments.

Selected Financial Data and Management's Discussion and Analysis

The following table summarizes our exposure to other ABS holdings by credit quality and vintage year as of December 31:

	2017
	% of total other ABS			Vintage
AAA	$4,072	92.0%	2013 and prior	$4,428
AA	356	8.0%
	$4,428	100.0%

	2016
	% of total other ABS			Vintage
AAA	$5,285	92.7%	2012 and prior	$5,700
AA	415	7.3%
	$5,700	100.0%
Unrealized investment losses of fixed-maturity securities, for investment grade (IG) and below investment grade (BIG) securities by duration are as follows at December 31:

	2017
	IG	% of IG and BIG	BIG	% of IG and BIG
Twelve months or less below amortized cost	$2,163	38.8%	$—	0.0%
More than twelve months below amortized cost	3,336	59.8%	83	1.4%
Total	$5,499	98.6%	$83	1.4%

	2016
	IG	% of IG and BIG	BIG	% of IG and BIG
Twelve months or less below amortized cost	$7,078	93.3%	$8	0.1%
More than twelve months below amortized cost	173	2.3%	328	4.3%
Total	$7,251	95.6%	$336	4.4%
Unrealized investment losses of fixed-maturity securities, for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive periods as indicated in the tables below, were as follows at December 31:

	2017
	Fair Value		Unrealized Capital Loss		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
Twelve months or less below amortized cost	$244,275	$—	$2,163	$—	99	—
More than twelve months below amortized cost	98,282	—	3,419	—	61	—
Total	$342,557	$—	$5,582	$—	160	—

	2016
	Fair Value		Unrealized Capital Loss		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
Twelve months or less below amortized cost	$248,780	$2,041	$7,081	$5	142	—
More than twelve months below amortized cost	8,875	—	501	—	6	1
Total	$257,655	$2,041	$7,582	$5	148	1
OTTI, by market sector, for impairments included in the Statements of Operations, were as follows at December 31:

	2017		2016
	Impairment	No. of Securities	Impairment	No. of Securities
Corporate securities	$257	1	$386	1

Selected Financial Data and Management's Discussion and Analysis

Refer to Note 4 of the audited GAAP Financial Statements for information regarding our cumulative impairments on fixed-maturity securities.
Financial instruments are carried at fair value on a recurring basis in the Company’s audited GAAP Financial Statements. We have analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3. See Note 6 of the audited GAAP Financial Statements for additional information.

	Total	Level 1	Level 2	Level 3
2017
Assets accounted for at fair value
Fixed-maturity - available-for-sale	$991,223	$77,660	$913,563	$—
Derivative assets	51,362	—	51,362	—
Equity securities, trading	8,826	8,826	—	—
Separate account assets	2,300,462	2,300,462	—	—
Total assets accounted for at fair value	$3,351,873	$2,386,948	$964,925	$—
Liabilities accounted for at fair value
Derivative liabilities	$21,105	$—	$21,105	$—
Reserves at fair value (1)	624,157	—	—	624,157
Total liabilities accounted for at fair value	$645,262	$—	$21,105	$624,157

	Total	Level 1	Level 2	Level 3
2016
Assets accounted for at fair value
Fixed-maturity - available-for-sale	$751,531	$49,217	$701,272	$1,042
Derivative assets	32,993	—	32,993	—
Equity securities, trading	7,539	7,539	—	—
Separate account assets	2,255,576	2,255,576	—	—
Total assets accounted for at fair value	$3,047,639	$2,312,332	$734,265	$1,042
Liabilities accounted for at fair value
Derivative liabilities	$15,416	$—	$15,416	$—
Reserves at fair value (1)	399,260	—	—	399,260
Total liabilities accounted for at fair value	$414,676	$—	$15,416	$399,260

(1) Reserves at fair value are reported in Account balances and future policy benefit reserves on the Balance Sheets.
Liquidity and Capital Resources
Overview
Liquidity and Capital Resources represent our overall financial strength and ability to generate cash flows from the business. The liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, maturities and sales of investments, reinsurance recoveries, and capital contributions from Allianz Life.
We do not utilize the capital markets as a source of capital. Should the need for capital arise, we may utilize our parent, Allianz Life, as an alternative source of funding. We have a line of credit agreement with Allianz Life to provide liquidity as needed. As of December 31, 2017 and December 31, 2016, there are no amounts outstanding under the line of credit agreement and no amounts have been borrowed during the years ended December 31, 2017 and 2016. If capital infusions are deemed necessary, we obtain prior approval through regulatory approval, as appropriate.

Selected Financial Data and Management's Discussion and Analysis

Financial Ratings and Strength
We received the following financial strength ratings as of December 31, 2017:

•	AM Best A+ (Superior)

•	S&P AA (Very Strong)
The financial strength ratings are influenced by many factors including the operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage, and exposure to risks.
Cash Flows
The following table sets forth information from our Statements of Cash Flows for the years ended December 31:

	Year ended December 31,
Consolidated Cash Flows	2017	2016	2015
Net cash provided by operating activities	$53,464	$25,723	$53,061
Net cash used in investing activities	(267,034)	(90,895)	(34,053)
Net cash provided by (used in) financing activities	176,439	102,980	(9,475)
Net change in cash and cash equivalents	$(37,131)	$37,808	$9,533
We have the funds necessary to meet capital requirements in the state of New York, and to support our operations.
The increase in net cash provided by operating activities in 2017 compared to 2016 is primarily a result of derivative impacts due to the increase in equity markets. The decrease in net cash provided by operating activities in 2016 compared to 2015 is driven by higher purchases (offset by higher sales) of trading securities.
The increase in cash flows used in investing activities in 2017 compared to 2016 was driven by higher net purchases of fixed-maturity securities due to the growing block of variable-indexed business. In 2016, the increase in cash flows used in investing activities was primarily driven by higher purchases of fixed-maturity securities compared to 2015 partially offset by the maturity of fixed-maturity securities compared to 2015.
The increase in cash provided by financing activities in 2017 compared to 2016 was driven by higher deposits due to the increase in production of the variable-indexed annuity. The increase in cash flows used in financing activities in 2016 compared to 2015 was driven by higher deposits and lower policyholder withdrawals.
Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk based capital (RBC) requirements that were developed by the National Association of Insurance Commissioners (NAIC). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeded required minimum thresholds as of December 31, 2017 and 2016.
Statutory Surplus and Dividends
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, deferred taxes, receivables (which are more than 90 days past due), reinsurance, and certain investments. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

Selected Financial Data and Management's Discussion and Analysis

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2017 and 2016 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,306 can be paid in 2018 without the approval of the New York Department of Financial Services (the Department). The Company paid no dividends and received no capital contributions in 2017, 2016 or 2015.
Commitments
The following table summarizes certain contractual obligations and the Company’s commitments by period as of December 31, 2017:

		In 1 year	after 1 year	After 3 years	After
	Total	or less	up to 3 years	up to 5 years	5 Years
Payments due
Policyholder liabilities	$1,109,226	$109,691	$196,108	$237,247	$566,180
Operating leases	61	24	37	—	—
Total payments due	$1,109,287	$109,715	$196,145	$237,247	$566,180
Policyholder liabilities include estimated claim and benefit, policy surrender and commission obligations offset by expected future deposits and premiums on in-force insurance policies and investment contracts in the Individual Annuity and Other segments. We have excluded the separate account liabilities as these obligations are legally insulated from general account obligations and will be fully funded by cash flows from separate account assets. The obligations have not been discounted to present value. Estimated claim and benefit obligations are based upon mortality, morbidity and lapse assumptions comparable to historical experience. The results are based on assuming market growth and interest crediting consistent with other valuation assumptions. In contrast to this table, the majority of our obligations are recorded on the Balance Sheets at current account values or other GAAP prescribed measurements that are not directly related to liability cash flows. These obligations do not incorporate an expectation on future market growth, interest crediting, or future deposits. Therefore, due to the significance of the assumptions used, the amounts presented could materially differ from actual results. Operating leases include non-cancelable obligations on certain office space and equipment.
Contingencies
The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet transactions, arrangements or other relationships that we believe would be reasonably likely to have a material effect on our liquidity or the requirements for capital resources.

Selected Financial Data and Management's Discussion and Analysis

We utilize exchange-traded futures to economically hedge certain product liabilities. Under this kind of transaction, we agree to purchase a specified number of contracts and settle the variation margin with the counterparty on a daily basis in an amount equal to the change in the market value of the underlying contracts from the close of the previous trading day. The parties with whom we enter into the exchange-traded futures contracts are regulated futures commissions merchants who are members of a trading exchange.
We are exposed to credit-related losses in the event of non-performance by counterparties under the terms of the futures contracts. We minimize counterparty credit risk by establishing relationships only with counterparties rated BBB+ and higher. Given the credit ratings of the counterparties with which we transact, we do not expect any counterparties to fail to meet their obligations. We also execute Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. As our futures transactions are executed through a regulated exchange, positions are marked-to-market and settled on a daily basis, and collateral is posted prior to execution of a transaction, we have minimal exposure to credit-related losses in the event of non-performance.
We are also required to post collateral for any futures and options contracts that are executed. The amount of collateral required is determined by the exchange on which the contract is traded. We generally post U.S. Government and acceptable corporate securities to satisfy this collateral requirement. Refer to Note 5 in the audited GAAP Financial Statements and Supplemental Schedules for additional information regarding derivative collateral posted.
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “plan,” “will,” “shall,” “may,” and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to update publicly or revise any forward-looking statements.
Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Reference Note 3 of the audited GAAP Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our pre-tax income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 basis points (bps). To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in fair value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would result in the decrease in the fair value of our fixed income assets of $29,928 based on our asset positions as of December 31, 2017.
We also examined the impact on pre-tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Note that all impacts referenced below reflect reserve changes net of economic hedge impact and DAC changes unless otherwise noted. Under this model, with all other factors being constant, we estimated that such a decline as of December 31, 2017, would cause our pre-tax income to decrease by $1,688 for the period ended December 31, 2017.

Selected Financial Data and Management's Discussion and Analysis

Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in pre-tax income from a hypothetical change in equity market prices of 15% at December, 31, 2017. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our pre-tax income to increase by $1,667, while an increase in equity market prices would cause our pre-tax income to decrease by $5,388 based on our equity exposure for the period ended December 31, 2017.
Adoption of New Financial Accounting Standards
See Note 2 – “Summary of Significant Accounting Policies” of the Company’s audited GAAP Financial Statements in Item 8 – Financial Statements of this prospectus for information related to recent accounting pronouncements.

Selected Financial Data and Management's Discussion and Analysis

Item 11(e).
Financial Statements meeting the requirements of S-X

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements and Supplemental Schedules
December 31, 2017 and 2016
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
To the Stockholder and Board of Directors
Allianz Life Insurance Company of New York:
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the “Company”) as of December 31, 2017 and 2016, the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes and financial statement schedules I, III, and IV (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three‑year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the Company’s auditor since 1980.
Minneapolis, Minnesota
March 29, 2018

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets (continued)
December 31, 2017 and 2016
(In thousands, except share data)

Assets	2017	2016
Investments:
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $966,168 and $734,957, respectively)	$991,223	751,531
Short-term securities	32,454	—
Policy loans	400	338
Derivatives assets	51,362	32,993
Equity securities, trading, at fair value (cost of $8,533 and $7,464, respectively)	8,826	7,539
Total investments	1,084,265	792,401
Cash and cash equivalents	37,849	74,980
Accrued investment income	9,826	14,926
Receivables (net of allowance for uncollectible accounts of $43 and $43, respectively)	8,303	14,666
Reinsurance and investment contract recoverables	4,305	4,097
Deferred acquisition costs	120,661	129,868
Net deferred tax asset	18,191	29,554
Other assets	18,732	21,600
Assets, exclusive of separate account assets	1,302,132	1,082,092
Separate account assets	2,300,462	2,255,576
Total assets	$3,602,594	3,337,668
Liabilities and Stockholder’s Equity
Policyholder liabilities:
Account balances and future policy benefit reserves (includes $468,987 and $222,139 measured at fair value under the fair value option at December 31, 2017 and 2016, respectively)	$1,093,780	879,251
Policy and contract claims	5,662	4,771
Unearned premiums	1,617	1,652
Other policyholder funds	1,612	94
Total policyholder liabilities	1,102,671	885,768
Derivative liabilities	21,105	15,416
Other liabilities	11,394	16,783
Liabilities, exclusive of separate account liabilities	1,135,170	917,967
Separate account liabilities	2,300,462	2,255,576
Total liabilities	3,435,632	3,173,543
Stockholder’s equity:
Common stock, $10 par value. Authorized, issued and outstanding 200,000 shares, at December 31, 2017 and 2016, respectively	2,000	2,000
Additional paid-in capital	72,500	72,500
Retained earnings	79,455	82,428
Accumulated other comprehensive income, net of tax	13,007	7,197
Total stockholder’s equity	166,962	164,125
Total liabilities and stockholder’s equity	$3,602,594	3,337,668

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Revenue:
Premiums and policy fees, net	$76,675	71,907	68,870
Interest and similar income, net	31,282	29,558	27,387
Change in fair value of assets and liabilities	(45,430)	(41,554)	11,373
Realized investment (losses) gains, net	(323)	(205)	583
Fee, commission, and other revenue	7,071	7,051	7,221
Total revenue	69,275	66,757	115,434
Benefits and expenses:
Policyholder benefits, net of recoveries	7,645	5,143	10,345
Change in fair value of annuity and life embedded derivatives	(21,109)	(13,191)	60,876
Net interest credited to account values	21,225	13,660	16,290
Net benefits and expenses	7,761	5,612	87,511
Commissions and other agent compensation	23,163	22,023	23,976
General and administrative expenses	18,224	17,925	17,816
Change in deferred acquisition costs, net	8,986	4,814	(8,165)
Total benefits and expenses	58,134	50,374	121,138
Income (loss) from operations before income taxes	11,141	16,383	(5,704)
Income tax expense (benefit)	14,114	2,943	(4,441)
Net (loss) income	$(2,973)	13,440	(1,263)

Supplemental disclosures:
Realized investment (losses) gains, net:
Total credit-related other-than-temporary impairment losses on securities	$(257)	(387)	(184)
Other net realized (losses) gains	(66)	182	767
Realized investment (losses) gains, net	$(323)	(205)	583

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Comprehensive Income (Loss)
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Net (loss) income	$(2,973)	13,440	(1,263)
Net unrealized gain (loss) on investments, net of shadow adjustments and deferred taxes	5,810	2,197	(11,656)
Total comprehensive income (loss)	$2,837	15,637	(12,919)

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Stockholder's Equity
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder's equity
2015:
Balance, beginning of year	$2,000	72,500	70,251	16,656	161,407
Comprehensive loss:
Net loss	—	—	(1,263)	—	(1,263)
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	(11,656)	(11,656)
Total comprehensive loss					(12,919)
Balance, end of year	$2,000	72,500	68,988	5,000	148,488
2016:
Balance, beginning of year	$2,000	72,500	68,988	5,000	148,488
Comprehensive income:
Net income	—	—	13,440	—	13,440
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	2,197	2,197
Total comprehensive income					15,637
Balance, end of year	$2,000	72,500	82,428	7,197	164,125
2017:
Balance, beginning of year	$2,000	72,500	82,428	7,197	164,125
Comprehensive income:
Net loss	—	—	(2,973)	—	(2,973)
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	5,810	5,810
Total comprehensive income					2,837
Balance, end of year	$2,000	72,500	79,455	13,007	166,962

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Cash Flows
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Cash flows provided by operating activities:
Net (loss) income	$(2,973)	13,440	(1,263)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Realized investment (losses) gains, net	372	115	(564)
Purchase of trading equity securities	(57,349)	(134,228)	(36,109)
Sale of trading equity securities	56,280	131,147	33,580
Change in annuity-related options, derivatives, and gross reserves	(9,510)	3,974	(12,437)
Deferred income tax expense (benefit)	8,895	2,922	(14,008)
Charges to policy account balances	(4,474)	(1,863)	(604)
Interest credited to policy account balances	54,837	25,624	17,342
Amortization and change in fair value	1,321	493	764
Change in:
Accrued investment income	5,100	(369)	(6,427)
Receivables and other assets	9,159	(686)	(5,751)
Reinsurance recoverable	(208)	(501)	(505)
Deferred acquisition costs	8,986	4,814	(8,165)
Future policy benefit reserves	(14,048)	(10,888)	70,637
Policy and contract claims	891	614	1,370
Unearned premiums	56	87	(9)
Other policyholder funds	1,518	(1,080)	(1,029)
Other assets and liabilities	(5,389)	(7,892)	16,239
Net cash provided by operating activities	53,464	25,723	53,061
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	(315,971)	(211,621)	(176,948)
Sale and other redemptions of available-for-sale fixed-maturity securities	61,548	112,237	113,930
Maturity of available-for-sale fixed-maturity securities	21,300	24,681	15,600
Purchase of derivative securities	(12,269)	(8,369)	(5,546)
Sale of derivative securities	10,874	(7,762)	5,205
Net change in short-term securities	(32,454)	—	13,728
Other, net	(62)	(61)	(22)
Net cash used in investing activities	(267,034)	(90,895)	(34,053)
Cash flows provided by (used in) financing activities:
Policyholders’ deposits to account balances	222,968	140,426	56,693
Policyholders’ withdrawals from account balances	(45,835)	(36,238)	(67,832)
Policyholders’ net transfers between account balances	(694)	892	1,031
Change in amounts drawn in excess of bank balances	—	(2,100)	633
Net cash provided by (used in) financing activities	176,439	102,980	(9,475)
Net change in cash and cash equivalents	(37,131)	37,808	9,533
Cash and cash equivalents at beginning of year	74,980	37,172	27,639
Cash and cash equivalents at end of year	$37,849	74,980	37,172

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(1)	Organization
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, individual long-term care (LTC), and group accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed and variable annuities. Accident and health business consists principally of LTC insurance. The Company has discontinued selling fixed annuity, life, and LTC products. The Company's primary distribution channel is through broker-dealers.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation
The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP).

(b)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2017 and 2016, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business
Investment products consist primarily of fixed and variable annuity products. Premium receipts are reported as deposits to the contractholders’ accounts or an establishment of future policy benefit reserves. Premiums and policy fees, net in the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance, all of which is net of reinsurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned revenue, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Unearned revenue is reported in Unearned premiums on the Balance Sheets. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed, variable, and certain life products are recorded at fair value and changes in value are included in Change in fair value of annuity and life embedded derivatives in the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance, net of reinsurance, and are included in Net interest credited to account values and Policyholder benefits, net of recoveries, respectively, within the Statements of Operations.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company offers a variable-indexed annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the variable investment option assets in the separate account. The insurance contracts’ reserves are reported in Account balances and future policy benefit reserves and the variable investment option assets within the separate account are reported in Equity securities, trading on the Balance Sheets. Assets backing the general account are primarily reported in Fixed-maturity securities, available-for-sale on the Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument at fair value through profit and loss and also requires that acquisition costs be recognized immediately in expense. See note 6 for further details regarding the valuation methodology of the variable-indexed annuity product.

(d)	Life and Accident and Health Insurance
Premiums on traditional life products are recognized as revenue over the premium-paying periods of the contracts when due from contractholders. Premium revenue generally exceeds expected policy benefits in the early years of the contracts and a reserve liability is established for costs and benefits that are expected to be paid in the later years of the contracts.
Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Investments
Fixed-Maturity Securities and Equity Securities
The Company has portfolios of fixed-maturity securities classified as “available-for-sale.” Accordingly, these securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income (AOCI) in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to deferred acquisition costs (DAC) and deferred sale inducements (DSI) represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.
The Company has a portfolio of equity securities classified as "trading". These securities are comprised of variable investment option assets within the separate account that relate directly to the variable-indexed annuity product. See note 2(c) for further detail regarding the presentation of this portfolio. These securities are carried at fair value, and related unrealized gains and losses are reflected in Change in fair value of assets and liabilities within the Statements of Operations. Dividends are accrued on the date they are declared.
The Company has portfolios of structured securities which include mortgage-backed securities and other asset-backed securities. Mortgage-backed securities are presented separately while other asset-backed securities are included within 'Corporate securities' within the the Notes to the Financial Statements. Structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Interest and similar income, net in the Statements of Operations.
The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company reviews the available-for-sale fixed-maturity investment portfolios to determine whether or not declines in fair value are other-than-temporary. In addition, the Company continually evaluates average amortized cost, fair value, credit quality, extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, and likelihood of recovery in a reasonable period of time. Based on this evaluation, the Company determines whether fixed-income securities are considered other-than-temporarily impaired. When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its internal and external investment managers have the intent to sell a security or a group of securities. The Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions are met, the Company must recognize an other-than-temporary impairment (OTTI) for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment (losses) gains, net in the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income (OCI), net of impacts to DAC, DSI, reserves, and deferred income taxes. For available-for-sale securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in the Statements of Comprehensive Income (Loss).
The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for fixed-maturity securities to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates.
The Company provides a supplemental disclosure within the Statements of Operations that presents the total OTTI losses recognized in earnings during the period. The supplemental disclosure excludes subsequent increases and decrease in the fair value of these securities.
Impairments in the value of securities held by the Company considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Statements of Operations. The Company adjusts DAC and DSI for impairments on securities, as discussed in their respective sections of this note.
Short-Term Securities
Short-term securities are comprised of fixed-maturity securities with an original maturity of twelve months or less and greater than three months when purchased. Short-term securities are carried at amortized cost, which approximates fair value due to their short-term nature.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Balance Sheets.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Variable Interest Entities
In the normal course of business, the Company enters into relationships with various entities that are deemed to be variable interest entities. A variable interest entity (VIE) is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. The Company consolidates a VIE if it is determined to be the primary beneficiary. Those entities which do not meet the requirements to be a VIE are voting interest entities (VOEs). The Company consolidates a VOE if it holds a voting interest that is greater than 50%.

(f)	Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are carried at fair value and the unrealized gains and losses are reflected in Change in fair value of assets and liabilities in the Statements of Operations.
Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts are reported at fair value in Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Changes in unrealized gains and losses on the OTC option contracts and incremental gains and losses from expiring contracts are recorded within Change in fair value of assets and liabilities in the Statements of Operations. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in Change in fair value of assets and liabilities in the Statements of Operations.
Interest Rate Swaps and Total Return Swaps
The Company utilizes interest rate swaps (IRS) and total return swaps (TRS) also to economically hedge market risks embedded in certain annuities. The IRS and TRS are reported at fair value in Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they were traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. The unrealized gains and losses as well as investment income and expenses on these derivatives are recorded in Change in fair value of assets and liabilities in the Statements of Operations.

(g)	Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, short-term government money market funds, overnight commercial paper, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(h)	Receivables
Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and the allowance for doubtful accounts is maintained based on the nature of the receivables, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(i)	Reinsurance
The Company cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in Premiums and policy fees, net, and Policyholder benefits, net of recoveries, respectively, in the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves and policy and contract claims covered under reinsurance contracts are recorded in Reinsurance and investment contract recoverables on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as Receivables on the Balance Sheets. Reinsurance and investment contract recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in Other liabilities on the Balance Sheets.
A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in Other liabilities on the Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period of the related reinsured policies. These amortized gains are recorded in Fee, commission, and other revenue in the Statements of Operations.

(j)	Deferred Acquisition Costs
Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For life and annuity products, with the exception of variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of expected future gross profits from investments and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investments and mortality, morbidity, and expense charges.
Acquisition costs for accident and health insurance policies are amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves.
DAC are reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC are capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.
Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which is referred to as DAC unlocking. In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may decrease the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in Change in deferred acquisition costs, net in the Statements of Operations.
Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in AOCI and are explained further in the Investments section of this note.
Adjustments may also be made to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities and realized gains and losses. Management action may result in assumption changes in the DAC models, such as adjustments to future estimated gross profits (EGP) and estimated gross revenues used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. See further discussion of DAC unlocking in note 9.
The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(k)	Deferred Sales Inducements
Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers an immediate bonus on certain annuity contracts which increases the account value at inception. These annuity sales inducements are deferred when credited to contractholders. DSI are reported in Other assets on the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI amortization is recorded in Policyholder benefits, net of recoveries within the Statements of Operations.
Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in AOCI and are explained further in the Investments section of this note.
Adjustments may also be made to DSI for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may result in assumption changes in the DSI models, such as adjustments to future EGP used, as well as policyholder changes, such as credited rate changes.

(l)	Income Taxes
The Company and the Company's parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company's post-1990 separate return tax liability.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported within the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized within operations in the period that includes the enactment date. Subsequent changes in deferred tax assets and liabilities are recognized in operations or OCI, depending on the nature of the underlying temporary difference. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time. See note 11 for further details.

(m)	Separate Account and Annuity Product Guarantees
The Company issues variable annuity contracts through its separate account for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable-indexed annuity contracts to its customers. These products have investment options similar to fixed-indexed annuities, but allow contractholders to invest in a variety of variable separate account investment options. The Company recognizes gains or losses on transfers from the general account to the separate account at fair value to the extent of contractholder interests in the separate account, which are offset by changes in contractholder liabilities. The Company issues variable annuity and previously issued life contracts through its separate account where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). The investments backing the guarantees are held in the general account. These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, exercise of the living withdrawal benefit, or at specified dates during the accumulation period.
Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets.Amounts charged to the contractholders for mortality and contract maintenance are included in Premiums and policy fees, net in the Statements of Operations. Administrative and other services are included in Fee, commission, and other revenue in the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Accounting Standards Codification (Codification) and are included in Policyholder benefits, net of recoveries in the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives in the Statements of Operations.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.
The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•
Rollup – Provides an annuitization value equal to the greater of account value or premiums adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Policyholder benefits, net of recoveries in the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.
The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.
The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (either simple or compound interest, depending on the contract). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The GMAB and GMWB liabilities are determined each period as the difference between the present value of the expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra liability). If the sum of the total embedded derivative balance is negative, the Company will reclassify the balance as an asset on the Balance Sheets. This methodology will also be applied to the fixed-indexed benefit. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Change in fair value of annuity and life embedded derivatives in the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.
GMAB cash flows are discounted using a rate equal to current month’s London Interbank Offered Rate (LIBOR) plus a Company specific spread. The expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations and all cash flows are then discounted to the current date using LIBOR plus a Company specific spread.
The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(n)	Account Balances and Future Policy Benefit Reserves
The Company establishes liabilities for amounts payable to policyholders associated with annuity, life insurance, and LTC policies sold. Policy and contract account balances for universal life products are carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is accounted for as an interest-bearing debt instrument. The index benefit is valued at fair value using current capital market assumptions, such as market index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon assumptions of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.
Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.
Contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits or gross revenues for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as market index and volatility, along with estimates of future contractholder behavior.
Contract account balances for variable-indexed annuity products are measured at fair value, floored at the current contract value. The fair value measurement uses current capital market assumptions, such as market index and volatility, to estimate future index levels. The contract valuation is also dependent upon estimates of future contractholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about contractholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities. However, if the accumulated contract account value exceeds the calculated fair value, the Company records the contract account balances at their current contract value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.3% to 6.0%.
Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions at the time of issue for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.
An additional LTC reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the current accrual period without provisions for adverse deviation.

(o)	Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(p)	Prescribed and Permitted Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not have any permitted or prescribed practices in effect that had an impact on net income or statutory surplus as of December 31, 2017.

(q)	Recently Issued Accounting Pronouncements – Adopted
In October 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-17, Consolidation: Interests Held through Related-Parties that are under Common Control, to require a reporting entity to include all of its direct variable interests in a VIE, and on a proportionate basis, its indirect variable interests in a VIE held through related parties, including related parties that are under common control with the reporting entity, when determining whether the reporting entity is the primary beneficiary of the VIE, and therefore required to consolidate the VIE. The amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The amendments in this update do not have an impact on the Financial Statements.
In March 2016, the FASB issued ASU 2016-06, Contingent Put and Call Options in Debt Instruments, to provide clarifying guidance regarding the assessment of whether contingent call or put options on debt instruments are clearly related to their debt hosts. The amendments in this update eliminate diversity in practice in assessing embedded contingent call and put options in debt instruments by requiring an entity to make the assessment solely with the four-step decision process. The amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The amendments in this update do not have an impact on the Financial Statements.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(r)	Recently Issued Accounting Pronouncements – To Be Adopted
The FASB issued the following updates as part of their comprehensive new revenue recognition standard:

•
ASU 2014-09, Revenue from Contracts with Customers. This update defines the new standard for recognizing revenue from contracts when goods and services are transferred to a customer in exchange for payment. The model requires 1) identifying contracts with a customer; 2) identifying separate performance obligations; 3) determining the transaction price; 4) allocating the transaction price to the separate performance obligations; and 5) recognizing revenue when (or as) the entity satisfies a performance obligation. The revenue recognition standard does not apply to financial instruments or to insurance contracts. However, the standard will require significantly more disclosures about items that are recorded under the new revenue recognition model. The amendments in this update are effective for fiscal years beginning after December 15, 2017.

•
ASU 2016-08, Revenue Recognition - Principal versus Agent (reporting revenue gross versus net). This update adds clarifications to the principal versus agent guidance contained within ASU 2014-09 and provides guidance to aid in the assessment of control. Under the new guidance, an entity that controls the specified good or services before it is transferred to a customer is considered a principal and will recognize revenue on a gross basis. The amendments in this update are effective concurrently with ASU 2014-09.

•
ASU 2016-12, Revenue Recognition - Narrow-scope Improvements and Practical Expedients. This update provides clarifying guidance impacting several areas of the new standard, including noncash consideration and assessing collectibility. The amendments in this update are effective concurrently with ASU 2014-09.

•
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. This update makes various minor clarifications to the guidance issued in ASU 2014-09. The amendments in this update are effective concurrently with ASU 2014-09.

The Company does not have significant sources of revenue outside insurance contracts and investments, which are specifically excluded from the scope of the new revenue recognition standard. Company revenue within the scope of the new standard includes fee and commission income, which under previous guidance requires revenue recognition when it is earned and realized/realizable including consideration of when it is fixed or determinable. Fee and commission income is recorded in Fee, commission, and other revenue in the Statements of Operations. Under the new standard, the Company will be required to recognize fee and commission income when the intermediary has satisfied its performance obligation (provision of placement services) and the customer has contractually agreed to the terms of the insurance policy so long as it is probable that the agreement will not be subject to reversal. While fee and commission income is not material to the Company’s overall revenue, this source of revenue was evaluated pursuant to the new revenue recognition standard and recognition has remained unchanged.
In February 2018, the FASB issued ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which permits stranded tax effects resulting from the passing of H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 (Tax Act of 2017), to be reclassified to retained earnings. The amendments in this update are effective for fiscal years and interim periods beginning after December 15, 2018, with early adoption permitted. Upon adoption, the Company expects the amendments in this update will decrease Retained earnings as of January 1, 2018 by approximately $2,279 with a corresponding increase to AOCI.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities. The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. The amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash, to require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash and restricted cash equivalents. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have an impact on the Financial Statements.
In October 2016, the FASB issued ASU 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other than Inventory, to require entities to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when it is sold externally. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have an impact on the Financial Statements.
In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, to clarify or provide additional guidance regarding eight specific cash flow issues. These issues address the following topics: 1) debt prepayment or debt extinguishment costs; 2) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; 3) contingent consideration payments made after a business combination; 4) proceeds from the settlement of insurance claims; 5) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; 6) distributions received from equity method investees; 7) beneficial interests in securitization transactions; and 8) separately identifiable cash flows and application of the predominance principle. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have a material impact on the Financial Statements.
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, to replace the existing incurred loss impairment model with a new methodology that reflects expected credit losses and requires the entity to consider more information to develop credit loss estimates. The amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted after December 15, 2018. The Company is currently assessing the impact of the amendments in this update.
In February 2016, the FASB issued ASU 2016-02, Leases, to require that the lessee recognize a right-of-use asset and a lease liability for all leases. There continues to be a distinction between finance leases and operating leases; however, operating leases will now require that the lease assets and liabilities be recognized in the statement of financial position. Lessor accounting remains largely unchanged. The amendments in this update are effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company is currently assessing the impact of the amendments in this update. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.
In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, to make various targeted improvements to the accounting for financial instruments, especially equity investments. In particular, the amendments in this update provide improvements to recognition, measurement, presentation and disclosure guidance. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.

(s)	Accounting Changes
There were no accounting changes made by the Company during the year ended December 31, 2017.

(t)	Reclassifications
Certain amounts in the prior years' Financial Statements and related footnotes thereto have been reclassified to conform to the current year presentation.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(3)	Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk
Credit risk is the risk that issuers of fixed-rate and variable-rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swap of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)	Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(c)	Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.

(d)	Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through economic interest rate hedges.

(e)	Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Allianz Life monitors the impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) an integrated risk and control system is performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(g)	Legal/Regulatory Risk
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.
The Company actively monitors all market-related exposure and participates in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.

(h)	Ratings Risk
Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(i)	Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.

(j)	Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.

(k)	Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, email and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

(4)	Investments

(a)	Fixed-Maturity Securities
At December 31, 2017 and 2016, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2017:
Fixed-maturity securities, available-for-sale:
U.S. government	$77,857	253	450	77,660
States and political subdivisions	10,502	503	—	11,005
Foreign government	2,984	—	51	2,933
Corporate securities	615,077	28,056	2,258	640,875
Mortgage-backed securities	259,748	1,825	2,823	258,750
Total fixed-maturity securities, available-for-sale	$966,168	30,637	5,582	991,223

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2016:
Fixed-maturity securities, available-for-sale:
U.S. government	$48,676	644	103	49,217
States and political subdivisions	10,546	285	187	10,644
Corporate securities	491,518	21,500	3,739	509,279
Mortgage-backed securities	184,217	1,732	3,558	182,391
Total fixed-maturity securities, available-for-sale	$734,957	24,161	7,587	751,531
At December 31, 2017 and 2016, the Company did not have any OTTI losses in AOCI.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The net unrealized gains (losses) on available-for-sale securities consist of the following at December 31:

	2017	2016	2015
Fixed-maturity securities, available-for-sale:	$25,055	16,574	13,608
Adjustments for:
Shadow adjustments	(5,704)	(5,501)	(5,916)
Deferred taxes	(6,344)	(3,876)	(2,692)
Net unrealized gains (losses)	$13,007	7,197	5,000
The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2017, by contractual maturity, are shown below:

	Amortized cost	Fair value
Fixed-maturity securities, available-for-sale:
Due in one year or less	$39,718	40,248
Due after one year through five years	283,071	287,678
Due after five years through ten years	238,451	240,552
Due after ten years	140,938	159,567
Structured securities	263,990	263,178
Total fixed-maturity securities, available-for-sale	$966,168	991,223
Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed-maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities are shown separately, as they are not due at a single maturity.
As of December 31, 2017 and 2016, investments with a fair value of $1,688 and $1,699, respectively were held on deposit as required by statutory regulations.
The Company’s fixed-maturity security portfolios include mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses
The following table summarizes the fair value and related unrealized losses on available-for-sale securities that have been in a continuous loss position for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2017:
Fixed-maturity securities, available-for-sale:
U.S. government	$34,218	400	1,986	50	36,204	450
Foreign government	2,933	51	—	—	2,933	51
Corporate securities	116,272	1,035	41,688	1,223	157,960	2,258
Mortgage-backed securities	90,852	677	54,608	2,146	145,460	2,823
Total temporarily impaired securities	$244,275	2,163	98,282	3,419	342,557	5,582

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2016:
Fixed-maturity securities, available-for-sale:
U.S. government	$11,713	103	—	—	11,713	103
States and political subdivisions	4,286	187	—	—	4,286	187
Corporate securities	132,387	3,313	7,253	426	139,640	3,739
Mortgage-backed securities	102,435	3,483	1,622	75	104,057	3,558
Total temporarily impaired securities	$250,821	7,086	8,875	501	259,696	7,587
As of December 31, 2017 and 2016, there were 160 and 149 available-for-sale fixed-maturity security holdings that were in an unrealized loss position, respectively.
As of December 31, 2017 and 2016, of the total amount of unrealized losses, $5,498 or 98.6% and $7,250 or 95.6%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standards and Poor’s (S&P), or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

(c)	OTTI Losses
The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2017	2016
Balance as of January 1	$—	—
Additions for credit impairments recognized on:
Securities not previously impaired	257	387
Reductions for credit impairments previously on:
Securities that matured, were sold, or were liquidated during the period	(257)	(387)
Balance as of December 31	$—	—

(d)	Realized Investment Gains (Losses)
Gross and net realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2017	2016	2015
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$52	1,130	895
Gross losses on sales and exchanges	(167)	(949)	(133)
OTTI	(257)	(387)	(184)
Net gains (losses) on available-for-sale securities	(372)	(206)	578
Other	49	1	5
Net realized investment gains (losses)	$(323)	(205)	583

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Proceeds from sales of available-for-sale securities for the years ended December 31 are presented in the following table:

	2017	2016	2015
Available-for-sale securities:
Fixed-maturity	$16,917	59,031	54,740

(e)	Trading Gains and Losses
The Company recognized unrealized gains (losses) of $248, $136, and $(19) during 2017, 2016, and 2015, respectively, on trading securities still held at the reporting date. The Company did not recognize any gains or losses on trading securities sold during 2017, 2016, and 2015.

(f)	Interest and Similar Income
Major categories of Interest and similar income, net, for the respective years ended December 31 are shown below:

	2017	2016	2015
Interest and similar income:
Available-for-sale fixed-maturity securities	$31,442	30,189	27,699
Trading securities	34	16	24
Policy loans	22	22	18
Short-term securities and cash and cash equivalents	631	165	24
Total	32,129	30,392	27,765
Less: Investment expenses	847	834	378
Total interest and similar income, net	$31,282	29,558	27,387

(g)	Variable Interest Entities
The Company invests in structured securities which represent interests in VIEs. The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. The Company has concluded that it is not the primary beneficiary for any of the VIEs invested in by the Company as of December 31, 2017 and 2016.
The carrying amount and maximum exposure to loss relating to VIEs in which the Company is not deemed to be the primary beneficiary as of December 31were as follows:

	2017		2016
	Carrying amount	Maximum exposure to loss (1)	Carrying amount	Maximum exposure to loss (1)
Fixed-maturity securities, available-for-sale:
Corporate securities	$4,428	4,428	5,700	5,700
Mortgage-backed securities	258,750	258,750	182,391	182,391
Total fixed-maturity securities, available-for-sale	$263,178	263,178	188,091	188,091

(1) The maximum exposure to loss is equal to the carrying amount for Fixed-maturity securities, available-for-sale.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(5)	Derivatives and Hedging Instruments
Derivatives held by the Company do not qualify for hedge accounting treatment.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate and are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s freestanding derivative instruments reported on the Balance Sheets as of December 31:

	2017			2016
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Futures	$251,599	$—	—	165,112	—	—
OTC options	1,524,075	46,100	(20,943)	1,480,324	27,147	(14,073)
IRS	273,000	5,262	(162)	502,000	5,846	(1,343)
TRS	11,000	—	—	23,000	—	—
Total freestanding derivative instruments		$51,362	(21,105)		32,993	(15,416)

(1) Notional amounts are presented on a gross basis.
Derivative Collateral Management
The Company manages separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2017 and 2016, had a fair value of $60,669 and $55,611, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The Company has no collateral posted for OTC derivatives as of December 31, 2017 and 2016. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.
Embedded Derivatives
The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives within the Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Balance Sheets.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Certain fixed-indexed annuity products and universal life policies include equity-indexed features, which are separated as an embedded derivative, and referred to as a market value liability option (MVLO). This embedded derivative is reported within Account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives within the Statements of Operations.
The following table presents a summary of the fair values of the Company’s embedded derivative instruments reported on the Balance Sheets as of December 31:

	2017	2016
GMWB	$(127,945)	(144,631)
GMAB	(10,518)	(16,594)
MVLO	(16,707)	(15,896)
Total embedded derivative instruments	$(155,170)	(177,121)
The following table presents the gains or losses recognized in income on the various nonqualifying freestanding derivative instruments and embedded derivatives:

		Amount of gain (loss) on derivatives recognized for the years ended December 31,
	Location in the Statements of Operations	2017	2016	2015
GMWB	Change in fair value of annuity and life embedded derivatives	$16,686	2,659	(54,413)
GMAB	Change in fair value of annuity and life embedded derivatives	6,062	8,844	(11,755)
MVLO	Change in fair value of annuity and life embedded derivatives	(1,639)	1,688	5,292
	Total change in fair value of annuity and life embedded derivatives	21,109	13,191	(60,876)
Futures	Change in fair value of assets and liabilities	(32,763)	(32,111)	(11,861)
OTC options	Change in fair value of assets and liabilities	10,706	(4,497)	692
IRS	Change in fair value of assets and liabilities	10,133	5,690	23,296
TRS	Change in fair value of assets and liabilities	(28)	1,105	—
	Total change in fair value of assets and liabilities	(11,952)	(29,813)	12,127
MVLO	Premiums and policy fees, net	788	745	534
MVLO	Policyholder benefits, net of recoveries	40	196	127
	Total derivative gain (loss), net	$9,985	(15,681)	(48,088)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Offsetting Assets and Liabilities
Certain financial instruments and derivative instruments are eligible for offset on the Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Balance Sheets.
The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2017
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral (received) / pledged	Net amounts
Derivative assets	$51,362	—	51,362	(21,105)	(28,732)	1,525
Derivative liabilities	(21,105)	—	(21,105)	21,105	—	—
Net derivatives	$30,257	—	30,257	—	(28,732)	1,525

	December 31, 2016
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral (received) / pledged	Net amounts
Derivative assets	$32,993	—	32,993	(15,416)	(10,674)	6,903
Derivative liabilities	(15,416)	—	(15,416)	15,416	—	—
Net derivatives	$17,577	—	17,577	—	(10,674)	6,903

(1) Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheet.

In the tables above, the gross amounts of assets or liabilities as presented on the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral.

(6)	Fair Value Measurements
The Fair Value Measurement Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2017
	Total	Level 1	Level 2	Level 3
Assets
Fixed-maturity securities, available-for-sale:
U.S. government	$77,660	77,660	—	—
States and political subdivisions	11,005	—	11,005	—
Foreign government	2,933	—	2,933	—
Corporate securities	640,875	—	640,875	—
Mortgage-backed securities	258,750	—	258,750	—
Derivative assets	51,362	—	51,362	—
Equity securities, trading	8,826	8,826	—	—
Separate account assets	2,300,462	2,300,462	—	—
Total assets	$3,351,873	2,386,948	964,925	—
Liabilities
Derivative liabilities	$(21,105)	—	(21,105)	—
Reserves at fair value (1)	(624,157)	—	—	(624,157)
Total liabilities	$(645,262)	—	(21,105)	(624,157)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Total	Level 1	Level 2	Level 3
Assets
Fixed-maturity securities, available-for-sale:
U.S. government	$49,217	49,217	—	—
States and political subdivisions	10,644	—	10,644	—
Corporate securities	509,279	—	508,237	1,042
Mortgage-backed securities	182,391	—	182,391	—
Derivative assets	32,993	—	32,993	—
Equity securities, trading	7,539	7,539	—	—
Separate account assets	2,255,576	2,255,576	—	—
Total assets	$3,047,639	2,312,332	734,265	1,042
Liabilities
Derivative liabilities	$(15,416)	—	(15,416)	—
Reserves at fair value (1)	(399,260)	—	—	(399,260)
Total liabilities	$(414,676)	—	(15,416)	(399,260)

(1) Reserves at fair value are reported in Account balances and future policy benefit reserves on the Balance Sheets.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities
The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
At December 31, 2017 and 2016, private placement securities of $0 and $1,042, respectively, were included in Level 3. Internal pricing models based on market proxy spread and U.S. Treasury rates are used to value these holdings.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(b)	Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(c)	Valuation of Separate Account Assets
Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate account are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on net asset values that are quoted as prices (unadjusted) in an active, observable market. Additionally, the separate account holds certain money market funds which are also included in Level 1 because their fair value is based on quoted prices (unadjusted) in an active, observable market.

(d)	Valuation of Reserves at Fair Value
Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity and life products, certain variable annuity riders and variable-indexed annuity products. Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. The fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.
The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.
The fair value of the embedded derivative contained in the fixed-indexed universal life insurance products is the amount of the current year’s option value in excess of a fixed crediting valuation over the remainder of the policy year. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.
The Company issues certain variable annuity products with GMWB and GMAB riders. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable market interest rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, premium persistency, and future equity index caps or participation rates. The establishment of the risk margin requires the use of significant management judgment. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income.
The Company elected the fair value option for insurance contracts related to the variable-indexed annuity product. The fair value is calculated internally using the present value of future expected cash flows, floored at the current contract value. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using the appropriate discount factors adjusted for nonperformance risk on the noncollateralized portions of the contract.

(e)	Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	2017
	Fixed-maturity securities, Corporate securities	Derivative assets	Derivative liabilities	Reserves at fair value (1)
Balance, beginning of year	$1,042	—	—	(399,260)
Total realized/unrealized gains (losses) included in:
Net income (loss)	17	1,036	(1,063)	(22,738)
Other comprehensive income (loss)	(42)	—	—	—
Purchases and issuances	—	—	—	(222,727)
Sales and settlements	(1,017)	(1,036)	1,063	20,568
Balance, end of year	$—	—	—	(624,157)

Gains (losses) included in net income related to financial instruments still held at the end of the year	$—	—	—	(22,738)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Fixed-maturity securities, Corporate securities	Derivative assets	Derivative liabilities	Reserves at fair value (1)
Balance, beginning of year	$1,047	—	—	(265,884)
Total realized/unrealized gains (losses) included in:
Net income (loss)	—	7,774	(7,189)	(8,708)
Other comprehensive income (loss)	(5)			—
Purchases and issuances	—			(140,054)
Sales and settlements	—	(7,774)	7,189	15,386
Balance, end of year	$1,042	—	—	(399,260)

Gains (losses) included in net income related to financial instruments still held at the end of the year	$—	—	—	(8,708)

(1) The Company classifies realized and unrealized gains (losses) on Reserves at fair value as unrealized gains (losses) for purposes of disclosure in this table because the Company monitors Reserves at fair value as a whole unit and does not track realized gains (losses) on a contract-by-contract basis.

(f)	Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the end of the period in which the change occurs.
There were no transfers of securities into or out of Level 3 for the years ended December 31, 2017 and 2016. In addition, there were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2017 and 2016.

(g)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

	2017
	Fair value	Valuation technique	Unobservable input	Range (weighted average)
Reserves at Fair Value:
MVLO	$(16,707)	Discounted cash flow	Annuitizations	0 - 25%
			Surrenders	0 - 25%
			Mortality *	0 - 100%
			Withdrawal Benefit Election	0 - 50%
GMWB and GMAB	(138,463)	Discounted cash flow	Surrenders	0.5% - 35%
			Mortality *	0% - 100%
Variable-indexed annuity	(468,987)	Contract value	N/A **	N/A**

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Fair value	Valuation technique	Unobservable input	Range (weighted average)
Fixed-maturity securities:
Available-for-sale:
Corporate securities	$1,042	Discounted cash flow	Option adjusted spread ***	72 (72)
Reserves at Fair Value:
MVLO	(15,896)	Discounted cash flow	Annuitizations	0 – 25%
			Surrenders	0 – 25%
			Mortality *	0 – 100%
			Withdrawal Benefit Election	0 – 50%
GMWB and GMAB	(161,225)	Discounted cash flow	Surrenders	0.5 – 35%
			Mortality *	0 – 100%
Variable-indexed annuity	(222,139)	Contract value	N/A **	N/A **

* Mortality assumptions are derived from the Annuity 2000 Mortality Table. See note 12 for further discussion.
** Unobservable inputs are not applicable as the fair value of the variable-indexed annuity reserve is floored at contract value.
*** No range is applicable due to only one security within classification.

(h)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Fixed-maturity securities: The primary unobservable input used in the discounted cash flow model is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
Reserves at fair value: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)	Nonrecurring Fair Value Measurements
Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no nonrecurring fair value adjustments recorded in 2017, 2016, or 2015.

(j)	Fair Value of Financial Instruments Carried at Other Than Fair Value
The following table presents the carrying amount and fair value of certain financial instruments that are not reported at fair value at December 31:

	2017
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets
Policy loans	$400	—	400	—	400
Short-term securities	32,454	32,454	—	—	32,454
Cash equivalents	37,204	37,204	—	—	37,204
Financial liabilities
Investment contracts	(423,710)	—	—	(423,874)	(423,874)
Separate account liabilities	(2,300,462)	(2,300,462)	—	—	(2,300,462)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets
Policy loans	$338	—	338	—	338
Cash equivalents	56,714	56,714	—	—	56,714
Financial liabilities
Investment contracts	(448,009)	—	—	(448,876)	(448,876)
Separate account liabilities (1)	(2,255,576)	(2,255,576)	—	—	(2,255,576)

(1) The previously issued 2016 Financial Statements improperly disclosed Separate account liabilities as a financial instrument measured at fair value on a recurring basis. Separate account liabilities has been corrected in the above table to conform with current year presentation as it is carried at other than fair value.

Policy loans are supported by the underlying cash value of the policies and are carried at unpaid principal balances plus accrued investment income. As policy loans function like demand deposits, the current carrying value is the only market price at which the transaction could be settled. Due to the lack of an active market and uncertainty on receiving contractual cash flows, the Company believes the carrying value approximates fair value.
The carrying value of the Company's short-term securities is considered a reasonable estimate of fair value due to their short-term maturities.
Cash equivalents include short-term, highly liquid debt instruments purchased with an original maturity of three months or less, short-term government money market funds, and overnight commercial paper. Due to the short-term nature of these investments, carrying value is deemed to approximate fair value. The fair value of the cash equivalents is based on quoted market prices.
Investment contracts include certain reserves related to annuity and life products. These reserves are included in Account balances and future policy benefit reserves on the Balance Sheets. The fair values of the investment contracts are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs.
Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. As such, the carrying value is deemed to approximate fair value.

(7)	Financing Receivables
The Company’s financing receivables are comprised of nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. For additional information, see receivables section of note 2.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Credit Quality Indicators
The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of the agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2017			2016
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$52	48	100	43	54	97
Allowance for credit losses	(40)	—	(40)	(43)	—	(43)
Net nontrade receivables	$12	48	60	—	54	54
Rollforward of Allowance for Credit Losses
In 2017 and 2016, the Company reevaluated the allowance related to the financing receivable and changed the provision by $(3) and $10, respectively.
Past-Due Aging Analysis
Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Current	Total
2017	$26	1	40	67	32	99
2016	22	1	43	66	31	97
As of December 31, 2017 and 2016, the Company’s financing receivables did not include any balances which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(8)	Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life and accident and health businesses, as well as businesses the Company has chosen to exit.
In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term and coinsurance. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2017 and 2016.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on premiums is disclosed in Schedule IV in the Financial Statements.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The effect of reinsurance on benefits for the respective years ended December 31 is shown below:

	2017	2016	2015
Direct benefits
Life	$630	659	860
Annuities	1,869	2,432	81,687
Accident and health	6,203	3,620	6,220
Total direct benefits	8,702	6,711	88,767
Less: Ceded to other companies
Life	354	535	412
Accident and health	587	564	844
Total ceded to other companies	941	1,099	1,256
Total benefits	$7,761	5,612	87,511
Components of the Company's reinsurance and investment contract recoverables as of December 31 are shown below:

	2017	2016
Life	$178	337
Accident and health	4,127	3,760
Total reinsurance and investment contract recoverables	$4,305	4,097
The Life, Annuities, and Accident and health categories presented in the tables above are prescribed splits based on product and will differ from the results of the segments disclosed within note 19.
The Company did not write off any uncollectible recoverables during 2017 or 2016.

(9)	Deferred Acquisition Costs
DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2017	2016	2015
Balance, beginning of year	$129,868	134,374	118,319
Capitalization	2,650	6,406	13,531
Interest	6,184	6,471	6,197
Amortization	(17,820)	(17,691)	(11,563)
Change in shadow DAC	(221)	308	7,890
Balance, end of year	$120,661	129,868	134,374
The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the operations of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during the years ended December 31 is as follows:

	2017	2016	2015
Assets:
DAC	$(849)	(1,030)	2,641
DSI	(141)	(212)	337
Total increase (decrease) in assets	(990)	(1,242)	2,978
Liabilities:
Account balances and future policy benefit reserves	(1,910)	(1,954)	5,867
Unearned premiums	—	4	40
Total increase (decrease) in liabilities	(1,910)	(1,950)	5,907
Net increase (decrease) in income before taxes	$920	708	(2,929)

(10)	Deferred Sales Inducements
DSI at December 31 and the changes in the balance for years then ended are as follows:

	2017	2016	2015
Balance, beginning of year	$19,880	21,148	19,510
Capitalization	111	566	1,492
Amortization	(2,795)	(2,939)	(2,924)
Interest	925	1,004	1,020
Change in shadow DSI	(72)	101	2,050
Balance, end of year	$18,049	19,880	21,148
See note 9 for impacts of unlocking relating to DSI.

(11)	Income Taxes

(a)	Income Tax Expense (Benefit)
Total income tax expense for the years ended December 31 is as follows:

	2017	2016	2015
Income tax expense (benefit) attributable to operations:
Current tax expense (benefit)	$5,219	21	9,567
Deferred tax expense (benefit)	8,895	2,922	(14,008)
Total income tax expense (benefit) attributable to net income (loss)	14,114	2,943	(4,441)
Income tax effect on AOCI:
Attributable to unrealized gain (loss) on:
Investments	2,468	1,184	(6,277)
Total income tax effect on equity	$16,582	4,127	(10,718)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)
Income tax expense (benefit) computed at the statutory rate of 35% varies from Income tax (benefit) expense reported in the Statements of Operations for the respective years ended December 31 as follows:

	2017	2016	2015
Income tax expense computed at the statutory rate	$3,899	5,734	(1,996)
Dividends-received deductions and tax-exempt interest	(2,298)	(2,803)	(2,455)
Deferred tax revaluation due to tax rate change (1)	12,556	—	—
Other	(43)	12	10
Income tax expense (benefit) as reported	$14,114	2,943	(4,441)

(1) On December 22, 2017, the United States passed the Tax Act of 2017 which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Balance Sheets were revalued to reflect the reduction in the future corporate tax rate.

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet
Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). The net deferred tax asset (liability) on the Balance Sheets at December 31 is as follows:

	2017	2016
Deferred tax assets:
Policy reserves	$138,726	151,608
Expense accruals	—	711
Total deferred tax assets	138,726	152,319
Deferred tax liabilities:
Policy reserves	(2,536)	—
Deferred acquisition costs	(22,783)	(41,247)
Due and deferred premium	(7)	(13)
Net unrealized gains on investments	(5,261)	(5,801)
Investment income	(89,931)	(75,704)
Expense accruals	(17)	—
Total deferred tax liabilities	(120,535)	(122,765)
Net deferred tax asset (liabilities)	$18,191	29,554
As a result of the enactment of the Tax Act of 2017, the Company was required to revalue the deferred taxes for Policy reserves held. As the effect from the Policyholder reserves revaluation will be recognized in taxable income on a straight-line basis over the next eight year period beginning January 1, 2018, a deferred tax liability is recognized in the same amount as the deferred tax asset. Both the deferred tax asset and liability are recorded as of December 31, 2017 and are presented on a gross basis in the table above.
Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Income taxes (received)/paid by the Company were $(248), $9,714, and $4,405, in 2017, 2016, and 2015, respectively. At December 31, 2017 and 2016, respectively, the Company had a tax (receivable)/payable from AZOA of $(5,648) and $180 reported in Other assets or Other liabilities on the Balance Sheets.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2014, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved amended returns filed by AZOA for the 2011 tax year. This examination concluded in October 2017 with the Internal Revenue Service accepting the amended returns as filed. The Internal Revenue Service has also initiated examinations of AZOA’s 2015 and 2016 income tax returns.
In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2017 and 2016. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.
The Company recognizes the changes in unrecognized tax benefits and related accrued interest and penalties in federal income tax expense. The Company did not recognize any expense related to interest and penalties at December 31, 2017 and 2016.

(12)	Separate Account and Annuity Product Guarantees
The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2017 and 2016:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 6.5% in 2017 and 2016.

•	Volatility assumption of 13.4% in 2017 and 2016.

•
For 2017 and 2016, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors.

•	Lapse rates vary by contract type and duration. As of December 31, 2017 and 2016, spike rates could approach 60% and 40%, respectively, with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (see mean investment performance assumption above), less the applicable mortality and expense rate.

•	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.
The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2017 and 2016:

•	1000 stochastically generated investment performance scenarios.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

•    Market volatility assumptions vary by fund type and grade from a current volatility number to long-term assumptions over one year as shown below:

	2017		2016
Fund index type	Current volatility	Long-term forward volatility	Current volatility	Long-term forward volatility
Large cap	13.4%	18.0%	16.3%	18.1%
Bond	3.4	3.9	3.4	3.9
International	13.7	21.2	16.8	21.4
Small cap	17.4	21.5	20.3	21.5

•
For 2017 and 2016, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors.

•	Lapse rates vary by contract type and duration. As of December 31, 2017 and 2016, spike rates could approach 60% and 40%, respectively, with an ultimate rate around 15%.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Guaranteed minimum benefits for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2017			2016
	Account value	Net amount at risk	Weighted age (years)	Account value	Net amount at risk	Weighted age (years)
GMDB:
Return of premium	$2,108,179	1,143	64	1,816,268	7,444	63
Ratchet and return of premium	620,716	3,720	66	620,999	20,606	66
Reset	81,771	475	77	84,191	692	76
Total	$2,810,666	5,338		2,521,458	28,742
GMIB:
Return of premium	$6,632	113	69	7,717	133	68
Ratchet and rollup	116,275	16,403	66	128,150	25,900	65
Total	$122,907	16,516		135,867	26,033
GMAB:
Five years	$17,173	5	70	17,899	61	70
Target date retirement-7 year	42,606	12	65	44,589	69	64
Target date retirement-10 year	16,187	37	65	19,140	331	64
Target date with management levers	380,541	1,346	65	385,249	8,501	64
Total	$456,507	1,400		466,877	8,962
GMWB:
No living benefit	$61,262	—	68	61,926	—	68
Life benefit with optional reset	70,125	3,884	73	72,366	6,887	72
Life benefit with 8% rollup	27,283	4,380	72	28,562	6,286	70
Life benefit with management levers	1,461,444	214,731	62	1,386,689	265,514	61
Total	$1,620,114	222,995		1,549,543	278,687
The growth in account values has outpaced the growth in the net amount at risk in 2017 due to the increased market performance of the separate account.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2017	2016
Bond	$306,145	310,976
Domestic equity	1,211,424	1,179,744
International equity	63,486	61,096
Specialty	694,010	665,294
Money market	24,621	37,065
Other	776	1,401
Total	$2,300,462	2,255,576
The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in Account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2015	$2,239	4,023	27,579	147,290	181,131
Incurred guaranteed benefits	528	(246)	(8,845)	(2,659)	(11,222)
Paid guaranteed benefits	(782)	(560)	(2,140)	—	(3,482)
Balance as of December 31, 2016	1,985	3,217	16,594	144,631	166,427
Incurred guaranteed benefits	260	(185)	(6,063)	(16,686)	(22,674)
Paid guaranteed benefits	(207)	(1,288)	(13)	—	(1,508)
Balance as of December 31, 2017	$2,038	1,744	10,518	127,945	142,245

(13)	Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2017, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2017	2016	2015
Balance at January 1, net of reinsurance and investment contract recoverables of $544, $497, and $360, respectively	$3,877	3,504	2,136
Incurred related to:
Current year	2,026	1,504	2,173
Prior years	248	(361)	(154)
Total incurred	2,274	1,143	2,019
Paid related to:
Current year	85	85	42
Prior years	1,199	685	609
Total paid	1,284	770	651
Balance at December 31, net of reinsurance and investment contract recoverables of $622, $544, and $497, respectively	$4,867	3,877	3,504
Prior year incurred claim reserves for 2017 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC line of business. Prior year incurred claim reserves for 2016 reflect favorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on LTC and group health lines of business.
Prior year incurred claims reserve for 2015 reflect favorable claim development with the group marketing and individual long term care lines of business.

(14)	Commitments and Contingencies
The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Private litigation regarding sales practices is ongoing against a number of insurance companies.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions and views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company leases office space and equipment from an affiliate (see further information in note 16). The future minimum lease payments required under operating leases are as follows:

2018	$24
2019	24
2020	13
2021	—
2022	—
2023 and beyond	—
Total	$61

(15)	Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $241, $228, and $205 in 2017, 2016, and 2015, respectively, toward the AAAP matching contributions and administration expenses.
In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

(16)	Related-Party Transactions

(a)	Real Estate
The Company leases office space from Allianz Global Corporate and Specialty, an affiliate, pursuant to a sublease agreement. In connection with this agreement, the Company has incurred rent expense of $28, $27, and $27 in 2017, 2016, and 2015, respectively, which is included in General and administrative expenses within the Statements of Operations.

(b)	Service Fees
The Company incurred fees for services provided by Allianz Life of $9,892, $10,135, and $9,437 in 2017, 2016, and 2015, respectively. The Company’s liability for these expenses was $1,013 and $1,086 as of December 31, 2017 and 2016, respectively, and is included in Other liabilities on the Balance Sheets. On a quarterly basis, the outstanding amount is settled in cash.
The Company incurred fees for services provided by affiliated companies of $559, $491, and $272 in 2017, 2016, and 2015, respectively. The Company’s liability for these charges was $51 and $40 as of December 31, 2017 and 2016, respectively, and is included in Other liabilities on the Balance Sheets. On a quarterly basis, the outstanding amount is settled in cash.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company has an agreement with Allianz Investment Management LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate account to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $1,042, $1,097, and $1,115 during 2017, 2016, and 2015, respectively, which is included in Fee, commission and other revenue in the Statements of Operations. At December 31, 2017 and 2016, $86 and $176, respectively, were included for these fees in Receivables on the Balance Sheets. Expenses incurred to these affiliates for management of sub-advised investment options were $0, $39, and $61 during 2017, 2016, and 2015, respectively, which are included in General and administrative expenses in the Statements of Operations.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $22,711, $21,607, and $23,410 for the years ended December 31, 2017, 2016, and 2015, respectively. At December 31, 2017 and 2016, $1,854 and $1,747, respectively, was included for the expense in Other liabilities on the Balance Sheets.
The Company has an agreement with ALFS, whereby 12b-1 fees are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for the net of ALFS reimbursed expenses over assigned revenues, exclusive of trading gains (losses). In the event that assigned revenues exceed reimbursed expenses, ALFS records a reimbursement to the Company and Allianz Life. The Company recorded revenue from this agreement of $4,357, $4,264, and $4,332 during 2017, 2016, and 2015, respectively. The Company recorded expenses related to this agreement of $4,237, $4,348, and $4,198 during 2017, 2016, and 2015, respectively.

(c)	Line of Credit Agreement
The Company has a line of credit agreement with its parent, Allianz Life, to provide liquidity, as needed. No amounts have been borrowed during the years ended December 31, 2017 and 2016.

(17)	Statutory Financial Data and Dividend Restrictions
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, deferred taxes, receivables (which are more than 90 days past due), reinsurance, and certain investments. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.
The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of New York as of December 31, 2017 and 2016 was $173,058 and $202,130, respectively. The Company’s net gain from operations reported in the statutory annual statement filed with the State of New York for the years end December 31, 2017 and 2016, was $34,435 and $58,324, respectively.
The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of 2017 and 2016 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,306 can be paid in 2018 without the approval of the Department. The Company paid no dividends in 2017, 2016 or 2015.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2017 and 2016.

(18)	Accumulated Other Comprehensive Income
Changes in AOCI, net of tax, by component consist of the following at December 31:

	2017	2016	2015
Net unrealized gain (loss) on securities:
Beginning balance	$7,197	5,000	16,656
OCI before reclassifications	5,600	2,216	(11,280)
Amounts reclassified from AOCI	210	(19)	(376)
Net OCI	5,810	2,197	(11,656)
Ending balance	$13,007	7,197	5,000
Reclassifications from AOCI, net of tax, consist of the following:

	Amounts reclassified from AOCI
	December 31,			Affected line item in the
AOCI	2017	2016	2015	Statements of Operations
Net unrealized gain (loss) on securities:
Available-for-sale securities	$(323)	30	578	Realized investment (losses) gains, net
Income tax expense (benefit)	(113)	11	202	Income tax expense (benefit)
Total amounts reclassified from AOCI	$(210)	19	376	Net (loss) income

(19)	Segment Information
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
The Individual Annuities segment consists of variable, variable-indexed, fixed-indexed and fixed annuities, which are provided through independent distribution channels made up of independent and wholly-owned broker dealers, agents, and registered representatives. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. The Company discontinued selling fixed-indexed and fixed annuity products and the block of business is in run off, however, in-force volumes are material and included within the Individual Annuities segment.
The Other segment consists of closed blocks of Life, LTC, and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company does not maintain segregated investment portfolios for each segment. All Interest and similar income, net and Realized investment (losses) gains, net are allocated to the segments. Assets are only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.
Segment results are reconciled to the Statements of Operations in the tables below:

	Year ended December 31, 2017
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$73,506	3,169	76,675
Interest and similar income, net	28,834	2,448	31,282
Change in fair value of assets and liabilities	(45,436)	6	(45,430)
Realized investment (losses) gains, net	(307)	(16)	(323)
Fee, commission, and other revenue	7,071	—	7,071
Total revenue	63,668	5,607	69,275
Benefits and expenses:
Net benefits and expenses	1,869	5,892	7,761
General and administrative and commission	40,622	765	41,387
Change in deferred acquisition costs, net	7,543	1,443	8,986
Total benefits and expenses	50,034	8,100	58,134
Pretax income (loss)	$13,634	(2,493)	11,141

	Year ended December 31, 2016
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$68,752	3,155	71,907
Interest and similar income, net	27,462	2,096	29,558
Change in fair value of assets and liabilities	(41,554)	—	(41,554)
Realized investment (losses) gains, net	(192)	(13)	(205)
Fee, commission, and other revenue	7,051	—	7,051
Total revenue	61,519	5,238	66,757
Benefits and expenses:
Net benefits and expenses	2,441	3,171	5,612
General and administrative and commission	39,355	593	39,948
Change in deferred acquisition costs, net	3,933	881	4,814
Total benefits and expenses	45,729	4,645	50,374
Pretax income (loss)	$15,790	593	16,383

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	Year ended December 31, 2015
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$65,603	3,267	68,870
Interest and similar income, net	25,378	2,009	27,387
Change in fair value of assets and liabilities	11,374	(1)	11,373
Realized investment (losses) gains, net	549	34	583
Fee, commission, and other revenue	7,221	—	7,221
Total revenue	110,125	5,309	115,434
Benefits and expenses:
Net benefits and expenses	81,697	5,814	87,511
General and administrative and commission	41,145	647	41,792
Change in deferred acquisition costs, net	(8,687)	522	(8,165)
Total benefits and expenses	114,155	6,983	121,138
Pretax income (loss)	$(4,030)	(1,674)	(5,704)

(20)	Subsequent Events
No material subsequent events have occurred since December 31, 2017 through March 29, 2018, the date at which the financial statements were issued, that would require adjustment to the financial statements.

SCHEDULE I
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Summary of Investments - Other than Investments in Related Parties
December 31, 2017
(In thousands)

Type of investment	Cost (1)	Fair value	Amount at which shown in the Balance Sheets
Fixed-maturity securities, available-for-sale:
U.S. government	$77,857	77,660	77,660
States and political subdivisions	10,502	11,005	11,005
Foreign government	2,984	2,933	2,933
Corporate securities	615,077	640,875	640,875
Mortgage-backed securities	259,748	258,750	258,750
Total fixed-maturity securities, available-for-sale	966,168	991,223	991,223
Equity securities, trading
Common stocks:
Industrial and miscellaneous	8,533	8,826	8,826
Total equity securities, trading	8,533	8,826	8,826
Other investments:
Short-term securities	32,454	32,454	32,454
Policy loans	400	400	400
Derivative assets	51,362	51,362	51,362
Total other investments	84,216	84,216	84,216
Total investments	$1,058,917	1,084,265	1,084,265

(1) The original cost of equity securities and other investments is reduced by impairments. The original cost of fixed-maturity securities is reduced by repayments and impairments adjusted for amortization of premiums and accrual discounts.

See accompanying Notes to the Financial Statements

SCHEDULE III
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Supplementary Insurance Information
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	As of December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements (1)	Account balances and future policy reserves	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits (2)	Net change in deferred sale inducements (3)	Net change in deferred acquisition costs (4)	Other operating expenses
2017:
Annuities	$120,485	18,049	1,063,175	—	—	73,506	28,834	110	1,759	7,543	40,622
Other	176	—	30,605	1,617	5,662	3,169	2,448	5,892	—	1,443	765
	$120,661	18,049	1,093,780	1,617	5,662	76,675	31,282	6,002	1,759	8,986	41,387
2016:
Annuities	$128,128	19,880	852,430	—	—	68,752	27,462	1,072	1,369	3,933	39,355
Other	1,740	—	26,821	1,652	4,771	3,155	2,096	3,171	—	881	593
	$129,868	19,880	879,251	1,652	4,771	71,907	29,558	4,243	1,369	4,814	39,948
2015:
Annuities	$131,754	21,148	738,333	—	—	65,603	25,378	81,285	412	(8,687)	41,145
Other	2,620	—	24,653	1,571	4,157	3,267	2,009	5,814	—	522	647
	$134,374	21,148	762,986	1,571	4,157	68,870	27,387	87,099	412	(8,165)	41,792

(1) Deferred sales inducements is located in Other assets on the Balance Sheets.
(2) Excludes net change in deferred sales inducements.
(3) See note 10 for aggregate gross amortization of deferred sales inducements.
(4) See note 9 for aggregate gross amortization of deferred acquisition costs.

See accompanying Notes to the Financial Statements

SCHEDULE IV
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Reinsurance
Years end December 31, 2017, 2016, 2015
(In thousands)

Years ended	Direct amount	Ceded to other companies	Assumed from other companies	Net Amount	Percentage of amount assumed to net
December 31, 2017:
Life insurance face amount in force	$59,398	50,925	—	8,473	—%
Premiums and policy fees:
Life	$920	781	—	139	—%
Annuities	73,506	—	—	73,506	—
Accident and health	3,513	483	—	3,030	—
Total premiums and policy fees	$77,939	1,264	—	76,675	—%
December 31, 2016:
Life insurance face amount in force	$66,299	57,082	—	9,217	—%
Premiums and policy fees:
Life	$1,025	836	—	189	—%
Annuities	68,752	—	—	68,752	—
Accident and health	3,459	493	—	2,966	—
Total premiums and policy fees	$73,236	1,329	—	71,907	—%
December 31, 2015:
Life insurance face amount in force	$71,620	61,791	—	9,829	—%
Premiums and policy fees:
Life	$1,144	842	—	302	—%
Annuities	65,603	—	—	65,603	—
Accident and health	3,470	505	—	2,965	—
Total premiums and policy fees	$70,217	1,347	—	68,870	—%

See accompanying Notes to the Financial Statements

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.
The SEC also maintains a website (www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549
OUR SERVICE CENTER
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
Send an application or additional Purchase Payment with a check:	Send an application or general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
NW5990	P.O. Box 561
P.O. Box 1450	Minneapolis, MN 55440-0561
Minneapolis, MN 55485-5990

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
NW5990	5701 Golden Hills Drive
1801 Parkview Drive	Golden Valley, MN 55416-1297
Shoreview, MN 55126

NOTE: Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.

To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com/newyork. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
Until May 1, 2019, all dealers that effect transactions in these securities may be required to deliver a prospectus.
Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2018

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ INDEX ADVANTAGE® NEW YORK VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT
Issued by
ALLIANZ LIFE of NY® VARIABLE ACCOUNT C (the Separate Account) and
ALLIANZ LIFE INSURANCE COMPANY of NEW YORK (Allianz Life of NY, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract's prospectus, call or write us at:
Allianz Life Insurance Company of New York
P. O. Box 561
Minneapolis, MN 55440-0561
 (800) 624-0197

Table of Contents

Allianz Life as Custodian…………………………	2	Annuity Purchases by Nonresident Aliens and
Legal Opinions………………………………..…..	2	Foreign Corporations…………………………………….	9
Distributor………………………………………….	2	Income Tax Withholding…………………….………………..	9
Administrative Service Fees…………………….	2	Multiple Contracts…………………………………………….	9
Federal Tax Status…………………………..….…	3	Partial 1035 Exchanges………………………………………	9
Annuity Contracts in General……………….…	3	Assignments, Pledges and Gratuitous Transfers………….	9
Taxation of Annuities in General………………	3	Death Benefits…………………………………………………	10
Qualified Contracts……………………..………	4	Spousal Continuation and the Federal Defense of
Purchasing a Qualified Contract………………	5	Marriage Act (DOMA)……………………………………	10
Distributions-Qualified Contracts………………	6	Federal Estate Taxes…………………………………………	10
Distributions-Non-Qualified Contracts……..…	7	Generation-Skipping Transfer Tax………………………….	10
Required Distributions………………………..…	8	Foreign Tax Credits…………………………………………..	10
Diversification…………………………………….	8	Possible Tax Law Changes………………………………….	10
Owner Control……………………………….….	8	Annuity Payments……………………………………………..	11
Contracts Owned by Non-Individuals…………	8	Annuity Payment Options……………………………………	11
		Appendix – Death of the Owner and/or Annuitant………	12

Dated: May 1, 2018
IANYSAI-0518
Allianz Index Advantage® New York Variable Annuity Statement of Additional Information – May 1, 2018
1

ALLIANZ LIFE AS CUSTODIAN

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self-custodian for the non-certificated shares we own through the Separate Account.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the contracts.
ALFS sells annuity contracts issued by Allianz Life of New York primarily through "wholesaling," in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 737 retail broker/dealers to sell its contracts.
We pay commissions for Contract sales. ALFS passes through most of the commissions it receives to the selling firms. ALFS received commissions for contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:
Calendar Year	Aggregate Amount of Commissions Paid to ALFS	Aggregate Amount of Commissions Retained by ALFS After Payments to Selling Firms
2015	$23,410,236.70	$0
2016	$21,607,313.76	$0
2017	$22,711,438.36	$0
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 51 broker-dealer firms. These payments vary in amount. In 2017, the five firms receiving the largest payments, ranging from $686,018.36 to $6,338,239.59, are listed below. In addition, ALFS may make marketing support payments to investment advisory firms marketing the Contract.
Firm Name
LPL Financial
Wells Fargo Advisors – Wealth (ISG)
Wells Fargo Advisors (PCG)
HD Vest Investments
Royal Alliance

ADMINISTRATIVE SERVICE FEES

Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 13, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2015	$1,762,204
2016	$1,739,447
2017	$1,622,010

Allianz Index Advantage® New York Variable Annuity Statement of Additional Information – May 1, 2018
2

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.
These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).
If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.
TAXATION OF ANNUITIES IN GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract's cost basis). For a full withdrawal, the amount received that exceeds the Contract's cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.
Allianz Index Advantage® New York Variable Annuity Statement of Additional Information – May 1, 2018
3

QUALIFIED CONTRACTS
If you purchase the Contract as a Traditional IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
If this Contract is used to fund an Inherited IRA or Inherited Roth IRA, you will receive annual payments from this Contract to comply with the Required Minimum Distribution (RMD) rules.
Types of Qualified Contracts
We may issue the following types of Qualified Contracts.
•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner's income. Contributions are also limited or prohibited if the Owner's income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual's income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA or Inherited Roth IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary.

Since you are the beneficiary of the previously held tax-qualified arrangement, you will become the Owner of the new Inherited IRA Contract. The ownership of this Contract must also reflect the name of the deceased previous owner. The purpose of the Inherited IRA Contract is to allow the Owner to change the funding vehicle and receive RMD payments instead of receiving a lump sum death benefit payment.
For a nonspouse beneficiary, the death benefit proceeds must be directly transferred into this Contract; they cannot be received by the nonspouse beneficiary and then applied to this Contract. A spouse beneficiary may receive the death benefit proceeds and then roll the funds into an Inherited IRA Contract within 60 days of receiving the proceeds. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same decedent to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. Once an Inherited IRA Contract is established, no further Purchase Payments can be made.
We do not allow any optional benefit that would provide guaranteed income for life or for a period longer than the Owner's life expectancy to be added to an Inherited IRA Contract.
•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Allianz Index Advantage® New York Variable Annuity Statement of Additional Information – May 1, 2018
4

Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
PURCHASING A QUALIFIED CONTRACT
The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.
Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.
Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal.
An IRA to IRA indirect rollover can occur only once in any twelve month period from all of the IRAs you currently own.
Allianz Index Advantage® New York Variable Annuity Statement of Additional Information – May 1, 2018
5

DISTRIBUTIONS – QUALIFIED CONTRACTS
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.
Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)	distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and
11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner's lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 50% additional federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.
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Inherited IRA Contracts. If you were the spouse beneficiary of the deceased owner's IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments, then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 70½. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments or if the Contract is a Roth IRA, you can begin RMD payments based on your single life expectancy in the year following the deceased owner's death, or (if longer) the deceased owner's life expectancy in the year of his/her death reduced by one. You must begin to receive these RMD payments by December 31 of the year following the year of the deceased owner's death.
If you were not the spouse beneficiary of the deceased owner's IRA Contract and the deceased owner had not yet reached the date at which he/she was required to begin receiving RMD payments, you can begin RMD payments based on your single life expectancy in the year following the deceased owner's death. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments or if this Contract is a Roth IRA, you can begin RMD payments based on your single life expectancy in the year following the deceased previous owner's death, or (if longer) the deceased owner's life expectancy in the year of his/her death reduced by one. You must begin to receive these RMD payments by December 31 of the year following the year of the deceased owner's death.
If the beneficiary of the deceased owner's IRA Contract was a trust that met certain requirements, and the deceased owner had not yet reached the date at which he/she was required to begin receiving RMD payments or if this Contract is a Roth IRA, the trust can begin RMD payments based on the single life expectancy of the oldest beneficiary of the trust in the year following the deceased owner's death. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments, the trust can begin RMD payments based on the single life expectancy of the oldest beneficiary of the trust in the year following the deceased owner's death, or (if longer) the deceased owner's life expectancy in the year of his/her death reduced by one. The trust must begin to receive these RMD payments by December 31 of the year following the year of the deceased owner's death.
DISTRIBUTIONS – NON-QUALIFIED CONTRACTS
You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.
Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.
If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.
Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:
1)	paid on or after you reach age 59½;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.
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With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non‑Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract's interest, the entire Contract's interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant's date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract's entire interest must be distributed within five years after the Owner's date of death. These requirements are satisfied as to any part of an Owner's interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary's life, or over a period not extending beyond that Beneficiary's life expectancy, provided that distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner's surviving spouse, the surviving spouse can continue the Contract as the new Owner.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Other rules may apply to Qualified Contracts.
DIVERSIFICATION
Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all variable investment options be managed by the investment advisers so that they comply with these diversification standards.
OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner's control of the Separate Account's investments may cause the Owner to be treated as the owner of the Separate Account's assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account's assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts' features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Variable Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
CONTRACTS OWNED BY NON-INDIVIDUALS
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners' country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase. We currently do not issue Contracts to nonresident aliens or foreign entities (such as corporations and trusts).
INCOME TAX WITHHOLDING
Any part of a distribution that is included in the Owner's gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or
•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
•	hardship withdrawals.
Participants should consult a tax adviser regarding withholding requirements.
MULTIPLE CONTRACTS
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution's tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.
PARTIAL 1035 EXCHANGES
Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.
ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract's cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract's cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee's investment in the Contract is increased to reflect the increase in the transferor's income.
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The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.
DEATH BENEFITS
Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.
SPOUSAL CONTINUATION AND THE FEDERAL DEFENSE OF MARRIAGE ACT (DOMA)
Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.
The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner's/spouse's rights and benefits under the Contract.
FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Contract's federal estate tax implications, an Owner should keep in mind the annuity contract's value payable to a Beneficiary upon the Owner's death is included in the deceased Owner's gross estate. Depending on the annuity contract, the annuity's value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
GENERATION-SKIPPING TRANSFER TAX
The Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract's tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.
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ANNUITY PAYMENTS

We base Annuity Payments on your Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Variable Options' performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.
•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.
ANNUITY PAYMENT OPTIONS
The Annuity Payment Options are briefly described in prospectus section 10 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant's death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. The refund is equal to the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.
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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. For a description of the death benefit and payout options, see prospectus section 11, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
• If the deceased Owner was a Determining Life and the Traditional Death Benefit is in effect, the death benefit is the greater of the Contract Value or total Purchase Payments adjusted for withdrawals.
• If the deceased Owner was not the Determining Life the Traditional Death Benefit ends and the Beneficiary(s) receive the Contract Value.
• If a surviving spouse Beneficiary continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– if the Traditional Death Benefit is in effect and the deceased was a Determining Life, we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals (if greater) and the Traditional Death Benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse's death, his or her Beneficiary(s) receives the Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the guaranteed period expires.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
• We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. For a description of the death benefit and payout options, see prospectus section 11, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
• If the deceased Joint Owner was a Determining Life and the Traditional Death Benefit is in effect, the death benefit is the greater of the Contract Value, or total Purchase Payments adjusted for withdrawals.
• If the deceased Joint Owner was not a Determining Life the Traditional Death Benefit ends and the Beneficiary(s) receive the Contract Value.
• If a surviving Joint Owner who is also a surviving spouse continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– if the Traditional Death Benefit is in effect and the deceased was a Determining Life, we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals (if greater) and the Traditional Death Benefit ends,
– the surviving Joint Owner/spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving Joint Owner/spouse's death, his or her Beneficiary(s) receives the Contract Value.

• If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
• If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the guaranteed period expires.
– Annuity Option 5, payments end and the Payee may receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
• Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed period of time.

• No death benefit is payable.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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